As filed with the Securities and Exchange Commission on January 27, 2004

Securities Act File No. 33-51308

Investment Company Act File No. 811-7142

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 40	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 42	☒

(Check appropriate box or boxes)

GE FUNDS

(Exact Name of Registrant as Specified in Charter)

3003 Summer Street

Stamford, Connecticut 06905

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (203) 326-4040

Matthew J. Simpson, Esq.

Senior Vice President, Associate General Counsel & Assistant Secretary

GE Asset Management Incorporated

3003 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Copies to:

Burton M. Leibert, Esq.

Willkie Farr & Gallagher

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering:    As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

• immediately upon filing pursuant to paragraph (b)	☐

• on January 29, 2004 pursuant to paragraph (b)	☒

• 60 days after filing pursuant to paragraph (a)(1)	☐

• on (date) pursuant to paragraph (a)(1)	☐

• 75 days after filing pursuant to paragraph (a)(2)	☐

• on (date) pursuant to paragraph (a)(2) of Rule 485	☐

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.	☐

GE International Fixed Income Fund and GE Small-Cap Growth Equity Fund, series of Registrant (the shares of) which are not currently being offered to the public, remain registered and unaffected by this post-effective amendment.

Prospectus

GE Funds

January 29, 2004

Equity Funds

GE U.S. Equity Fund

GE Value Equity Fund

GE Small-Cap Value Equity Fund

GE Global Equity Fund

GE International Equity Fund

Premier Funds

GE Premier Growth Equity Fund

GE Premier Value Equity Fund

Income Funds

GE Fixed Income Fund

GE Government Securities Fund

GE Short-Term Government Fund

GE Tax-Exempt Fund

Asset Allocation Funds

GE Strategic Investment Fund

Money Market Funds

GE Money Market Fund

Like all mutual funds, the GE Funds’ shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

GE Funds

Prospectus

Additional information regarding the GE Funds (each a “Fund” and collectively the “Funds”) is contained in the Statement of Additional Information (SAI) dated January 29, 2004, which is incorporated by reference into (legally forms a part of) this Prospectus.

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GE Funds Prospectus	Equity Funds

An investment in a GE Equity Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in a GE Equity Fund?

GE Equity Funds may be appropriate for your investment portfolio if you:

■ have a long-term investment goal

■ are willing to accept higher short-term risk for potential long-term returns

■ want to diversify a portfolio composed mostly of other types of investments

GE Equity Funds may not be appropriate if you want:

■ to avoid potentially significant changes in the value of your investment

■ a short-term investment

■ regular income

Equity funds generally invest in equity securities. Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities, rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation. Equity funds have more potential for capital growth than other funds, but they have greater risk.

For a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

GE Funds

Prospectus

Equity Funds

GE U.S. Equity Fund

Investment Objective: Long term growth of capital

The Strategy

GE U.S. Equity Fund invests at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal market conditions. The portfolio managers use a MultiStyle® investment strategy that combines growth and value investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor’s 500® Composite Stock Index (S&P 500® Index), including average market capitalization and dividend yield potential. Stock selection is key to the performance of the Fund.

Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:

■ attractive valuations

■ financial strength

■ high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (growth investing risk and value investing risk). To the extent that the portfolio managers invest in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund’s returns. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 19.82% for the quarter ended December 31, 1998. The lowest return before taxes for a quarter was -16.18% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500 Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2003)

	1 Year	5 Years	10 Years	Since Inception[2]
GE U.S. Equity Fund

Class A Shares[1]

Return Before Taxes	15.97%	0.21%	10.32%	10.63%

Return After Taxes on Distributions[3]	15.86%	-0.69%	8.80%	9.14%

Return After Taxes on Distributions and Sale of Fund Shares[3]	10.53%	-0.08%	8.43%	8.75%

Return Before Taxes

Class B	18.18%	0.65%	10.47%	10.59%

Class C (level load)	21.42%	–	–	-0.57%

Class Y	23.42%	1.66%	11.25%	11.32%

S&P 500 Index[4]	28.73%	-0.58%	11.07%	10.94%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management Incorporated (GE Asset Management) may have reduced certain expenses which would have lowered the Fund’s total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A – 2/22/93; Class B – 12/22/93; Class C – 9/30/99; Class Y – 11/29/93.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the S&P 500 Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

GE Value  Equity Fund

Investment Objective:  Long-term growth of capital and future income.

The Strategy

GE Value Equity Fund invests at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects. The portfolio manager employs a relative value approach to identify companies across all economic sectors which are undervalued relative to the market, their peers, their historical valuation or their growth rate. This approach results in a portfolio more broadly diversified across economic sectors and contrasts with other value investing approaches that focus on low stock prices and often result in a portfolio concentrated in fewer sectors. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic events. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

■ low prices in relation to their peers and the overall market

■ the potential for long-term earnings growth

■ above-average dividend yields

■ expectation of income in future periods

■ strong management

■ financial strength

■ attractive upside potential and limited downside risk

■ a catalyst such as changing industry fundamentals, introduction of a new product, a company restructuring, or a change in management.

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (value investing risk). To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry  derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund’s returns. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 20.39% for the quarter ended June 30, 1997. The lowest return before taxes for a quarter was -16.60% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500 Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2003)

	1 Year	5 Years	10 Years	Since Inception[2]
GE Value Equity Fund

Class A Shares[1]

Return Before Taxes	16.52%	0.61%	10.30%	10.11%

Return After Taxes on Distributions[3]	16.40%	-0.02%	8.33%	8.20%

Return After Taxes on Distributions and Sale of Fund Shares[3]	10.89%	0.34%	8.04%	7.90%

Return Before Taxes

Class B	18.56%	1.05%	10.32%	10.18%

Class C (level load)	21.65%	–	–	-0.10%

Class Y	23.83%	2.09%	–	5.53%

S&P 500 Index[4]	28.73%	-0.58%	11.07%	10.86%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund’s total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average daily net assets for periods prior to September 17, 1999. Effective September 17, 1999, Distribution and Service Fees were reduced to 0.25% of average daily net assets.

2 Inception date: Class A and B – 9/8/93; Class C – 9/30/99; Class Y – 1/5/98.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the S&P 500 Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

GE Small-Cap Value Equity Fund

Investment Objective:

Long-term growth of capital.

The Strategy

GE Small-Cap Value Equity Fund invests at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic events. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000® Index (Russell 2000 Index). As of December 31, 2003 the market capitalization of companies in the Russell 2000 Index ranged from $7.26 million to $2.03 billion. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves outside of the capitalization range of the Russell 2000 Index. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of companies with characteristics such as:

■ high quality management

■ attractive products or services

■ appropriate capital structure

■ strong competitive positions in their industries

■ management focused on generating shareholder value

The Fund also may invest to a lesser extent in securities with capitalizations outside the Fund’s small-cap range, debt securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk and style risk (value investing risk and small-cap company risk). To the extent that the portfolio managers invest in foreign securities, debt securities or initial public offerings of equity securities, the Fund would be subject to foreign exposure risk, interest rate risk, credit risk and initial public offerings risk.

If you would like additional information regarding the Fund’s investment strategies, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund’s returns. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 22.64% for the quarter ended June 30, 1999. The lowest return before taxes for a quarter was -15.27% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Russell 2000 Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2003)

	1 Year	5 Years	Since Inception[2]
GE Small-Cap Value

Equity Fund

Class A Shares[1]

Return Before Taxes	16.87%	9.44%	12.84%

Return After Taxes on Distributions[2]	16.87%	7.00%	10.40%

Return After Taxes on Distributions and Sale of Fund Shares[3]	10.96%	6.60%	9.63%

Return Before Taxes

Class B	19.06%	9.91%	13.27%

Class C (level load)	21.92%	–	11.42%

Class Y	24.28%	11.01%	14.39%

Russell 2000 Index[4]	47.29%	7.19%	9.95%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund’s total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A, B and Y – 12/31/98; Class C – 9/30/99.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the Russell 2000 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

GE Global  Equity Fund

Investment Objective:

Long-term growth of capital.

The Strategy

GE Global Equity Fund invests at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in companies in developed and developing countries, including the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security price does not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested primarily in countries included in the Morgan Stanley Capital International (MSCI®) World Index (MSCIW Index) and in no fewer than three different countries. Stock selection is key to the performance of the fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

■ low prices relative to their long-term cash earnings potential

■ potential for significant improvement in the company’s business

■ financial strength

■ sufficient liquidity

The Fund also may invest to a lesser extent in debt securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, style risk (growth investing risk and mid-cap company risk), and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund’s returns. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 21.91% for the quarter ended December 31, 1998. The lowest return before taxes for a quarter was -18.81% for the quarter ended September 30, 1998.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the MSCIW Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2003)

	1 Year	5 Years	10 Years	Since Inception[2]
GE Global Equity Fund

Class A Shares[1]

Return Before Taxes	20.69%	-0.38%	4.61%	6.49%

Return After Taxes on Distributions[3]	20.65%	-1.44%	3.35%	5.26%

Return After Taxes on Distributions and Sale of Fund Shares[3]	13.49%	-0.48%	3.56%	5.26%

Return Before Taxes

Class B	23.25%	0.07%	4.78%	5.04%

Class C (level load)	27.25%	–	–	-2.31%

Class Y	28.49%	1.07%	5.51%	6.32%

MSCIW Index[4]	33.11%	-0.79%	7.13%	8.32%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund’s total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A – 2/22/93; Class B – 12/22/93; Class C – 9/30/99; Class Y – 11/29/93.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for  Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the MSCIW Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the MSCIW Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

GE International Equity Fund

Investment Objective:  Long-term  growth of  capital.

The Strategy

GE International Equity Fund invests at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in companies in developed and developing countries outside the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security prices do not fully reflect their potential for growth. Under normal circumstances, the Fund’s assets are invested in foreign securities of companies representing at least three different countries. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

■ low prices relative to their long-term cash earnings potential

■ potential for significant improvement in the company’s business

■ financial strength

■ sufficient liquidity

The Fund also may invest to a lesser extent in debt securities and may invest to a limited extent in securities of companies located in the United States. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, style risk (mid-cap company risk and growth investing risk), and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to interest rate risk and credit risk. The Fund may invest in derivative instruments that carry  derivative instruments risk.

If you would like additional information regarding the investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund’s returns. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 21.52% for the quarter ended December 31, 1999. The lowest return before taxes for a quarter was -22.81% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE®) Index (MSCI EAFE Index). The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2003)

	1 Year	5 Years	Since Inception[2]
GE International

Equity Fund

Class A Shares[1]

Return Before Taxes	22.54%	-3.82%	2.18%

Return After Taxes on Distributions[3]	22.66%	-4.41%	1.13%

Return After Taxes on Distributions and Sale of Fund Shares[3]	14.95%	-3.21%	1.56%

Return Before Taxes

Class B	24.59%	-3.46%	2.34%

Class C (level load)	28.28%	–	-5.45%

Class Y	29.89%	-2.49%	3.07%

MSCI EAFE Index[4]	38.59%	-0.10%	3.69%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund’s total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A, B and Y – 2/2/94; Class C – 9/30/99.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the MSCI EAFE Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the MSCI EAFE Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

GE Premier Growth Equity Fund

Investment Objective:  Long-term growth of capital and future income rather than current income.

The Strategy

GE Premier Growth Equity Fund invests at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. The portfolio manager selects equity securities from a number of industries based on the merits of individual companies. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

■ above-average annual growth rates

■ financial strength

■ leadership in their respective  industries

■ high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, diversification risk and style risk (growth investing risk and mid-cap company risk). To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk. The Fund may invest in derivative instruments that carry derivative  instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund’s returns. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 23.47% for the quarter ended December 31, 1998. The lowest return before taxes for a quarter was -17.00% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the S&P 500 Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2003)

	1 Year	5 Years	Since Inception[2]
GE Premier Growth

Equity Fund

Class A Shares[1]

Return Before Taxes	20.96%	2.03%	9.53%

Return After Taxes on Distributions[3]	20.96%	1.53%	8.94%

Return After Taxes on Distributions and Sale of Fund Shares[3]	13.62%	1.61%	8.17%

Return Before Taxes

Class B	23.40%	2.47%	9.76%

Class C (level load)	26.45%	–	0.29%

Class Y	28.66%	3.49%	10.74%

S&P 500 Index[4]	28.73%	-0.58%	7.56%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund’s total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A, B and Y – 12/31/96; Class C – 9/30/99.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for  Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the S&P 500 Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Equity Funds

GE Premier Value Equity Fund

Investment Objective:  Long-term growth of capital and future income.

The Strategy

GE Premier Value Equity Fund invests at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in a limited number of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic events. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:

■ low prices in relation to their peers and the overall market

■ the potential for long-term earnings growth

■ improving returns on capital

■ improving cash flows

■ strong management

■ financial strength

■ attractive upside potential and limited downside risk

The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are stock market risk, diversification risk, and style risk (value investing risk). To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk. The Fund invests in derivative instruments that carry derivative  instruments risk.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund’s returns. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 17.11% for the quarter ended June 30, 2003. The lowest return before taxes for a quarter was -20.51% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Russell 1000 Value Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares

Average Annual Total Returns

(as of December 31, 2003)

	1 Year	Since Inception[1]
GE Premier Value Equity Fund

Class A Shares

Return Before Taxes	17.57%	1.19%

Return After Taxes on Distributions[2]	17.40%	0.70%

Return After Taxes on Distributions and Sale of Fund Shares[2]	11.64%	0.73%

Return Before Taxes

Class B	19.90%	1.85%

Class C (level load)	22.75%	2.06%

Class Y	24.98%	3.10%

Russell 1000 Value lndex[3]	30.05%	3.06%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund’s total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Inception date: Class A, B, C and Y – 4/28/00.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

3 The returns of the Russell 1000 Value Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the Russell 1000 Value Index are calculated from the month end nearest each share class’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

[This page intentionally left blank.]

An investment in a GE Income Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a GE Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in a GE Income Fund?

GE Income Funds may be appropriate for your investment portfolio if you:

■ seek regular income

■ seek lower potential volatility than equity funds over the long term

■ want to diversify a portfolio composed mostly of equity investments

GE Tax-Exempt Fund may be appropriate for your investment portfolio if you:

■ are in a high tax bracket

■ want income that is exempt from federal income tax

GE Income Funds may not be appropriate if you want:

■ potential for high capital appreciation

■ an investment that seeks to maintain a stable share price

Income funds generally invest in debt securities. Holders of debt securities typically have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest. Income funds provide regular income and some provide federally tax-exempt income.

For a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

GE Funds Prospectus	Income Funds

GE Funds

Prospectus

Income Funds

GE Fixed

Income

Fund

Investment Objective: Maximum income consistent with prudent investment management and the preservation of capital.

The Strategy

GE Fixed Income Fund invests at least 80% of its net assets in debt securities under normal market conditions. The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The portfolio managers seek to identify debt securities with characteristics such as:

■ attractive yields and prices

■ the potential for capital appreciation

■ reasonable credit quality

The Fund also may invest to a lesser extent in asset-backed securities, high yield securities and foreign debt securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are interest rate risk, credit risk and prepayment risk. To the extent that the portfolio managers invest in asset-backed securities, foreign debt securities and high yield securities, the Fund would be subject to asset-backed securities risk, foreign exposure risk and high yield securities risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also invest in U.S. Government securities. U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund’s returns. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 5.92% for the quarter ended June 30, 1995. The lowest return before taxes for a quarter was -2.59% for the quarter ended March 31, 1994.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index). The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2003)

	1 Year	5 Years	10 Years	Since Inception[2]
GE Fixed Income Fund

Class A Shares[1]

Return Before Taxes	-1.00%	4.77%	5.69%	5.73%

Return After Taxes on Distributions[3]	-2.46%	2.66%	3.41%	3.45%

Return After Taxes on Distributions and Sale of Fund Shares[3]	-0.55%	2.74%	3.40%	3.44%

Return Before Taxes

Class B	-0.37%	4.89%	5.69%	5.71%

Class C (level load)	1.76%	–	–	6.32%

Class Y	3.62%	5.95%	6.41%	6.40%

LB Aggregate Bond Index[4]	4.10%	6.62%	6.95%	6.95%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund’s total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A – 2/22/93; Class B – 12/22/93; Class C – 9/30/99; Class Y – 11/29/93.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the LB Aggregate Bond Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Income Funds

GE Government Securities Fund

Investment Objective: High level of current income consistent with safety of principal.

The Strategy

GE Government Securities Fund invests at least 80% of its net assets in U.S. Government securities under normal market conditions. The Fund’s investments may include mortgage-backed securities with remaining maturities of one year or more. The Fund normally has an average duration of approximately three to six years. The Fund invests in securities issued by the:

■ U.S. Treasury

■ Government National Mortgage Association (Ginnie Mae)

■ Federal National Mortgage Association (Fannie Mae)

■ Federal Home Loan Mortgage Corporation (Freddie Mac)

■ other U.S. Government agencies and instrumentalities

No more than 20% of the Fund’s assets may be invested in debt securities rated A or lower by Moody’s or S&P or comparably rated by another nationally recognized statistical rating organization, and no more than 10% of the Fund’s assets may be invested in debt securities rated Baa by Moody’s or BBB by S&P or comparably rated by another nationally recognized statistical rating organization.

The portfolio managers seek to identify debt securities with characteristics such as:

■ attractive yields and prices

■ the potential for capital appreciation

■ reasonable credit quality

The Fund also may invest to a lesser extent in a variety of debt securities including corporate debt securities, asset-backed securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are interest rate risk, credit risk and prepayment risk. To the extent that the portfolio managers invest in asset-backed securities and foreign securities, the Fund also would be subject to asset-backed securities risk and foreign exposure risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund may also invest in U.S. Government securities. U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. government, such as U.S. Treasury bills and notes and obligations of Ginnie Mae. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Fannie Mae securities, while some are backed only by the credit of the issuing organization, such as obligations of Freddie Mac. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

If you would like additional information regarding the investment strategies and risks associated with this Fund, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund’s returns. During the periods presented in the bar chart, Class B’s highest return before taxes for a quarter was 5.69% for the quarter ended September 30, 2002. The lowest return before taxes for a quarter was -4.85% for the quarter ended June 30, 1994.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Lehman Brothers Government Bond Index (LB Government Bond Index). The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class B Shares

Average Annual Total Returns

(as of December 31, 2003)

	1 Year	5 Years	10 Years	Since Inception[1]
GE Government Securities Fund

Class B Shares

Return Before Taxes	-2.18%	4.77%	4.71%	–

Return After Taxes on Distribution[2]	-3.00%	2.94%	2.37%	–

Return After Taxes on Distribution and Sale of Fund Shares[2]	-1.42%	2.90%	2.49%	–

Return Before Taxes

Class A3	-2.85%	4.61%	4.82%	–

Class C (level load)	-0.32%	–	–	6.39%

LB Government Bond Index[4]	2.36%	6.26%	6.72%	6.50%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund’s total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Inception date: Class A – 9/8/93; Class B – 4/22/87 (inception date of predecessor fund which merged into GE Government Securities Fund on 9/25/97); Class C – 9/30/99.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only and after-tax returns for other share classes will vary.

3 Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average daily net assets for periods prior to September 17, 1999. Effective September 17, 1999, Distribution and Service Fees were reduced to 0.25% of average daily net assets.

4 The returns of the LB Government Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the LB Government Bond Index are calculated from the month end nearest Class B shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Income Funds

GE Short-Term Government Fund

Investment Objective:

High level of income consistent with prudent investment management and the preservation of capital.

The Strategy

GE Short-Term Government Fund invests at least 80% of its net assets in U.S. Government securities under normal market conditions. The Fund’s investments may include mortgage-backed securities and repurchase agreements secured by U.S. Government securities. The Fund normally has a weighted average maturity of not more than three years.

The Fund invests in securities issued or secured by the:

■ U.S. Treasury

■ Government National Mortgage Association (Ginnie Mae)

■ Federal National Mortgage Association (Fannie Mae)

■ Federal Home Loan Mortgage Corporation (Freddie Mac)

■ other U.S. Government agencies and instrumentalities

The portfolio manager seeks to identify debt securities with characteristics such as:

■ attractive yields and prices

■ the potential for capital appreciation

■ reasonable credit quality

The Fund also may invest to a lesser extent in a variety of debt securities, including corporate debt securities, privately issued mortgage-backed securities, asset-backed securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.

The Fund’s 80% investment policy may be changed by the Trustees on 60 days’ notice to shareholders.

The Risks

The principal risks of investing in the Fund are interest rate risk, credit risk and prepayment risk. To the extent that the Fund invests in foreign securities and asset backed securities, the Fund would be subject to foreign exposure risk and asset-backed securities risk. The Fund may invest in derivative instruments that carry  derivative instruments risk.

The Fund may also invest in U.S. Government securities. U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. government, such as U.S. Treasury bills and notes and obligations of Ginnie Mae. Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Fannie Mae securities, while some are backed only by the credit of the issuing organization, such as obligations of Freddie Mac. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund’s returns. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 3.60% for the quarter ended September 30, 2001. The lowest return before taxes for a quarter was 0.09% for the quarter ended December 31, 2001.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the Lehman Brothers 1-3 Year Government Bond Index (LB 1-3 Year Government Bond Index). The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2003)

	1 Year	5 Years	Since Inception[2]
GE Short-Term

Government Fund

Class A Shares[1]

Return Before Taxes	-0.96%	4.65%	5.15%

Return After Taxes on Distributions[3]	-2.25%	2.68%	3.00%

Return After Taxes on Distributions and Sale of Fund Shares[3]	-0.53%	2.75%	3.04%

Return Before Taxes

Class B	-1.97%	4.53%	5.03%

Class C (level load)	-0.10%	–	4.81%

Class Y	1.81%	5.39%	5.66%

LB 1-3 Year Government Bond Index[4]	2.01%	5.51%	5.83%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund’s total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A, B and Y – 3/2/94; Class C – 9/30/99.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the LB 1-3 Year Government Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the LB 1-3 Year Government Bond Index are calculated from the month end nearest Class A, B and Y shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds

Prospectus

Income Funds

GE Tax-

Exempt

Fund

Investment Objective:

As high a level of income exempt from Federal income taxation as is consistent with preservation of capital.

The Strategy

GE Tax-Exempt Fund invests primarily in investment-grade municipal securities. Under normal conditions, the portfolio manager manages the Fund so that at least 80% of the Fund’s income is exempt from both regular federal income taxes and the federal alternative minimum tax.

The Fund generally will have an effective duration of 75% to 125% of the duration of the Lehman Brothers 10-Year Municipal Index (LB 10-Year Muni Index). As of December 31, 2003, the effective duration of the LB 10-Year Muni Index was 5.8 years.

The portfolio manager seeks to identify municipal obligations with characteristics such as:

■ attractive yields and prices

■ the potential for income generation

■ the potential for capital appreciation

■ reasonable credit quality

The Fund also may invest to a lesser extent in tax-free or taxable money market instruments and may hold cash and cash equivalents. The portfolio manager may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Fund’s policy that at least 80% of its income be exempt from both regular federal income taxes and the federal alternative minimum tax may be changed only by shareholder vote.

The Risks

The principal risks of investing in the Fund are municipal obligations risk, interest rate risk and credit risk.

The Fund’s income may be subject to state and local taxes. Capital gains, if any, will be subject to tax.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund’s returns. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 6.47% for the quarter ended March 31, 1995. The lowest return before taxes for a quarter was -4.30% for the quarter ended March 31, 1994.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the LB 10-Year Muni Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2003)

	1 Year		5 Years	10 Years	Since Inception[2]
GE Tax-Exempt Fund

Class A Shares[1]

Return Before Taxes	-0.31%		4.17%	4.79%	4.80%

Return After Taxes on Distributions[3]	-0.33%		4.15%	4.73%	4.74%

Return After Taxes on Distributions and Sale of Fund Shares[3]	0.99%		4.14%	4.68%	4.69%

Return Before Taxes

Class B	0.45%		4.35%	4.88%	4.91%

Class C (level load)	2.45%		–	–	5.76%

Class Y	8.57%	[5]	6.22%	–	6.20%

LB 10-Year Muni Index[4]	5.70%		5.91%	6.13%	6.20%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund’s total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns reflect the impact of Distribution and Service Fees imposed at the rate of 0.50% of average net assets for periods prior to September 17, 1999. Effective September 17, 1999, Distribution and Service Fees were reduced to 0.25% of average daily net assets.

2 Inception date: Class A and B – 9/8/93; Class C – 9/30/99;  Class Y – 9/26/97.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the LB 10-Year Muni Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the LB 10-Year Muni Index are calculated from the month end nearest Class A and B shares’ inception date.

5 The Fund recorded an accounting adjustment for 2003 which enhanced performance due to the small size of this share class. Absent this adjustment, the performance for the Class Y shares would have been lower.

Tax Exempt Investing. Tax-exempt investing usually benefits investors in higher tax brackets.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

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An investment in a GE Asset Allocation Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency. An investment in a GE Fund is subject to risk, including possible loss of principal invested.

Who may want to invest in a GE Asset Allocation Fund?

An Asset Allocation Fund may be appropriate for your investment portfolio if you:

■ seek both capital appreciation and current income

■ want a single diversified investment

Asset allocation funds are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to diversify by investing in a core portfolio that typically holds both equity securities and debt securities. Although an investor may achieve the same level of diversification by buying individual GE Equity or Income Funds, the GE Strategic Investment Fund presents a diversification alternative within one fund. An investor should not expect capital appreciation or current income levels comparable to funds for which either capital appreciation or current income is their sole objective.

For a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

GE Funds Prospectus	Asset Allocation Funds

GE Funds

Prospectus

Asset Allocation Funds

GE Strategic Investment

Fund

Investment Objective: Maximum total return.

The Strategy

GE Strategic Investment Fund invests primarily in a combination of equity securities and investment-grade debt securities. The portfolio managers follow an asset allocation process established by GE Asset Management’s Asset Allocation Committee to diversify holdings across asset classes. The Fund adjusts its weightings among U.S. equity securities, debt securities and foreign securities based on the relative attractiveness of the asset classes. The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.

The portfolio managers seek to identify equity securities of companies with characteristics such as:

■ strong earnings growth

■ attractive prices

■ a presence in successful industries

■ high quality management

The portfolio managers seek to identify debt securities with characteristics such as:

■ attractive yields and prices

■ the potential for capital appreciation

■ reasonable credit quality

The portion of the Fund invested in debt securities normally has a weighted average maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

The portfolio managers may use various investment techniques to adjust the Fund’s investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risks of investing in the Fund are stock market risk, foreign exposure risk, interest rate risk, credit risk and prepayment risk. To the extent the portfolio managers invest in high yield securities, the Fund would be subject to high yield securities risk. The Fund may invest in derivative instruments that carry derivative instruments risk.

The Fund’s asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.

If you would like additional information regarding the Fund’s investment strategies and risks, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which would lower the Fund’s returns. During the periods presented in the bar chart, Class A’s highest return before taxes for a quarter was 12.15% for the quarter ended June 30, 2003. The lowest return before taxes for a quarter was -9.30% for the quarter ended September 30, 2002.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the return of the S&P 500 Index and the return of the LB Aggregate Bond Index. The table reflects the impact of the Fund’s expenses and sales charges for each share class. The table (other than “Return After Taxes on Distributions”) assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Class A Shares1

Average Annual Total Returns

(as of December 31, 2003)

	1 Year	5 Years	10 Years	Since Inception[2]
GE Strategic Investment Fund

Class A Shares[1]

Return Before Taxes	13.69%	3.28%	8.66%	8.84%

Return After Taxes on Distributions[3]	13.39%	1.92%	7.12%	7.34%

Return After Taxes on Distributions and Sale of Fund Shares[3]	9.06%	2.15%	6.78%	6.97%

Return Before Taxes

Class B	15.74%	3.73%	8.81%	8.86%

Class C (level load)	18.88%	–	–	3.76%

Class Y	20.93%	4.77%	9.58%	9.66%

S&P 500 Index[4]	28.73%	-0.58%	11.07%	10.94%

LB Aggregate Bond Index[4]	4.10%	6.62%	6.95%	6.95%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund’s total returns. Due to volatile market conditions, performance figures such as those shown in the bar chart and table may be significantly different if the bar chart and table covered more recent periods. As with all mutual funds, past performance (before and after taxes) is not an indication of future performance.

1 Returns include those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. Average Annual Total Returns for periods prior to September 17, 1999 have been adjusted to reflect Class A expenses and sales charges.

2 Inception date: Class A – 2/22/93; Class B – 12/22/93; Class C – 9/30/99; Class Y – 11/29/93.

3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other share classes will vary.

4 The returns of the S&P 500 Index and LB Aggregate Bond Index do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the S&P 500 Index and LB Aggregate Bond Index are calculated from the month end nearest Class A shares’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

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GE Funds Prospectus	Money Market Funds

Who may want to invest in the GE Money Market Fund?

The Money Market Fund may be appropriate for your portfolio if you:

■ want an investment seeking modest but regular income, compared with other investments

■ are investing for a short period of time

■ want an investment that seeks to maintain a stable share price

The Money Market Fund may not be appropriate if you:

■ want a potentially higher rate of  income

■ want a long-term investment

■ seek capital appreciation

Money market funds invest in short-term, high quality money market instruments. They seek to provide stability of principal and regular income. The income provided by a money market fund varies with interest rate movements.

For a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

GE Funds

Prospectus

Money Market Funds

GE Money Market  Fund

Investment Objective:  High level of current income consistent with the preservation of capital and maintenance of liquidity.

The Strategy

GE Money Market Fund invests primarily in short-term, U.S. dollar denominated money market instruments. The Fund’s investments may include U.S. Government securities, repurchase agreements, commercial paper, certificates of deposit, variable rate securities, asset-backed securities, foreign debt securities, Eurodollar deposits and domestic and foreign bank deposits.

The Fund invests consistent with regulatory standards governing security quality, maturity and portfolio diversification. For example, the portfolio manager limits investments to high quality securities with remaining maturities of up to 13 months and limits the weighted average maturity of the Fund’s portfolio to 90 days or less. The Fund may invest more than 25% of its total assets in the domestic banking industry.

All of the Fund’s assets must be rated in the two highest short-term rating categories (or their unrated equivalents), and at least 95% of its assets must be rated in the highest rating category (or its unrated equivalent), by a nationally recognized statistical rating organization. Additional information about the money market instruments in which the Fund may invest, including rating categories, is contained in the SAI.

The Risks

The principal risks of investing in the Fund are interest rate risk, credit risk, asset-backed securities risk and foreign exposure risk. Changes in banking regulations or the economy can have a significant impact on the banking industry and, therefore, the Fund.

The Fund also invests in U.S. Government securities. U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund’s investments could cause the Fund’s share price to decline below $1.00.

If you would like additional information regarding the investment strategies and risks associated with this Fund, including a description of the terms in bold type, please refer to “More on Strategies and Risks” later in this Prospectus.

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund’s performance and the Fund’s returns relative to a common measure of performance.

The bar chart illustrates how the Fund’s performance varies from year to year over the periods shown. During the periods presented in the bar chart, the Fund’s highest return for a quarter was 1.56% for the quarter ended December 31, 2000. The Fund’s lowest return for a quarter was 0.21% for the quarter ended September 30, 2003. The Fund’s seven day yield was 0.89% and the effective seven day yield was 0.89% as of December 31, 2003. “Effective yield” reflects the compounding effect of earnings on reinvested dividends.

The table opposite illustrates how the Fund’s average annual returns for different calendar periods compare to the returns of the 90 Day Treasury Bill Rate (90 Day T-Bill). The table reflects the impact of the Fund’s expenses. It assumes that you sold your shares at the end of each period.

Calendar Year Total Returns

Average Annual Total Returns

(as of December 31, 2003)

	1 Year	5 Years	10-Years	Since Inception[1]
GE Money Market Fund	0.89%	3.38%	4.17%	4.06%

90 Day T-Bill[2]	1.02%	3.36%	4.20%	4.11%

Both the bar chart and table assume reinvestment of dividends and distributions. During the periods shown, GE Asset Management may have reduced certain expenses which would have lowered the Fund’s total returns. As with all mutual funds, past performance is not an indication of future performance.

1 Inception date: 2/23/93.

2 The returns of the 90 Day T-Bill do not include the effect of sales charges (if any), operating expenses of a mutual fund or taxes. If included, returns would have been lower. Since Inception returns for the 90 Day T-Bill are calculated from the month end nearest the Funds’ inception date.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

GE Funds Prospectus	Fund Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (paid directly from your investment, not reflected in share price)[1]	GE U.S. Equity Fund	GE Value Equity Fund	GE Small-Cap Value Equity Fund	GE Global Equity Fund

Maximum Sales Charge (load) Imposed on Purchases of Shares (as a percentage of offering price):

Class A2	5.75%	5.75%	5.75%	5.75%

Classes B, C and Y	None	None	None	None

Maximum Sales Charge (load) Imposed on Reinvested Dividends (as a percentage of offering price): All Classes	None	None	None	None

Maximum Contingent Deferred Sales Charge (as a percentage of redemption proceeds):[2]

Class A3	1.0%	1.0%	1.0%	1.0%

Class B	4.0%	4.0%	4.0%	4.0%

Class C4	1.0%	1.0%	1.0%	1.0%

Class Y	None	None	None	None

Redemption Fee: All Classes[5]	None	None	None	2.0%

Exchange Fee: All Classes[5]	None	None	None	2.0%

[1]	Certain broker-dealers and financial institutions also may charge their clients fees not reflected in the table above in connection with investments in the Funds.
[2]	The sales charge and contingent deferred sales charge (CDSC) set out in the above table are the maximum charges imposed on purchases or redemptions of shares. Investors may pay actual charges that are less. See “How To Invest.”
[3]	The following purchases of Class A shares are not subject to an initial sales charge but are subject to a 1% CDSC if redeemed within one year of purchase: (1) purchases of $1 million or more and (2) purchases made through an Authorized Firm with proceeds from the redemption of shares of third party mutual funds on which the investor paid an initial sales charge if the purchase is made within 30 days of the redemption from the third party fund. The Class A CDSC does not apply to investors purchasing $1 million or more of any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares pursuant to another sales charge waiver.

GE International Equity Fund	GE Premier Growth Equity Fund	GE Premier Value Equity Fund	GE Fixed Income Fund	GE Government Securities Fund6	GE Short-Term Government Fund	GE Tax-Exempt Fund	GE Strategic Investment Fund	GE Money Market Fund7

5.75%	5.75%	5.75%	4.25%	4.25%	2.50%	4.25%	5.75%	N/A

None	None	None	None	None	None	None	None	N/A

None	None	None	None	None	None	None	None	N/A

1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	N/A

4.0%	4.0%	4.0%	3.0%	3.0%	3.0%	3.0%	4.0%	N/A

1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	N/A

None	None	None	None	None	None	None	None	N/A

2.0%	None	None	None	None	None	None	None	None

2.0%	None	None	None	None	None	None	None	None

[4]	Class C shares are subject to a 1% CDSC for redemption of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.
[5]	A 2% redemption fee is charged on shares of GE International Equity Fund and GE Global Equity Fund that are redeemed (either by selling the shares or exchanging to another Fund) within 90 days of purchase, subject to certain exceptions. For additional information on this redemption fee and the exceptions that apply, please see “How to Invest – Redemption Fees” later in this Prospectus.
[6]	GE Government Securities Fund currently offers Class A, B and C shares only.
[7]	GE Money Market Fund does not currently offer multiple classes of shares. No sales charges, redemption fees or exchange fees are assessed by this Fund.

GE Funds Prospectus Fund Expenses

Annual fund operating expenses are deducted from a Fund’s assets and are reflected in the Fund’s share price and dividends

The figures below are based upon operating expenses anticipated to be incurred during the current fiscal year. Accordingly, these figures may not be the same as figures that appear in the Annual Report dated September 30, 2003.

Annual Fund Operating Expenses (as a percentage of average net assets)	GE U.S. Equity Fund	GE Value Equity Fund	GE Small-Cap Value Equity Fund	GE Global Equity Fund	GE International Equity Fund/5/

Management Fees:[1]

All Classes	.40%	.55%	70%	.75%	.80%

Distribution and Service (12b-1) Fees:[2]

Class A	.25%	.25%	.25%	.25%	.25%

Class B	1.00%	1.00%	1.00%	1.00%	1.00%

Class C	1.00%	1.00%	1.00%	1.00%	1.00%

Class Y	None	None	None	None	None

Other Expenses:[3]

All Classes	.19%	.40%	.33%	.58%	.54%

Total Annual Fund Operating Expenses:

Class A	.84%	1.20%	1.28%	1.58%	1.59%

Class B	1.59%	1.95%	2.03%	2.33%	2.34%

Class C	1.59%	1.95%	2.03%	2.33%	2.34%

Class Y	.59%	.95%	1.03%	1.33%	1.34%

Waiver and/or Reimbursement:	.00%	.00%	.00%	.00%	.00%

Net Annual Fund Operating Expenses:[4]

Class A	.84%	1.20%	1.28%	1.58%	1.59%

Class B	1.59%	1.95%	2.03%	2.33%	2.34%

Class C	1.59%	1.95%	2.03%	2.33%	2.34%

Class Y	.59%	.95%	1.03%	1.33%	1.34%

1 The nature of the services provided to, and the advisory and administration fees paid by, each Fund are described under “About the Investment Adviser.”

2 Because the Funds, with the exception of GE Money Market Fund, pay distribution and service fees, long-term shareholders of Class A, Class B and Class C shares may pay more than the economic equivalent of the maximum front-end sales charge currently permitted by the NASD.

3 “Other Expenses” include all operating expenses of the Fund except Management Fees and Distribution and Service (12b-1) Fees. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Fund specific expenses, such as custodial fees, transfer agent or sub-transfer agent fees, are allocated to the Fund that incurs such expense pro rata based on assets across share classes. Other expense allocation methodologies may result in different expense ratios.

GE Premier Growth Equity Fund/5/	GE Premier Value Equity Fund	GE Fixed Income Fund	GE Government Securities Fund	GE Short-Term Government Fund/5/	GE Tax-Exempt Fund	GE Strategic Investment Fund	GE Money Market Fund

.60%	.60%	.35%	.40%	.30%	.35%	.35%	.25%

							None

.25%	.25%	.25%	.25%	.25%	.25%	.25%

1.00%	1.00%	1.00%	1.00%	.85%	1.00%	1.00%

1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%

None	None	None	None	None	None	None

.20%	.77%	.22%	.24%	.30%	.31%	.27%	.17%

							.42%

1.05%	1.62%	.82%	.89%	.85%	.91%	.87%

1.80%	2.37%	1.57%	1.64%	1.45%	1.66%	1.62%

1.80%	2.37%	1.57%	1.64%	1.60%	1.66%	1.62%

.80%	1.37%	.57%	None	.60%	.66%	.62%

.00%	.38%	.02%	.00%	.10%	.04%	.00%	.00%

							.42%

1.05%	1.24%	.80%	.89%	.75%	.87%	.87%

1.80%	1.99%	1.55%	1.64%	1.35%	1.62%	1.62%

1.80%	1.99%	1.55%	1.64%	1.50%	1.62%	1.62%

.80%	.99%	.55%	None	.50%	.62%	.62%

4 The fee table reflects contractual arrangements with GE Asset Management (Expense Limitation Agreement) to limit “Other Expenses” of each class of each Fund on an annualized basis through January 29, 2005. Under the Expense Limitation Agreement, GE Asset Management has agreed to assume certain other operating expenses of the Funds to maintain net expense levels at or below predetermined limits. Expenses borne by GE Asset Management may be reimbursed by the Funds up to five years from the date the expense was incurred. A reimbursement payment will not be made if it would cause a Fund to exceed its expense limit.

5 With respect to GE Premier Growth Equity Fund, GE International Equity Fund and GE Short-Term Government Fund, “Management Fees” also include administration fees (amounting to .05%) that are imposed pursuant to a separate contract.

GE Funds

Prospectus

Fund Expenses

The Impact  of Fund Expenses

The following examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that each Fund’s operating expenses remain the same.

Examples†

	You would pay the following expenses on a $10,000 investment, assuming redemption:				You would pay the following expenses on a $10,000 investment, assuming no redemption:
	1 Year	3 Years	5 Years	10 Years**	1 Year	3 Years	5 Years	10 Years**

GE U.S. Equity Fund:
Class A	$656	$828	$1,014	$1,553	$656	$828	$1,014	$1,553
Class B	$562	$702	$866	$1,503	$162	$502	$866	$1,503
Class C	$262	$502	$866	$1,889	$162	$502	$866	$1,889
Class Y	$60	$189	$329	$738	$60	$189	$329	$738

GE Value Equity Fund:
Class A	$690	$934	$1,197	$1,946	$690	$934	$1,197	$1,946
Class B	$598	$812	$1,052	$1,902	$198	$612	$1,052	$1,902
Class C	$298	$612	$1,052	$2,275	$198	$612	$1,052	$2,275
Class Y	$97	$303	$525	$1,166	$97	$303	$525	$1,166

GE Small-Cap Value Equity Fund:
Class A	$698	$958	$1,237	$2,031	$698	$958	$1,237	$2,031
Class B	$606	$837	$1,093	$1,989	$206	$637	$1,093	$1,989
Class C	$306	$637	$1,093	$2,358	$206	$637	$1,093	$2,358
Class Y	$105	$328	$569	$1,259	$105	$328	$569	$1,259

GE Global Equity Fund:
Class A	$726	$1,045	$1,386	$2,345	$726	$1,045	$1,386	$2,345
Class B	$636	$927	$1,245	$2,307	$236	$727	$1,245	$2,307
Class C	$336	$727	$1,245	$2,666	$236	$727	$1,245	$2,666
Class Y	$135	$421	$729	$1,601	$135	$421	$729	$1,601

GE International Equity Fund:
Class A	$727	$1,048	$1,391	$2,356	$727	$1,048	$1,391	$2,356
Class B	$637	$930	$1,250	$2,318	$237	$730	$1,250	$2,318
Class C	$337	$730	$1,250	$2,676	$237	$730	$1,250	$2,676
Class Y	$136	$425	$734	$1,613	$136	$425	$734	$1,613

GE Premier Growth Equity Fund:
Class A	$676	$890	$1,121	$1,784	$676	$890	$1,121	$1,784
Class B	$583	$766	$975	$1,738	$183	$566	$975	$1,738
Class C	$283	$566	$975	$2,116	$183	$566	$975	$2,116
Class Y	$82	$255	$444	$990	$82	$255	$444	$990

GE Premier Value Equity Fund:
Class A	$694	$1,022	$1,372	$2,356	$694	$1,022	$1,372	$2,356
Class B	$602	$903	$1,231	$2,318	$202	$703	$1,231	$2,318
Class C	$302	$703	$1,231	$2,677	$202	$703	$1,231	$2,677
Class Y	$101	$396	$714	$1,613	$101	$396	$714	$1,613

† The expenses shown above for each Fund reflect GE Asset Management’s contractual agreement to reduce or otherwise limit the Fund’s expenses for the first year of each period noted. For certain Class A share investors, expenses would be different in cases where the sales charge is waived and in cases where a 1% CDSC is imposed. For more information about sales charge waivers and the imposition of a 1% CDSC on Class A shares, please see “How to Invest — Choosing a Share Class” later in this Prospectus.

The examples also assume that you either redeemed all of your shares at the end of each period shown or you did not redeem your shares.

	You would pay the following expenses on a $10,000 investment, assuming redemption:				You would pay the following expenses on a $10,000 investment, assuming no redemption:
	1 Year	3 Years	5 Years	10 Years**	1 Year	3 Years	5 Years	10 Years**

GE Fixed Income Fund:
Class A	$503	$674	$859	$1,394	$503	$674	$859	$1,394
Class B	$458	$694	$853	$1,479	$158	$494	$853	$1,479
Class C	$258	$494	$853	$1,866	$158	$494	$853	$1,866
Class Y	$56	$181	$316	$712	$56	$181	$316	$712

GE Government Securities Fund:
Class A	$512	$697	$897	$1,474	$512	$697	$897	$1,474
Class B	$467	$717	$892	$1,559	$167	$517	$892	$1,559
Class C	$267	$517	$892	$1,944	$167	$517	$892	$1,944

GE Short-Term Government Fund:
Class A	$325	$505	$700	$1,264	$325	$505	$700	$1,264
Class B	$437	$649	$783	$1,414	$137	$449	$783	$1,414
Class C	$253	$495	$861	$1,892	$153	$495	$861	$1,892
Class Y	$51	$182	$325	$740	$51	$182	$325	$740

GE Tax-Exempt Fund:
Class A	$510	$699	$904	$1,493	$510	$699	$904	$1,493
Class B	$465	$720	$898	$1,578	$165	$520	$898	$1,578
Class C	$265	$520	$898	$1,962	$165	$520	$898	$1,962
Class Y	$63	$207	$364	$819	$63	$207	$364	$819

GE Strategic Investment Fund:
Class A	$659	$837	$1,029	$1,586	$659	$837	$1,029	$1,586
Class B	$565	$711	$881	$1,537	$165	$511	$881	$1,537
Class C	$265	$511	$881	$1,922	$165	$511	$881	$1,922
Class Y	$63	$199	$346	$774	$63	$199	$346	$774

GE Money Market Fund	$43	$135	$235	$530	$43	$135	$235	$530

** Expenses for Class B shares shown above reflect the conversion of Class B shares into Class A shares after six years (eight years for Class B shares originally purchased through the Investors Trust Funds).

GE Funds Prospectus	More on Strategies and Risks

Important Definitions

This section defines important terms that may be unfamiliar to an investor reading about the GE Funds:

90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining  maturity of 90 days.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans.

Bank deposits are cash, checks or drafts deposited in a financial institution for credit to a customer’s account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days’ notice before withdrawal.

Cash and cash equivalents are highly liquid and highly rated instruments, such as commercial paper and bank deposits.

Certificates of deposit include short-term debt securities issued by banks.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at a discount and that may be converted on specified terms into the stock of the issuer.

Corporate bonds are debt securities issued by companies.

Debt obligations of supranational agencies are obligations of multi-jurisdictional agencies that operate across national borders (e.g., the  World Bank).

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon obligations, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Derivative instruments are instruments or contracts whose values are based on the performance of an underlying financial asset, currency or index and include futures, options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps, interest only and principal only debt securities, certain mortgage-backed securities like collateralized mortgage obligations (CMOs), and structured and indexed securities.

Duration represents a mathematical calculation of the average life of a bond (or portfolio of bonds) based on cash flows that serves as a useful measure of the security’s sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond’s price for every one percent change in the interest rate.

Equity securities may include common stocks, preferred securities, depositary receipts, convertible securities and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.

Eurodollar deposits are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

Floating and variable rate instruments are securities with floating or variable rates of interest or dividend payments.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:

■ Eurodollar Bonds, which are dollar denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and  financial institutions

■ Yankee Bonds, which are dollar denominated securities issued by foreign issuers in the U.S.

■ Securities denominated in currencies other than U.S. dollars.

Foreign securities include interests in or obligations of entities located outside the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of  depositary receipts.

Forward currency transactions involve agreements to exchange one currency for another at a future date.

Futures are agreements to buy or sell a specific amount of a commodity, financial instrument or index at a particular price and future date. Options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

Government stripped mortgage related securities are mortgage-backed securities that have been separated into their interest and principal components. They represent interests in distributions of interest on or principal underlying mortgage-backed securities.

Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than those of value stocks and the market averages.

High yield securities are debt securities, preferred securities and convertible securities of corporations rated Ba through C by Moody’s or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment grade, sometimes called “junk bonds,” and are considered speculative by the major credit rating agencies.

Illiquid investments are securities or other instruments that cannot be sold within seven days for a price approximately equal to the value it currently has on a Fund’s books. Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and certain restricted securities.

Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Investment-grade debt securities are rated Baa or better by Moody’s and BBB or better by S&P (or comparably rated by another nationally recognized statistical rating organization), or, if not rated, are

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of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.

LB 10-Year Muni Index is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more.

LB Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more.

LB 1-3 Year Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years.

MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

MSCIW Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

Maturity represents the date on which a debt security matures or when the issuer must pay back the principal amount of the security.

Money market instruments are short-term debt securities of the U.S. government, banks and corporations. The Funds may invest in money market instruments directly or through investments in the GEI Short-Term Investment Fund (Investment Fund).

Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), other government agencies and private issuers. They may also include collateralized mortgage obligations which are derivative instruments that are fully collateralized by a portfolio of mortgages.

Mortgage dollar rolls are transactions involving the sale of a mortgage-backed security with a simultaneous contract (with the purchaser) to buy similar, but not identical, securities at a future date.

Municipal obligations are debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities that pay interest exempt from regular federal income taxes and, in some cases, from federal alternative minimum taxes. They include: (i) municipal leases; (ii) participation interests in municipal obligations, which are proportionate, undivided interests in municipal obligations; (iii) municipal obligation components, which are municipal obligations that have been divided into two components (one component pays interest at a rate adjusted periodically through an auction process, the second pays the residual rate after the auction rate is deducted from total interest payable); (iv) custodial receipts on municipal obligations, which evidence ownership of future interest payments, principal payments, or both, on certain municipal obligations; (v) tender option bonds; and (vi) industrial development bonds.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company’s assets.

Purchasing and writing options are permitted investment strategies for certain Funds. An option is the right to buy (i.e., a call) or sell (i.e., a put) securities or other interests for a predetermined price on or before a fixed date. An option on a securities index represents the option holder’s right to obtain from the seller, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the securities index on the exercise date. An option on a foreign currency represents the right to buy or sell a particular amount of that currency for a predetermined price on or before a fixed date.

Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time —  usually the next day.

Restricted securities (which include Rule 144A securities) may have contractual restrictions on resale, or cannot be sold publicly until registered. Certain restricted securities may be illiquid. Illiquid investments may be difficult or impossible to sell when a Fund wants to sell them at a price at which the Fund values them.

Reverse repurchase agreements involve selling securities held and concurrently agreeing to repurchase the same securities at a specified price and future date.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Rule 144A securities are restricted securities that may be sold to certain institutional purchasers under Rule 144A.

Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less-than average growth orientation.

Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000 Index, which, in turn, represents approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance.

Short sales against the box involve selling short securities actually owned or otherwise covered at all times during the period the short position is open.

Structured and indexed securities are securities whose principal and/or interest rate is determined by reference to changes in the value of one or more specific currencies, interest rates, commodities, indices or other financial indicators, but do not include securities issued by other investment companies.

Tender option bonds are long-term municipal obligations sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (tender option). The interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal obligation, and may be subject to other conditions. Therefore, a fund’s ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.

U.S. Government securities are securities that are issued or guaranteed as to

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principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac). All U.S. Government securities are considered highly creditworthy. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government.

Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, prices of value stocks are lower than those of growth stocks.

Variable rate securities, which include floating and variable rate instruments, are securities that carry interest rates that fluctuate or may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Various investment techniques are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve derivative instruments and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements or contracts and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund’s portfolio of investments and are not used for leverage. No Fund is under any obligation to use any of these techniques at any given time or under any particular economic condition. To the extent that a Fund employs these techniques, the Fund would be subject to derivative instruments risk.

Warrants are securities that are usually issued together with a bond or preferred securities, that permit the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.

Weighted average maturity represents the length of time in days or years until the average security in a money market or income fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates an income fund’s sensitivity to changes in interest rates. In general, the longer a fund’s weighted average maturity, the more its share price will fluctuate in response to changing interest rates.

When-issued and delayed delivery securities are securities that are purchased or sold for delivery and payment at a future date, i.e., beyond the normal settlement date.

Zero coupon obligations are securities that pay no interest to their holders prior to maturity. Instead, interest is paid in a lump sum at maturity. They are purchased at a discount from par value, and generally are more volatile than other fixed income securities.

More on Investment Strategies

In addition to each Fund’s principal investment strategies described earlier in this Prospectus, a Fund is permitted to use other securities, investment strategies and techniques in pursuit of its investment objective. No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic conditions. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed later in this Prospectus and in the Funds’ SAI.

Holding Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash and/or money market instruments (i) pending investment, (ii) for cash management purposes, and (iii) to meet operating expenses. A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold cash and cash equivalents and/or invest in money market instruments, or (ii) restrict the securities markets in which a Fund’s assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund’s investment objective and strategies. In addition, a Fund may hold cash and cash equivalents and/or invest in money market instruments under circumstances where the liquidation of a Fund have been approved by the Trustees and investments in accordance with the Fund’s investment objective and policies would no longer be appropriate. Each Fund, other than the GE Money Market Fund, may invest in money market instruments directly or indirectly through investment in the Investment Fund. The Investment Fund is advised by GE Asset Management, which charges no advisory fee to the Investment Fund.

To the extent that a Fund, other than the GE Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment  objective.

The following tables summarize some of the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GE Asset Management. Percentage figures refer to the percentage of a Fund’s assets that may be invested in accordance with the indicated technique.

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	Borrowing	Repurchase Agreements	Reverse Repurchase Agreements	Restricted and Illiquid Securities	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options

GE U.S. Equity Fund	33 1/3%	Yes	No	Yes	No	Yes	Yes

GE Value Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes

GE Small-Cap Value Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes

GE Global Equity Fund	33 1/3%	Yes	No	Yes	No	Yes	Yes

GE International Equity Fund	33 1/3%	Yes	No	Yes	No	Yes	Yes

GE Premier Growth Equity Fund	33 1/3%	Yes	No	Yes	No	Yes	Yes

GE Premier Value Equity Fund	33 1/3%	Yes	Yes	Yes	No	Yes	Yes

GE Fixed Income Fund	33 1/3%	Yes	No	Yes	Yes	Yes	Yes

GE Government Securities Fund	33 1/3%	Yes	Yes	Yes	Yes	Yes	Yes

GE Short-Term Government Fund	33 1/3%	Yes	No	Yes	Yes	Yes	Yes

GE Tax-Exempt Fund	10%	Yes	Yes	Yes	No	Yes	Yes

GE Strategic Investment Fund	33 1/3%	Yes	No	Yes	Yes	Yes	Yes

GE Money Market Fund	33 1/3%	Yes	Yes	No	No	No	No

	Futures and Options on Futures	Forward Currency Transactions	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in Below-Investment Grade Debt Securities	Maximum Investment in Foreign Securities	When-Issued and Delayed Delivery Securities

GE U.S. Equity Fund	Yes	Yes	Yes	20%	5%	15%*	Yes

GE Value Equity Fund	Yes	Yes	Yes	20%	5%	25%*	Yes

GE Small-Cap Value Equity Fund	No	No	No	20%	10%	10%*	Yes

GE Global Equity Fund	Yes	Yes	Yes	20%	5%	100%	Yes

GE International Equity Fund	Yes	Yes	Yes	20%	5%	100%	Yes

GE Premier Growth Equity Fund	Yes	Yes	No	20%	5%	25%*	Yes

GE Premier Value Equity Fund	Yes	Yes	Yes	20%	5%	25%*	Yes

GE Fixed Income Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	35%*	Yes

GE Government Securities Fund	Yes	Yes	Yes	100% (maximum of 10% in BBB by S&P or Baa by Moody’s or equivalent; maximum of 25%in A or lower by S&P, Moody’s or equivalent)	None	35%*	Yes

GE Short-Term Government Fund	Yes	Yes	Yes	100%	None	35%*	Yes

GE Tax-Exempt Fund	Yes	No	No	100% (maximum of 10% in BBB by S&P or Baa by Moody’s or equivalent)	5% in debt downgraded below investment grade subsequent to purchase	None	Yes

GE Strategic Investment Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	30%*	Yes

GE Money Market Fund	No	No	No	100%	None	25%*	Yes

*This limitation excludes American Depositary Receipts and securities of a foreign issuer with a class of securities registered with the Securities and Exchange  Commission and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market.

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	Lending Portfolio Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments		Participation Interests in Municipal Obligations

GE U.S. Equity Fund	Yes	Yes	Yes	Yes	No	No	No	*	No

GE Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No

GE Small-Cap Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No

GE Global Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No

GE International Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No

GE Premier Growth Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No

GE Premier Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No	*	No

GE Fixed Income Fund	Yes	Yes	Yes	Yes	Yes	No	Yes		No

GE Government Securities Fund	Yes	Yes	Yes	Yes	Yes	No	Yes		No

GE Short-Term Government Fund	Yes	Yes	Yes	Yes	Yes	No	Yes		No

GE Tax-Exempt Fund	Yes	Yes	Yes	No	Yes	Yes	Yes		Yes

GE Strategic Investment Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes		Yes

GE Money Market Fund	Yes	Yes	Yes	No	No	No	Yes		No

*Excludes commercial paper and notes with variable and floating rates of interest.

	Zero Coupon Obligation	Municipal Obligations Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities, including CMOs	Government Stripped Mortgage Related Securities	Asset Backed Securities and Receivable-Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box

GE U.S. Equity Fund	Yes	No	No	Yes	No	No	No	No

GE Value Equity Fund	No	No	No	Yes	No	No	No	Yes

GE Small-Cap Value Equity Fund	No	No	No	Yes	No	No	No	Yes

GE Global Equity Fund	No	No	No	Yes	No	No	No	Yes

GE International Equity Fund	No	No	No	Yes	No	No	No	Yes

GE Premier Growth Equity Fund	No	No	No	Yes	No	No	No	No

GE Premier Value Equity Fund	No	No	No	Yes	No	No	No	Yes

GE Fixed Income Fund	Yes	No	No	Yes	Yes	Yes	Yes	No

GE Government Securities Fund	Yes	No	No	Yes	Yes	Yes	Yes	Yes

GE Short-Term Government Fund	Yes	No	No	Yes	Yes	Yes	Yes	No

GE Tax-Exempt Fund	Yes	Yes	Yes	Yes	No	No	No	Yes

GE Strategic Investment Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No

GE Money Market Fund	No	No	No	Yes	No	Yes	No	No

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More on Risks

Like all mutual funds, investing in the GE Funds involves risk factors and special considerations. A GE Fund’s risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in a GE Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a GE Fund will achieve its investment objective. Investing in shares of a GE Fund should not be considered a complete investment program. The share value of the GE Equity Funds, GE Income Funds and the GE Asset Allocation Fund will rise and fall. Although the GE Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes —such as stocks, bonds and cash — and within an asset class — such as small-cap and large-cap stocks — may help you to manage risk and achieve the results you need to comfortably reach your financial goals.

The primary risks of particular investments are summarized below. For more information about the risks associated with the Funds, please see the SAI, which is incorporated by reference into this Prospectus.

Asset-Backed Securities Risk: Asset-backed securities often are subject to more rapid repayment than their stated maturity dates indicate, due to changing economic conditions. To maintain its position in such securities, a Fund may reinvest the reductions in principal amounts resulting from the prepayments. Yields on those reinvested amounts are subject to prevailing market rates. Because prepayments of principal generally increase when rates are falling, a Fund generally has to reinvest proceeds from prepayments at lower rates. Also, because asset-backed securities often are secured by the loans underlying the securities, a Fund may lose money if there are defaults on the loans underlying the securities.

Credit Risk: The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s opinion of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

Derivative Instruments Risk: A Fund’s use of various investment techniques may involve derivative instruments, such as options, futures and options on futures. A Fund may, but is not required to, use derivatives as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. A small investment in derivatives could have a potentially large impact on a Fund’s performance and its rate of income distributions for a particular period of time. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, subject to counterparty risk and difficult to value. There is also the risk that changes in the value of a derivative held by a Fund may not correlate with a Fund’s other investments, which could impact Fund performance . A Fund may choose not to invest in derivative instruments because they may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

Diversification Risk: The Premier Funds may invest in securities of a limited number of issuers to achieve a potentially greater investment return than a Fund that invests in a larger number of issuers. As a result, price movements of a single issuer’s securities will have a greater impact on such Fund’s net asset value causing it to fluctuate more than that of a more widely diversified fund.

Emerging Markets Risk: Emerging market securities bear most foreign exposure risks discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:

■ Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

■ Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund’s foreign investments.

■ Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

Government Stripped Mortgage-Related Securities Risk: In addition to mortgage-backed securities risk, the market prices and yields on government stripped mortgage-related securities are volatile and may increase or decrease in value substantially with changes in interest rates. A rapid rate of principal payments will reduce the yield to maturity on interest only mortgage-related securities and increase the yield to maturity on principal only mortgage-related securities. If the underlying mortgage loans experience greater-than anticipated principal payments, a Fund may not recoup fully its initial investment in interest only mortgage-related securities. The market for such securities may be volatile and they are considered illiquid unless certain conditions are met.

High Yield Securities Risk: Below investment-grade securities, sometimes called “junk bonds,” are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and calculating a Fund’s net asset value. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For

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example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Illiquid Securities Risk: Illiquid securities may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price, may not be able to sell the security at all, or may be forced to forego other investment opportunities, all of which may have an impact on returns of the Fund.

Initial Public Offerings Risk: Certain Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (IPOs), and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes a Fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. The market for IPO shares has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Interest Rate Risk: Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Municipal Obligations Risk: Municipal securities are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal securities typically is exempt from regular federal income tax but may be subject to state and local taxes. Capital gains from the disposition of municipal securities are subject to tax. In addition, interest income on certain municipal securities may be subject to federal corporate and individual alternative minimum taxes. The municipal securities market is volatile and may be significantly affected by tax, legislative or political changes. Some municipal securities are insured and guarantee the timely payment of interest and repayment of principal.

Prepayment Risk: Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund’s portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.

Repurchase and Reverse Repurchase Agreements Risk: A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities may decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has previously sold but is later obligated to repurchase at a higher price under the agreement.

Restricted Securities Risk: Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

Stock Market Risk: Stock market risk is the risk that the value of equity securities may decline. Stock prices change daily in response to company activity and general economic and market conditions. Stock prices may decline in value even during periods when equity securities in general are rising, or may not perform as well as the market in general. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Exposure Risk above.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.

■ Growth Investing Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

■ Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

■ Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

■ Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline  significantly.

Other Risk Considerations

Risks from Transactions by Certain Shareholders. The GE Funds are not intended for excessive or short-term trading (such as market timing), which may harm performance by compromising portfolio management strategies and increasing Fund expenses. The GE Funds and the Distributor will not knowingly permit investors to engage in excessive or short-term trading of GE Fund shares. However, the GE Funds receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive or short-term trading that may be facilitated by these intermediaries or by the use of combined or omnibus accounts by those intermediaries. Investors also will sometimes attempt to use various other trading and ownership techniques that are intended to conceal or avoid detection of their otherwise impermissible or abusive trading in shares of the GE Funds. Investors who have not engaged in market timing may also be prevented from exchanging or purchasing shares of the GE Funds if the GE Funds or the Distributor believe the intermediary or its representative associated with that investor’s account has otherwise been involved in excessive or short-term trading on behalf of other accounts or investors.

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GE Funds Prospectus	About the Investment Adviser

Investment Adviser and Administrator

GE Asset Management, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, is the investment adviser and administrator of each Fund. GE Asset Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. As of December 31, 2003, GE Asset Management had approximately $179 billion of assets under management, of which more than $12 billion was invested in mutual funds.

For many years, GE’s tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid-1930s, GE pioneered some of the nation’s earliest mutual funds, the Elfun Funds — to be followed years later by the GE Savings and Security Program Funds. The success of these Funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public.

GE Asset Management bases its investment philosophy on two enduring principles. First, GE Asset Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Asset Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.

Each Fund pays GE Asset Management a fee for advisory and administrative services that is accrued daily and paid monthly. The advisory and administration fee for each Fund are stated in the schedule opposite (fees are expressed as an annual rate).

For its services, GE Asset Management pays Palisade Capital Management, L.L.C. (Palisade), sub-adviser to the GE Small-Cap Value Equity Fund, monthly compensation in the form of an investment sub-advisory fee. The fee is paid by GE Asset Management monthly and is based upon the average daily net assets of the Fund that the sub-adviser manages.

Investment Management Fee:

Each Fund pays GE Asset Management an investment management fee. The fee is accrued daily and paid monthly up to the following maximum annual fee rates:

GE U.S. Equity Fund	0.40%

GE Value Equity Fund	0.55%

GE Small-Cap Value Equity Fund	0.70%

GE Global Equity Fund	0.75%

GE International Equity Fund*	0.80%

GE Premier Growth Equity Fund*	0.60%

GE Premier Value Equity Fund	0.60%

GE Fixed Income Fund	0.35%

GE Government Securities Fund	0.40%

GE Short-Term Government Fund*	0.30%

GE Tax-Exempt Fund	0.35%

GE Strategic Investment Fund	0.35%

GE Money Market Fund	0.25%

* With respect to these Funds, administration fees (amounting to .05%) are imposed pursuant to a separate contract.

GE Funds

Prospectus

About the

Investment  Adviser

About the Funds’ Portfolio Managers

Christopher D. Brown is a Senior Vice President of GE Asset Management. He manages domestic equity investments for GE Strategic Investment Fund and has served in this capacity since September 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

David B. Carlson is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson leads a team of portfolio managers for GE U.S. Equity Fund and has served in this capacity since September 2003. Mr. Carlson is also portfolio manager for GE Premier Growth Equity Fund and has served in this capacity since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.

Michael J. Caufield is a Senior Vice President of GE Asset Management. He is portfolio manager of the GE Tax Exempt Fund and has served in that capacity since October 1, 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President  in 1994.

Paul M. Colonna is a Senior Vice President of GE Asset Management. He is portfolio manager of GE Short-Term Government Fund and has served on the Fund’s portfolio management team since joining GE Asset Management in 2000. Prior to joining GE Asset Management, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

Donald J. Duncan is a Vice President of GE Asset Management. He is portfolio manager of GE Money Market Fund and has served on the Fund’s portfolio management team since the Fund’s inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager — Short Term Securities in 1990 and Vice President — Money Markets in 2002.

William M. Healey is a Vice President of GE Asset Management. He is portfolio manager of GE Government Securities Fund and has served on the Fund’s portfolio management team since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investment for GE Asset Management. Mr. Layman leads a team of portfolio managers for GE International Equity Fund and has served in this capacity since the Fund’s commencement. Mr. Layman has also managed foreign investments for GE Strategic Investment Fund since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992.

Robert A. MacDougall is a Director and Executive Vice President of GE Asset Management. He oversees a portion of the fixed income investments for GE Asset Management. He leads a team of portfolio managers for GE Fixed Income Fund. Mr. MacDougall also manages fixed income investments for GE Strategic Investment Fund. He has served in those capacities since each Fund’s commencement. Mr. MacDougall joined GE Asset Management in 1986 as Vice President. He became a Senior Vice President of Fixed Income in 1993 and a Director and Executive Vice President of Fixed Income in 1997.

Daizo Motoyoshi is a Senior Vice President of GE Asset Management and portfolio manager of GE Global Equity Fund and has served in this capacity since September 2003. Mr. Motoyoshi joined GE Asset Management in 1994 as an International Equity Analyst and portfolio manager and became a Global Equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Motoyoshi held positions at Alliance Capital Management and Ernst & Young.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management and portfolio manager of GE Premier Value Equity Fund. He has served in that capacity since the Fund’s commencement. Mr. Reinhardt also serves as portfolio manager of GE Value Equity Fund and has served in that capacity since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

GE Funds

Prospectus

About the

Investment

Adviser

About the Sub Adviser

GE Asset Management seeks to make the best managers available to Fund shareholders, whether that means accessing GE Asset Management’s wealth of internal talent or using external talent (sub-advisers). When GE Asset Management feels the need to access specialists outside, it investigates and engages sub-advisers with strong performance records and styles that match the investment objectives of the Funds. GE Asset Management is proud to engage the following sub-adviser to conduct the investment programs for the following Fund.

GE Small-Cap Value Equity Fund

Palisade Capital Management, L.L.C. (Palisade)

One Bridge Plaza

Fort Lee, NJ 07024

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $1.95 billion as of December 31, 2003. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the GE Small-Cap Value Equity Fund since inception.

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Dennison Veru and Richard Whitman. Mr. Feiler, Chief Investment Officer at Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund’s investment program. Mr. Feiler has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade’s operations in April 1995. Prior to joining Palisade, Mr. Feiler was a Senior Vice President — Investments at Smith Barney from 1990 to 1995.

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GE Funds Prospectus How to Invest	How to Invest

How to Buy

Shares

The GE Funds offer several ways to purchase shares. You may purchase shares by mail, bank wire, electronic funds transfer, or by telephone. You may obtain an application from your investment professional or from GE Investment Distributors, Inc. (Distributor) by calling 1-800-242-0134.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, social security or taxpayer identification number, and possibly other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. This information will be used only for the purpose of establishing and confirming your identity.

If you do not provide this information when requested, or do not permit us to see identifying documents, we may be unable to verify your identity. If a Fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the Fund may be unable to open your account or, if the account has been opened, to maintain your account. If your account is closed, your Fund shares will be redeemed at a price reflecting the net asset value per share of the Fund next calculated after the determination that your account cannot be maintained.

To reduce expenses by eliminating duplicate mailings to the same address, the Funds may choose to mail only one report, prospectus or proxy statement to your household, even if more than one household has an account with the Funds. If you would like to receive additional reports, prospectuses, or proxy statements, please contact your investment professional or call 1-800-242-0134.

The Funds and the Distributor may reject any purchase order or exchange request for any reason and without prior notice.

Minimum

Investments

	By mail	By wire	Automatic

Initial Investment	$500	$1,000	$25

Subsequent Investments	$100	$1,000	$25

Minimums are reduced for accounts with active Direct Deposit, Automatic Investment and Payroll Savings Plans. Accounts that fall below the $500 account minimum may be automatically redeemed by a Fund on 30 days’ notice and will bear any associated transaction costs, market exposure risks and tax consequences.

Investing through an Authorized Firm

You may invest through authorized broker-dealers, financial institutions or investment advisers that have entered into sales agreements with the Distributor (Authorized Firms).

If you invest through an Authorized Firm with an investment professional, they can provide investment advice, determine the suitability of a particular Fund or Funds, help you set up your new account and make subsequent investments for you. Your investment professional will forward your investment details and payment to the Fund. Your investment professional may charge fees not described in this Prospectus.

If You Work for GE

As a GE employee, or retiree, you and your family members may purchase Class A shares directly from the Distributor without paying the sales charge typically associated with buying Class A shares of a Fund through an investment professional. You may also purchase Class A shares of a Fund without paying a sales charge if your purchase is in response to a target offering by the Distributor or a designated affiliate. If you purchase Fund shares through an investment professional other than the Distributor, including those affiliated with GE, you may pay transaction fees, including any applicable sales charges.

Please call 1-800-242-0134 for details.

Opening an Account

■ Read this Prospectus.

■ Complete and sign an application. You may obtain an application from your investment professional or from the Distributor by calling 1-800-242-0134.

■ If you are opening an account directly through the Distributor, send a check drawn on a U.S. bank in U.S. dollars payable to GE Funds. Third party checks, endorsed checks, cash, money orders, travelers cheques or credit card checks are not accepted by the Funds.

■ If adding to an existing account, include your account number on the check.

■ If a check used to open or add to an account does not clear, you may be assessed an additional charge.

Mail to:

GE Funds

P.O. Box 219631

Kansas City, MO 64121-9631

Overnight delivery:

GE Funds

c/o Boston Financial Data Services Inc. —     Midwest

330 West 9th Street

Kansas City, MO 64105

GE Funds

Prospectus

How to Invest

Once You Have Opened  an Account — You Have Additional Options

By Wire

■ You may have your financial institution electronically transfer (wire) monies to your account. Wire to the address below. Include your name, the name of the Fund and your account number.

Wire Address:

State Street Bank and Trust Company ABA No. 0110-0002-8  DDA No. 9904-641-9

■ Your financial institution may charge a fee for wire transactions.

■ Wire orders received by the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 pm, Eastern time) are executed at that day’s offering price. Wire orders received after the close of regular trading on the NYSE receive the next business day’s offering price.

Electronic Funds Transfer

You may transfer money between your bank account and your fund account by electronic funds transfer if you have completed the appropriate section of the application. Electronic funds transfers are similar to wires but are not processed as quickly. Most transfers are completed within three business days of your request. Prior to your first transfer, call the GE Funds at (800) 242-0134 to confirm that electronic transfer has been enabled on your account.

Direct Deposit or Payroll  Savings Plan

■ You must have an existing account.

■ You may invest automatically with money deducted from your Federal paycheck, Social Security check, GE employee payroll check or through your company’s payroll savings plan.

■ To establish a direct deposit arrangement or to invest through a payroll savings plan, contact your payroll department or Federal agency.

■ You may elect to modify or terminate your participation in the Direct Deposit or Payroll Savings Plans by notifying the Funds in writing.

■ The Funds may modify or terminate your participation in a Plan upon notice.

Automatic Investment Plan

■ You may have money transferred directly from your bank account each month. Call 1-800-242-0134 or your investment professional to make  arrangements.

■ Money transferred using the automatic investment plan will not be available from your Fund account for 10 business days.

■ If an automatic monthly investment transaction fails because there is an insufficient balance in your account, you may be assessed an additional charge. The Funds may modify or terminate the Plan at any time.

Retirement Plans

Shares of the Funds, other than the GE Tax Exempt Fund, are available for purchase through individual retirement accounts (IRAs) and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from your investment professional or the Distributor.

Purchases in Kind — If You Invest More than $10 Million

Large investments in a Fund ($10 million or more) may be detrimental to existing shareholders because they can significantly increase transaction costs charged to existing shareholders. In these circumstances, the Fund may require that you purchase Fund shares “in kind,” or provide the Fund with securities instead of cash. The Funds’ distributor would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. You may have to pay associated brokerage commissions for the securities that you purchase. The transfer of securities to the Fund will be a taxable event.

Choosing a  Share Class

Each GE Fund (other than the GE Money Market Fund and GE Government Securities Fund) offers four share classes to investors. You should select the share class that best suits your needs. Sales charges and expenses are determined by the share class you select and manner in which you purchase. Offering price is equal to the net asset value next determined after receipt of your order in good form plus any applicable sales charge.

Class A shares carry an initial sales charge. Certain investors listed below under “Sales Charge Waivers for Class A Shares” may purchase Class A shares on a sales charge-waived basis, but may be subject to a contingent deferred sales charge (CDSC) if Fund shares are sold within one year. Class B shares are subject to a CDSC based on the amount of time you hold your shares. Class C shares are subject to a CDSC for one year after purchase. Class Y shares are available only to certain institutional investors. Class B and Class C shares have higher annual operating expenses than Class A shares because of higher distribution and shareholder service fees. Class B shares convert into Class A shares after a period of time, reducing future annual expenses. Class C shares never convert into Class A shares so their annual expenses remain higher. The Funds may modify the manner in which shares are offered, minimum investments, or sales charge rates or waivers.

GE Funds

Prospectus

How to Invest

Purchasing Class A Shares (through an Authorized Firm)

Class A shares may be appropriate for long-term investors who compensate their investment professional for the services they provide with traditional front-end sales charges and for investors who are eligible for quantity discounts or waivers.

When purchased through an Authorized Firm, Class A shares have initial sales charges, which are included in the offering price. Initial sales charges on Class A shares may be reduced, waived or may vary with the amount invested as described under “Reduced Sales Charges for Class A Shares.” Please note that if you are a GE employee or retiree, you and your family members may purchase  Class A shares directly from the Distributor without paying the sales charge typically associated with buying Class A shares of a Fund through an investment professional. The initial sales charge varies with the amount invested, as shown below:

Trail commissions of up to 0.25% may be paid to authorized broker-dealers, financial institutions or investment advisers which have entered into sales agreements with the Distributor for providing on-going services with respect to Class A shares.

GE U.S. Equity Fund, GE Value Equity Fund, GE Small-Cap Value Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Premier Value Equity Fund, and GE Strategic Investment Fund

Your lnvestment**	Front-End Sales Charge		Maximum Dealers’ Reallowance*

	(As a % of Offering Price)	(As a % of Your Net Investment)	(As a % of Offering Price)
Less than $50,000	5.75%	6.10%	5.25%

$50,000 but less than $100,000	4.25%	4.44%	3.75%

$100,000 but less than $250,000	3.25%	3.36%	2.75%

$250,000 but less than $500,000	2.50%	2.56%	2.00%

$500,000 but less than $1,000,000	2.00%	2.04%	1.55%

$1,000,000 or more***	0	0	†

GE Fixed Income Fund, GE Government Securities Fund and GE Tax-Exempt Fund

Your lnvestment**	Front-End Sales Charge		Maximum Dealers’ Reallowance*

	(As a % of Offering Price)	(As a % of Your Net Investment)	(As a % of Offering Price)
Less than $100,000	4.25%	4.44%	3.75%

$100,000 but less than $250,000	3.25%	3.36%	2.75%

$250,000 but less than $500,000	2.50%	2.56%	2.00%

$500,000 but less than $1,000,000	2.00%	2.04%	1.55%

$1,000,000 or more***	0	0	†

GE Short-Term Government Fund

Your lnvestment**	Front-End Sales Charge		Maximum Dealers’ Reallowance*

	(As a % of Offering Price)	(As a % of Your Net Investment)	(As a % of Offering Price)
Less than $100,000	2.50%	2.56%	2.25%

$100,000 but less than $250,000	2.25%	2.30%	2.00%

$250,000 but less than $500,000	1.75%	1.78%	1.50%

$500,000 but less than $1,000,000	1.25%	1.27%	1.00%

$1,000,000 or more***	0	0	†

*	For the Premier Funds, and for the other Funds in certain circumstances, the full amount of the front-end sales charge may be reallowed to dealers. Dealers who receive more than 90% of the sales charge may be considered “underwriters” under the U.S. securities laws. For purchases of Class A shares made through an Authorized Firm with proceeds from the redemption of shares of third party mutual funds on which the investor paid an initial sales charge, and which are made within 30 days of the date of redemption from the third party fund, the Distributor will pay a concession of 1% to the selling dealer. Purchases through an Authorized Firm pursuant to this waiver are subject to a 1% CDSC if redeemed within one year of purchase.
** Under	the Distributor’s guidelines, except for certain employee benefit plans that select Class C shares (see “Purchasing Class C Shares” below), purchases of $ $100,000 or more intended for Class B shares and purchases of $1,000,000 or more ($500,000 or more for GE Short-Term Government Fund) intended for Class C shares should be made in Class A shares.
*** The	following purchases of Class A shares pursuant to a sales charge waiver are subject to a 1% CDSC if redeemed within one year of purchase: (1) purchases of $1 million or more and (2) purchases made through an Authorized Firm with proceeds from the redemption of shares of third party mutual funds on which the investor paid an initial sales charge if the purchase is made within 30 days of the redemption from the third party fund. The Class A CDSC does not apply to investors purchasing $1 million or more of any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares pursuant to another sales charge waiver. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value at the time of the purchase or its net asset value at the time of redemption.
†	For purchases through an Authorized Firm that exceed $1 million, the Distributor will pay a concession of 1.00% of any amounts under $5 million, 0.50% of the next $45 million and 0.25% thereafter, to the selling dealer.

Reduced Sales Charges for

Class A Shares

Purchases of Class A shares have reduced sales charges in the following  situations:

■ “Combined Right Of Accumulation” Policy—You may qualify for a reduced sales charge on purchases of Class A shares if you currently own Class A shares of any of the GE Funds. To receive the reduced sales charge at the time of your purchase, you must inform your investment professional or the Distributor of any other investments in Class A shares of the GE Funds held by you or your family members. The term “family member” includes spouses and by reason of blood or marriage, parents, children, siblings, grandparents and grandchildren (including blood, step or adoptive relationships). You should also include any Class A shares held in an account at a broker-dealer or financial intermediary other than the investment professional handling your current purchase (you may be required to provide account information or documents to allow us to verify the current values). The current net asset value of Class A shares of GE Funds held in all eligible accounts on the date of your current purchase will be combined with the amount of your purchase to determine whether you qualify for a reduced sales charge on your current purchase. For more information about reduced sales charges, please visit the Distributor’s website at www.gefn.com/mutualfunds, consult your investment professional or the Distributor, or refer to the section entitled “Purchase, Redemption and Exchange of Shares” in the GE Funds’ SAI, which is available by calling 1-800-242-0134.

■ “Letter Of Intent” Purchase—if you intend to make purchases in GE Funds of over $50,000 in the Equity Funds or $100,000 in the Fixed Income Funds within a 13-month period, you may sign a letter of intent and receive a volume discount on each purchase as if you were making a single purchase. (Please complete and sign the letter of intent section on the Fund application.) If you fail to satisfy the letter of intent, the higher sales charges applicable to your investment will be assessed retroactively. The Funds’ Transfer Agent will hold a portion of the amount specified in the letter of intent as Fund shares in escrow, which will be used to cover the applicable sales charge if the letter is not satisfied.

Additional information about sales charge reductions is contained in the SAI or you may contact your investment professional or the Distributor for details.

Sales Charge Waivers for

Class A Shares

The sales charge on Class A shares is waived if the purchase:

■ represents reinvested dividends or capital gains received on Fund shares

■ is made directly through the Distributor by a GE employee, retiree or members of their family

■ is at least $1 million

■ is made through an Authorized Firm with proceeds from the redemption of shares of third party mutual funds on which the investor paid an initial sales charge if the purchase is made within 30 days of the redemption from the third party fund.

■ is made by employee retirement plans determined not to be affiliated plans with respect to GE Asset Management that seek services in addition to investment advisory services in connection with their investments in the Funds that are provided or paid by GE Asset Management or its affiliates

■ is made directly through the Distributor by participants in retirement plans which include GE Funds as investment options and receive recordkeeping and administrative services from a designated third party through its alliance relationship with the Distributor or its affiliate

■ is made directly through the Distributor by employees and their family members of certain vendors of GE’s employee retirement plan

■ is made directly through the Distributor (or a designated affiliate) in response to a target offering by the Distributor (or a designated affiliate)

■ is made by officers, directors, employees and registered representatives of authorized firms that have agreements with the Distributor or other financial institutions selling Fund shares

■ is made through certain broker-dealers, financial institutions, recordkeepers, investment advisers and other financial intermediaries who charge a management, consulting or other fee for their services, who have an agreement with the Distributor and seek services in addition to investment advisory services in connection with their investments in

GE Funds

Prospectus

How to Invest

the Funds that are provided or paid by GE Asset Management or its affiliates

■ is made by certain investors who previously purchased shares pursuant to a sales charge waiver during special limited offerings

■ is made through certain GE LifeStyle Funds

■ is made by investment companies not managed or sponsored by GE Asset Management or any of its affiliates

Purchases of $1 million or more in Class A shares pursuant to a sales charge waiver are subject to a 1% CDSC if redeemed within one year of purchase. Class A shares purchased through an Authorized Firm with proceeds from the redemption of shares of third party mutual funds on which the investor paid an initial sales charge if the purchase is made within 30 days of the redemption from the third party fund also will be subject to a 1% CDSC if redeemed within one year of purchase. The Class A CDSC is calculated in the same manner and is subject to the same waivers as the CDSC on Class B shares. The Class A CDSC does not apply to investors purchasing $1 million or more of any fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares pursuant to another sales charge waiver. For more information on Class A sales charge waivers, please contact the Distributor or your investment professional.

Purchasing Class B Shares

Class B Shares may be appropriate if you do not want to pay front-end sales charges on your purchase of Fund shares or if you are not planning to redeem shares in the short term.

Class B shares have no initial sales charge, but pay a higher distribution and service fee and may be subject to a CDSC. Class B shares convert automatically to Class A shares after six years to take advantage of lower expenses. Class B shares acquired initially through Investors Trust Funds convert to Class A shares after eight years.

Intended purchases of Class B shares of $100,000 or more by investors not eligible for Class Y shares should be made in Class A shares.

Trail commissions of up to 0.25% may be paid to authorized broker-dealers, financial institutions or investment advisers which have entered into sales agreements with the Distributor for providing on-going services with respect to Class B shares.

Redemptions subject to a CDSC

The CDSC on Class B shares declines based on the amount of time you hold your shares. Class B shares redeemed during each of the time periods described at right will be subject to a CDSC. Shares purchased initially through Investors Trust Funds are subject to a longer CDSC period.

The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or its net asset value at the time of redemption. To ensure that you pay the lowest CDSC possible, the Funds use the shares with the lowest CDSC to fill your redemption requests.

CDSC Waivers on Certain Redemptions of Class A, Class B and Class C Shares

CDSCs are waived on shares:

■ acquired through dividends or capital gains reinvestment

■ redeemed because of death or disability, as defined in the Internal Revenue Code of 1986, as amended (Code)

■ that are mandatory retirement distributions on IRA accounts that represent the minimum required distribution from an IRA effected pursuant to a Systematic Withdrawal Plan

■ that are redemptions of Class B or Class C shares effected through the Systematic Withdrawal Plan, not to exceed 10% of an investor’s account value

Contingent Deferred Sales Charges
Funds	Contingent Deferred Sales Charge

GE U.S. Equity Fund	■ 4% in the first year
GE Value Equity Fund	■ 3% in the second year
GE Small Cap Value Equity Fund	■ 2% in the third year
GE Global Equity Fund	■ 1% in the fourth year
GE International Equity Fund	■ 0% in the fifth and sixth years
GE Premier Growth Equity Fund	■ converts to Class A shares after six years
GE Premier Value Equity Fund
GE Strategic Investment Fund

GE Fixed Income Fund	■ 3% in the first and second years
GE Government Securities Fund	■ 2% in the third year
GE Short-Term Government Fund	■ 1% in the fourth year
GE Tax-Exempt Fund	■ 0% in the fifth and sixth years
■ converts to Class A shares after six years

If you initially purchased through Investors Trust Funds:

Funds	Contingent Deferred Sales Charge
Any Fund’s Class B shares acquired as a	■ 5% in the first year
result of the merger of Investors Trust Funds	■ 4% in the second year
with certain GE Funds.	■ 3% in the third year
■ 2% in the fourth year
■ 1% in the fifth year
■ 0% in the sixth year
■ converts to Class A shares after eight years

GE Funds

Prospectus

How to Invest

■ that are redemptions of Class A shares originally purchased in amounts of $1 million or more if such investors were otherwise eligible to purchase Class A shares pursuant to another sales charge waiver

■ that represent “substantially equal periodic payments” as described under Section 72(t)(2) of the Code

■ that are redeemed because of termination or liquidation of a Fund.

Purchasing Class C Shares

(Level load class)

Class C shares may be appropriate if you do not want to pay a traditional front-end sales charge on your purchase of Fund shares or are unsure of the length of time you will hold your investment. Class C shares also may be appropriate for investment by certain employee benefit plans. If you are a plan sponsor of a small business employee benefit plan served by GE Group Retirement Inc. or other consultant and want the Funds that you make available under the plan to pay, through their distribution and service fees, for certain plan expenses and compensation to your investment professional who may have helped you establish the plan, then you may wish to select Class C shares instead of Class A shares. Because you may purchase Class C shares at the NAV next determined without paying an initial sales charge, your entire investment in Class C shares is available to work for you. However, Class C shares pay a higher distribution and service fee (Rule 12b-1 fee) than Class A shares (or Class B shares after conversion to Class A shares) and never convert to Class A shares.

Trail commissions of up to 1.00% may be paid to authorized broker-dealers, financial institutions or investment advisers which have entered into sales agreements with the Distributor for providing on-going services with respect to Class C shares.

Class C shares may be subject to a 1% CDSC if redeemed within one year of purchase. Proceeds from the CDSC may be used to defray the expenses of the Distributor related to the sale of Class C shares, including the payment of compensation to authorized firms. The CDSC on Class C shares is calculated in the same manner and is subject to the same waivers as the CDSC on Class B shares.

Intended purchases of Class C shares of $1,000,000 or more ($500,000 or more for the Short-Term Government Fund) by investors not eligible for Class Y shares should be made in Class A shares. An amount up to 1% of the amount invested in Class C shares is paid by the Distributor to Authorized Firms.

Purchasing Class Y Shares (formerly Class D Shares) —Institutional Investors

Class Y shares have no initial sales charges or CDSC. Class Y shares may be purchased by:

■ financial institutions and corporations purchasing shares for their own account

■ fiduciaries investing on behalf of  clients

■ tax-exempt investors including defined contribution plans that do not seek services in connection with their investments in the Funds that are provided or paid by GE Asset Management or its affiliates, in addition to investment advisory services.

■ investment companies not managed by GE Asset Management

■ certain GE LifeStyle Funds

■ clients of certain financial intermediaries who invest at least $250,000

■ tax-exempt investors, including defined benefit and defined contribution plans that are determined to be affiliated plans with respect to GE Asset Management.

■ certain broker-dealers, financial institutions, recordkeepers, investment advisers and other financial intermediaries who charge a management, consulting or other fee for their services, who have an agreement with the Distributor and do not seek additional services in connection with their investments in the Funds that are provided or paid by GE Asset Management or its affiliates

Investors eligible to purchase Class Y shares may not purchase any other class of shares.

How to Redeem Shares

You may take money out of your account by redeeming (selling) some or all of your shares.

Certain redemptions are subject to a redemption fee. For information on redemption fees, please see “How to Invest—Redemption Fees” later in this Prospectus.

If You Invested With an Investment Professional

Shares purchased with the assistance of an investment professional may be redeemed either by the investment professional or the shareholder of record. Please see your account statement for the telephone number of your investment professional.

By Mail

Send a signed written request, stating the share class and number of shares or specific dollar amount you want to sell. Your signature(s) must appear exactly as it does on the account registration.

Mail to:

GE Funds

P.O. Box 219631

Kansas City, MO 64121-9631

Overnight Delivery:

GE Funds

c/o Boston Financial Data Services Inc. — Midwest

330 West 9th Street

Kansas City, MO 64105

Telephone: (816) 843-7335

Signature(s) must each be guaranteed for any redemption:

■ exceeding $50,000

■ mailed to a different address from that on record

■ paid to someone else

■ wired to a financial institution

■ mailed to an address that has been changed within the last 30 days

By Telephone

Shares may be redeemed by telephone up to a maximum of $50,000 per day utilizing the Funds’ automated Voice Response system or by an agent during business hours. The telephone option must have been selected during initial account setup or subsequently by written request signed by all registered shareholders. Call toll-free 1-800-242-0134.

The Distributor will not be responsible for losses resulting from unauthorized telephone transaction instructions if it follows reasonable procedures to verify the identity of the investor.

By Wire

You may redeem your shares by telephone and have the proceeds of the sale wired to your bank instead of receiving a check.

■ Minimum wire amount: $1,000

■ A $10 fee per wire will be charged to your account (in addition to any applicable CDSCs)

GE Funds

Prospectus

How to Invest

■ Include your account number, share class and specific dollar amount you want to redeem in your wire request. Wire instructions must have been provided during initial account setup or subsequently by written request signed by all registered shareholders with a signature guarantee

Mail your signed, signature guaranteed written request to establish wire privileges to:

GE Funds

PO. Box 219631

Kansas City, MO 64121-9631

Or call the Distributor at 1-800-242-0134.

By Systematic Withdrawal Plan

You may select a specific amount to be redeemed from your account on a regular basis.

■ Your account balance must be at least $10,000

■ Maximum of 10% of the value of your account each year and a minimum of $50 per withdrawal

■ You may sell shares monthly or  quarterly

Checkwriting

Checkwriting privileges may be elected at no cost by shareholders of the GE Money Market Fund. Checks may be made payable to any person in amounts of $100 or more. The Transfer Agent will redeem shares in an amount sufficient to cover the amount of a check. If the amount of the check is greater than the value of the shares in your account, the check will be returned marked “insufficient funds” and you may be assessed an additional charge. Please contact the Distributor at the number listed on the back cover for additional details.

Special Considerations for Selling Shares

■ If you own more than one share class of a Fund, specify which share class you want to sell. Otherwise, the selling transaction may be delayed.

■ When using a check to sell shares of GE Money Market Fund, the minimum check amount is $100.

■ If you have purchased shares of a Fund by personal check, redemption of these shares, under normal circumstances, can only be processed after 15 calendar days have passed in order to provide the Fund with sufficient time to make sure that your check clears.

■ If your account balance falls below $500, the transfer agent may request that you bring your balance up to the $500 minimum or request that you close your account. If you take no action within 30 days, the transfer agent may sell your shares and mail the proceeds to you, in which case you will bear any associated transaction costs, market exposure risks and tax consequences. This $500 minimum balance requirement is waived for qualified plans, Direct Deposit accounts, Payroll Savings Plan accounts and Automatic Investment Plan accounts.

■ Normally, redemption requests are processed by the next business day after receipt of a request in good order, but payments may take up to seven business days if making immediate payment would adversely affect the fund.

■ Redemptions may be suspended or payment postponed when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

Reinstatement of Shares

For 60 days after you sell shares, you have the right to “reinstate” your investment at the then current net asset value and pay no sales charge. For  Class A, Class B and Class C shares, any CDSC associated with the redemption will be reinstated to your account in direct proportion to the amount reinvested. Reinstatement will occur at the then-current net asset value and may have tax consequences. You must request share reinstatement in writing.

Redemptions in Kind

Large redemptions that exceed $250,000 or 1% of a Fund’s assets may be considered detrimental to the Fund’s existing shareholders. Therefore, the Fund may require that you take a “distribution in kind” upon redemption and may give you portfolio securities instead of cash proceeds. You may have to sell those securities through a broker and may incur transaction costs when you sell them.

How to Exchange Shares

You may exchange shares of a class of one GE Fund for the same class of another GE Fund. You can also exchange shares from GE Money Market Fund for Class A, Class B, Class C or Class Y shares of any other GE Fund except for GE Government Securities Fund, which does not offer Class Y shares. Exchanges are permitted provided that the acquired Fund is an investment option available to the investor requesting the exchange and the investor meets the minimum investment requirements. An exchange may be subject to a redemption fee. For information on redemption fees, please see “How to Invest — Redemption Fees” later in this Prospectus. An exchange is a sale and purchase of shares for tax purposes. You may have a taxable gain or loss when you exchange your shares. To exchange shares:

■ by phone, call 1-800-242-0134. (This option is not available for certain corporate or trust accounts.)

■ through the GE Funds Website at www.gefn.com/mutualfunds. (This option is not available for certain corporate or trust accounts.)

■ in writing, send your request to GE Funds:

Mail to:

GE Funds

PO. Box 219631

Kansas City, MO 64121-9631

Overnight Delivery:

GE Funds

c/o Boston Financial Data Services Inc. — Midwest

330 West 9th Street

Kansas City, MO 64105

Telephone: (816) 843-7335

If you exchange Class A, Class B or  Class C shares for GE Money Market Fund shares, you will be subject to the applicable CDSC at the time that you sell your GE Money Market Fund shares. The time that you hold GE Money Market Fund shares is not included in the holding period for purposes of calculating the applicable CDSC on a redemption.

Policy on Abusive Trading

Excessive or short-term trading in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Funds and the Distributor will not knowingly permit investors to engage in excessive or short-term trading in Fund shares. However, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or reasonably detect excessive or short-term trading that may be facilitated by these intermediaries or by the use of combined omnibus accounts by those intermediaries. The Funds or the Distributor may reject a purchase order and may terminate or restrict the exchange privilege of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Funds or the Distributor, actual or potential harm to the Funds. The Funds or the Distributor may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed or after acceptance by an intermediary.

Investors who have not engaged in market timing may also be prevented from exchanging or purchasing shares of the GE Funds if the GE Funds or the Distributor believe the intermediary or its representative associated with that investor’s account has otherwise been involved in excessive or short-term trading on behalf of other accounts or investors.

For more information on risks associated with abusive trading, see “Other Risk Considerations — Risks from Transactions by Certain Shareholders” earlier in this Prospectus.

Redemption Fees

A 2% redemption fee is charged on redemptions of shares of GE International Equity Fund and GE Global Equity Fund that are redeemed (either by selling the shares or exchanging to another Fund) within 90 days of purchase, subject to certain exceptions. Shares of GE International Equity Fund and GE Global Equity Fund held for more than 90 days are not

GE Funds

Prospectus

How to Invest

subject to this 2% redemption fee. This fee is paid to the respective Funds, not GE Asset Management or the Distributor, and is designed to offset the brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If a shareholder transfers shares to a different account registration or converts them to a different share class, the shares will retain their original purchase date for purposes of assessing the redemption fee.

The redemption fee does not apply to shares: (1) acquired through dividends or capital gains investments; (2) purchased through a defined contribution plans (including 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA effected pursuant to a Systematic Withdrawal Plan; and (5) that are redemptions of Class B or Class C shares effected through the Systematic Withdrawal Plan, not to exceed 10% of an investor’s account value.

The 2% redemption fee will also be imposed on investments made through financial intermediaries in certain omnibus accounts.

When We Receive Your Transaction Order

Purchase and redemption requests received in good order will be executed at the next offering price calculated after receipt of transaction instructions. Offering price is equal to the net asset value next determined plus any applicable sales charge.

■ Purchase and redemption orders are executed only on days when the NYSE is open for trading. NAV is normally calculated as of the close of business on the NYSE (normally 4:00 pm, Eastern time). If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

■ If you hold more than one Class of shares of a Fund, you must specify which class you intend to purchase or sell.

■ For Funds declaring daily income dividends, you will begin to earn income as of the first business day after payment for your order has been received by the Fund.

To pay for the cost of promoting the Funds and servicing your shareholder account, Class A, Class B and Class C shares of the Funds have adopted Rule 12b-1 plans, which require that fees be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges. The following table shows the distribution and service fees associated with investing in each class of shares.

Distribution and Shareholder Service Fee Rates

	All GE Funds except GE Short-Term Government Fund and GE Money Market Fund*			GE Short-Term Government Fund

	Distribution Fee	Service Fee		Distribution Fee	Service Fee

Class A	0.00%	0.25%	**	0.00%	0.25%	**

Class B	0.75%	0.25%		0.60%	0.25%

Class C	0.75%	0.25%		0.75%	0.25%

Class Y	None	None		None	None

*   No distribution and service fees are paid by the GE Money Market Fund.

** The amount paid by Class A shares under the Rule 12b-1 plan may be used for both distribution and shareholder service expenses.

Investment Through Authorized Firms

If you invest through an Authorized Firm, your investment professional must receive your transaction order before the close of trading on the NYSE (normally 4:00 pm, Eastern time) that day for your transaction to be effective at the net asset value per share determined on that day. Your investment professional may impose an earlier deadline for the receipt of transaction orders. If you do not submit your order before the deadline set by your Authorized Firm, your order will not be effective until the following business day.

If you invest through an Authorized Firm, the fees may be different than those described in this Prospectus. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative from your financial institution if you have questions.

Financial services firms selling significant amounts of Class A, Class B or Class Y shares may receive extra compensation. This compensation, which GE Asset Management or its affiliates will pay out of its own resources, may include reimbursement for marketing costs, distribution and servicing of shares of the Funds. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list program. Such additional compensation may, but is currently not expected to, annually exceed .50% of the amount invested. GE Asset Management or its affiliates also may use its own resources to compensate third parties that sell or service shares of the Funds in connection with certain investment programs.

GE Funds Prospectus	Dividends, Capital Gains and Other Tax Information

Most GE Funds pay dividends from net investment income and distributions from net capital gains once each year. Unless you instruct a Fund to pay dividends from net investment income and distributions from net capital gains to you in a check mailed to you, they will automatically be reinvested in your account. There are no fees or charges to reinvest dividends.

GE Funds are subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, the Funds may pay dividends from net investment income and distribute net capital gains more frequently.

Fund	Distribution Schedule

GE U.S. Equity Fund

GE Value Equity Fund

GE Small-Cap Value Equity Fund

GE Global Equity Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Premier Value Equity Fund

GE Strategic Investment Fund

■ Dividends of investment income are typically declared and paid annually. ■ Short-term and long-term capital gains, if any, are typically declared and paid annually.

GE Fixed Income Fund GE Government Securities Fund GE Short-Term Government Fund GE Tax-Exempt Fund GE Money Market Fund	■ Dividends of investment income are declared daily and paid monthly. ■ Short-term and long-term capital gains, if any, are typically declared and paid annually.

Taxes

Tax issues can be complicated. We suggest you see your investment professional or tax advisor for any questions you may have.

Except for investments in tax-deferred accounts, you generally will owe taxes on amounts distributed to you. Dividends and distributions from net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxed at long-term capital gain rates regardless of how long you have owned your shares. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income dividends paid to individuals may also qualify to be taxed at long-term capital gain rates. Distributions generally will be taxed in the same manner whether they are received in cash or reinvested.

In addition, if you sell or redeem Fund shares, you generally will realize a capital gain or loss, which will be long-term or short-term, depending upon how long you hold those shares. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the rates applicable to long-term capital gains realized after May 5, 2003. If you exchange shares for the same class of another GE Fund, the exchange will be treated as a sale and purchase of shares for tax purposes.

Distributions from GE Tax Exempt Fund

In general, income from the GE Tax Exempt Fund is exempt from regular federal income tax but will generally be subject to state and local taxes. Because the Fund may invest in taxable securities, some dividends from net investment income may be subject to federal, state and local income taxes. Moreover, some dividends from net investment income may be subject to Federal alternative minimum taxes. Short-term and long-term capital gains distributed by the Fund are taxable.

Tax Statement

You will receive an annual statement summarizing your dividend and capital gains distributions. Please consult a tax advisor if you have questions about your specific tax situation.

Backup Withholding

If you do not provide complete and certified taxpayer identification information, each Fund is obligated by law to withhold 28% of most Fund distributions and the proceeds from redemption of Fund shares.

GE Funds Prospectus	Calculating Share Value

Fund shares are sold and redeemed at net asset value (NAV) plus any applicable sales charge or less any applicable CDSC. The NAV of each share class is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NYSE is closed on certain holidays listed in the SAI. The NAV per share class for Funds is determined by adding the value of the Fund’s investments, cash, and other assets attributable to that class, subtracting its liabilities, and then dividing the result by the number of that class’ outstanding shares. The value of the portfolio securities held by each Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services based on a computerized matrix system, which considers market transactions and dealer-supplied valuations. Valuations of municipal obligations are based on prices supplied by a qualified municipal pricing service. When quoted, bid prices for municipal obligations are readily available and representative of the bid side of the market, those instruments are valued at the mean between the quoted bid prices and quoted asked prices.

All portfolio securities of the GE Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Fund’s written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 am, Eastern time. A Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If market quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of the security’s primary market, the security may be valued using procedures approved by the Trustees that they believe accurately reflect “fair value.” Security values may differ depending on the valuation procedures used to determine value.

Financial Highlights	GE Funds Prospectus

The financial highlights tables that follow are intended to help you understand a Fund’s financial performance for the fiscal years ended September 30. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information has been audited by

PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

GE Funds

Prospectus

Financial

Highlights

GE U.S. Equity Fund		CLASS A

	Years ended September 30	2003	2002	2001	2000	1999(c)

	Inception date	—	—	—	—	1/5/93

	Net asset value, beginning of period	$20.31	$25.00	$32.45	$32.53	$27.82

	Income (loss) from investment operations:

	Net investment income (loss) (b)	0.16	0.13	0.13	0.15	0.18

	Net realized and unrealized gains (losses) on investments	3.91	(4.49)	(5.52)	3.63	7.26

	Total income (loss) from investment operations	4.07	(4.36)	(5.39)	3.78	7.44

	Less distributions from:

	Net investment income	0.19	0.09	0.12	0.14	0.23

	Net realized gains	—	0.24	1.94	3.72	2.50

	Total distributions	0.19	0.33	2.06	3.86	2.73

	Net asset value, end of period	$24.19	$20.31	$25.00	$32.45	$32.53

	TOTAL RETURN (a)	20.09%	(17.78)%	(17.71)%	12.10%	27.79%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$315,980	$251,251	$285,417	$385,111	$311,958

	Ratios to average net assets:

	Net investment income (loss)*	0.72%	0.53%	0.43%	0.46%	0.56%

	Net expenses*	0.83%	0.87%	0.87%	0.83%	0.81%

	Gross expenses*	0.83%	0.87%	0.88%	0.83%	0.83%

	Portfolio turnover rate	26%	41%	53%	48%	46%

GE Premier Growth Equity Fund		CLASS A

	Years ended September 30	2003	2002	2001	2000	1999(c)

	Inception date	—	—	—	—	12/31/96

	Net asset value, beginning of period	$18.50	$22.63	$31.38	$27.50	$20.44

	Income (loss) from investment operations:

	Net investment loss (b)	(0.05)	(0.08)	(0.09)	(0.07)	(0.08)

	Net realized and unrealized gains (losses) on investments	4.81	(3.32)	(7.06)	5.10	7.83

	Total income (loss) from investment operations	4.76	(3.40)	(7.15)	5.03	7.75

	Less distributions from:

	Net investment income	—	—	—	—	0.03

	Net realized gains	—	0.73	1.60	1.15	0.66

	Total distributions	—	0.73	1.60	1.15	0.69

	Net asset value, end of period	$23.26	$18.50	$22.63	$31.38	$27.50

	TOTAL RETURN (a)	25.73%	(15.97)%	(23.94)%	18.61%	38.54%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$243,274	$127,446	$104,215	$128,255	$67,311

	Ratios to average net assets:

	Net investment income (loss)*	(0.23)%	(0.36)%	(0.32)%	(0.24)%	(0.29)%

	Net expenses*	1.07%	1.05%	1.08%	1.01%	1.10%

	Gross expenses*	1.08%	1.05%	1.10%	1.01%	1.10%

	Portfolio turnover rate	17%	19%	20%	22%	26%

See Notes to Financial Highlights

CLASS B					CLASS C (level load)				CLASS Y (d)

2003	2002	2001	2000	1999	2003	2002	2001	2000	2003		2002	2001	2000		1999

—	—	—	—	12/22/93	—	—	—	9/30/99	—		—	—	—		11/29/93

$19.38	$23.97	$31.30	$31.58	$27.11	$19.23	$23.79	$31.08	$31.58	$20.26		$24.94	$32.38	$32.48		$27.78

(0.01)	(0.06)	(0.09)	(0.09)	(0.06)	(0.01)	(0.05)	(0.09)	(0.10)	0.22		0.20	0.20	0.23		0.26

3.74	(4.29)	(5.30)	3.53	7.08	3.75	(4.27)	(5.26)	3.53	3.91		(4.49)	(5.50)	3.62		7.25

3.73	(4.35)	(5.39)	3.44	7.02	3.74	(4.32)	(5.35)	3.43	4.13		(4.29)	(5.30)	3.85		7.51

—	—	—	—	0.05	0.04	—	—	0.21	0.25		0.15	0.20	0.23		0.31

—	0.24	1.94	3.72	2.50	—	0.24	1.94	3.72	—		0.24	1.94	3.72		2.50

—	0.24	1.94	3.72	2.55	0.04	0.24	1.94	3.93	0.25		0.39	2.14	3.95		2.81

$23.11	$19.38	$23.97	$31.30	$31.58	$22.93	$19.23	$23.79	$31.08	$24.14		$20.26	$24.94	$32.38		$32.48

19.25%	(18.40)%	(18.33)%	11.29%	26.83%	19.46%	(18.41)%	(18.30)%	11.25%	20.47%		(17.58)%	(17.50)%	12.38%		28.14%

$22,447	$22,806	$35,163	$46,577	$36,921	$10,137	$4,851	$5,129	$4,811	$307,727		$243,957	$288,666	$377,913		$358,583

(0.03)%	(0.23)%	(0.32)%	(0.29)%	(0.19)%	(0.04)%	(0.22)%	(0.33)%	(0.32)%	0.97%		0.78%	0.68%	0.71%		0.81%

1.58%	1.62%	1.62%	1.58%	1.56%	1.57%	1.62%	1.62%	1.57%	0.58%		0.62%	0.62%	0.58%		0.56%

1.58%	1.62%	1.63%	1.58%	1.58%	1.57%	1.62%	1.64%	1.57%	0.58%		0.62%	0.63%	0.58%		0.58%

26%	41%	53%	48%	46%	26%	41%	53%	48%	26%		41%	53%	48%		46%

CLASS B					CLASS C (level load)				CLASS Y (d)

2003	2002	2001	2000	1999	2003	2002	2001	2000	2003		2002	2001	2000		1999

—	—	—	—	12/31/96	—	—	—	9/30/99	—		—	—	—		12/31/96

$17.70	$21.84	$30.55	$27.00	$20.20	$17.69	$21.84	$30.55	$27.00	$18.72		$22.84	$31.58	$27.60		$20.50

(0.20)	(0.26)	(0.29)	(0.30)	(0.27)	(0.20)	(0.23)	(0.29)	(0.31)	(0.00)	(h)	(0.03)	(0.02)	0.00	(h)	(0.01)

4.59	(3.15)	(6.82)	5.00	7.73	4.61	(3.19)	(6.82)	5.01	4.88		(3.36)	(7.12)	5.13		7.84

4.39	(3.41)	(7.11)	4.70	7.46	4.41	(3.42)	(7.11)	4.70	4.88		(3.39)	(7.14)	5.13		7.83

—	—	—	—	—	—	—	—	—	—		—	—	—		0.07

—	0.73	1.60	1.15	0.66	—	0.73	1.60	1.15	—		0.73	1.60	1.15		0.66

—	0.73	1.60	1.15	0.66	—	0.73	1.60	1.15	—		0.73	1.60	1.15		0.73

$22.09	$17.70	$21.84	$30.55	$27.00	$22.10	$17.69	$21.84	$30.55	$23.60		$18.72	$22.84	$31.58		$27.60

24.80%	(16.61)%	(24.48)%	17.70%	37.53%	24.93%	(16.66)%	(24.48)%	17.66%	26.07%		(15.78)%	(23.75)%	18.87%		38.92%

$34,657	$25,900	$32,761	$41,795	$15,501	$47,482	$14,003	$3,933	$3,134	$93,875		$47,446	$47,064	$33,089		$20,704

(0.98)%	(1.13)%	(1.07)%	(0.98)%	(1.03)%	(0.99)%	(1.04)%	(1.08)%	(0.98)%	0.02%		(0.11)%	(0.09)%	0.01%		(0.03)%

1.82%	1.81%	1.83%	1.75%	1.84%	1.83%	1.77%	1.84%	1.75%	0.82%		0.80%	0.84%	0.76%		0.85%

1.82%	1.81%	1.85%	1.75%	1.84%	1.84%	1.77%	1.87%	1.75%	0.83%		0.80%	0.87%	0.76%		0.85%

17%	19%	20%	22%	26%	17%	19%	20%	22%	17%		19%	20%	22%		26%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial

Highlights

GE Value Equity Fund		CLASS A

	Years ended September 30	2003	2002	2001	2000		1999(c)

	Inception date	—	—	—	—		9/8/93

	Net asset value, beginning of period	$8.29	$10.07	$12.76	$12.18		$9.93

	Income (loss) from investment operations:

	Net investment income (loss) (b)	0.07	0.07	0.05	0.05		0.02

	Net realized and unrealized gains (losses) on investments	1.54	(1.79)	(1.96)	1.31		2.66

	Total income (loss) from investment operations	1.61	(1.72)	(1.91)	1.36		2.68

	Less distributions from:

	Net investment income	0.09	0.02	—	—		0.03

	Net realized gains	—	0.04	0.78	0.78		0.40

	Total distributions	0.09	0.06	0.78	0.78		0.43

	Net asset value, end of period	$9.81	$8.29	$10.07	$12.76		$12.18

	TOTAL RETURN (a)	19.49%	(17.24)%	(15.95)%	11.35%		27.34%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$48,400	$43,157	$46,045	$43,283		$29,607

	Ratios to average net assets:

	Net investment income (loss)*	0.73%	0.66%	0.42%	0.38%		0.18%

	Net expenses*	1.13%	1.01%	1.08%	1.05%		1.29%

	Gross expenses*	1.18%	1.01%	1.09%	1.05%		1.30%

	Portfolio turnover rate	29%	39%	52%	49%		31%

GE Small-Cap Value Equity Fund		CLASS A

	Years ended September 30	2003	2002	2001	2000		1999(c)

	Inception date	—	—	—	—		9/30/98

	Net asset value, beginning of period	$11.49	$13.74	$13.60	$12.16		$10.00

	Income (loss) from investment operations:

	Net investment income (loss) (b)	(0.01)	(0.01)	0.05	0.00	(h)	(0.02)

	Net realized and unrealized gains (losses) on investments	1.19	(0.11)	0.56	3.10		2.24

	Total income (loss) from investment operations	1.18	(0.12)	0.61	3.10		2.22

	Less distributions from:

	Net investment income	—	0.05	—	—		0.03

	Net realized gains	—	2.08	0.47	1.66		0.03

	Total distributions	—	2.13	0.47	1.66		0.06

	Net asset value, end of period	$12.67	$11.49	$13.74	$13.60		$12.16

	TOTAL RETURN (a)	10.27%	(2.92)%	4.70%	27.80%		22.28%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$51,902	$44,547	$32,918	$29,228		$14,561

	Ratios to average net assets:

	Net investment income (loss)*	(0.06)%	(0.05)%	0.36%	0.02%		(0.15)%

	Net expenses*	1.24%	1.15%	1.12%	1.10%		1.15%

	Gross expenses*	1.24%	1.17%	1.17%	1.11%		1.41%

	Portfolio turnover rate	122%	138%	146%	219%		182%

See Notes to Financial Highlights

CLASS B						CLASS C (level load)					CLASS Y(d)

2003		2002	2001	2000	1999	2003		2002	2001	2000	2003	2002	2001	2000	1999

—		—	—	—	9/8/93	—		—	—	9/30/99	—	—	—	—	1/5/98

$7.93		$9.69	$12.39	$11.94	$9.77	$7.92		$9.68	$12.40	$11.94	$8.77	$10.65	$13.41	$12.74	$10.38

(0.00	)(h)	(0.01)	(0.04)	(0.04)	(0.04)	(0.00	)(h)	(0.01)	(0.04)	(0.05)	0.09	0.10	0.08	0.08	0.08

1.46		(1.71)	(1.88)	1.27	2.61	1.48		(1.71)	(1.90)	1.29	1.62	(1.89)	(2.06)	1.37	2.76

1.46		(1.72)	(1.92)	1.23	2.57	1.48		(1.72)	(1.94)	1.24	1.71	(1.79)	(1.98)	1.45	2.84

—		—	—	—	—	0.03		—	—	—	0.11	0.05	—	—	0.08

—		0.04	0.78	0.78	0.40	—		0.04	0.78	0.78	—	0.04	0.78	0.78	0.40

—		0.04	0.78	0.78	0.40	0.03		0.04	0.78	0.78	0.11	0.09	0.78	0.78	0.48

$9.39		$7.93	$9.69	$12.39	$11.94	$9.37		$7.92	$9.68	$12.40	$10.37	$8.77	$10.65	$13.41	$12.74

18.41%		(17.88)%	(16.54)%	10.44%	26.67%	18.68%		(17.90)%	(16.70)%	10.53%	19.64%	(17.03)%	(15.69)%	11.56%	27.85%

$13,568		$14,437	$28,131	$45,675	$51,369	$1,783		$1,097	$982	$847	$5,993	$4,227	$5,686	$3,769	$2,292

(0.02)%		(0.09)%	(0.32)%	(0.36)%	(0.32)%	(0.04)%		(0.08)%	(0.34)%	(0.41)%	0.96%	0.91%	0.67%	0.61%	0.68%

1.87%		1.78%	1.83%	1.80%	1.81%	1.88%		1.76%	1.83%	1.80%	0.88%	0.77%	0.83%	0.80%	0.81%

1.92%		1.78%	1.83%	1.80%	1.82%	1.94%		1.76%	1.84%	1.80%	0.94%	0.77%	0.84%	0.80%	0.82%

29%		39%	52%	49%	31%	29%		39%	52%	49%	29%	39%	52%	49%	31%

CLASS B						CLASS C (level load)					CLASS Y (d)

2003		2002	2001	2000	1999	2003		2002	2001	2000	2003	2002	2001	2000	1999

—		—	—	—	9/30/98	—		—	—	9/30/99	—	—	—	—	9/30/98

$11.16		$13.44	$13.41	$12.09	$10.00	$11.14		$13.44	$13.41	$12.09	$11.59	$13.85	$13.66	$12.18	$10.00

(0.09)		(0.10)	(0.05)	(0.10)	(0.06)	(0.09)		(0.10)	(0.06)	(0.10)	0.02	0.03	0.09	0.05	0.05

1.15		(0.10)	0.55	3.08	2.19	1.14		(0.09)	0.56	3.08	1.20	(0.12)	0.57	3.09	2.19

1.06		(0.20)	0.50	2.98	2.13	1.05		(0.19)	0.50	2.98	1.22	(0.09)	0.66	3.14	2.24

—		—	—	—	0.01	—		0.03	—	—	—	0.09	—	—	0.03

—		2.08	0.47	1.66	0.03	—		2.08	0.47	1.66	—	2.08	0.47	1.66	0.03

—		2.08	0.47	1.66	0.04	—		2.11	0.47	1.66	—	2.17	0.47	1.66	0.06

$12.22		$11.16	$13.44	$13.41	$12.09	$12.19		$11.14	$13.44	$13.41	$12.81	$11.59	$13.85	$13.66	$12.18

9.50%		(3.58)%	4.00%	26.77%	21.37%	9.43%		(3.63)%	4.00%	26.77%	10.53%	(2.71)%	5.06%	28.11%	22.53%

$18,694		$15,984	$13,320	$11,853	$8,505	$8.945		$5,002	$455	$159	$19,715	$8,759	$5,892	$10,934	$293

(0.81)%		(0.80)%	(0.40)%	(0.75)%	(0.56)%	(0.83)%		(0.79)%	(0.45)%	(0.76)%	0.18%	0.22%	0.65%	0.35%	0.41%

1.99%		1.90%	1.88%	1.85%	1.90%	2.01%		1.90%	1.88%	1.85%	1.01%	0.90%	0.87%	0.83%	0.90%

1.99%		1.92%	1.92%	1.86%	2.19%	2.01%		1.97%	1.94%	186%	1.01%	0.94%	0.91%	0.83%	1.71%

122%		138%	146%	219%	182%	122%		138%	146%	219%	122%	138%	146%	219%	182%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial

Highlights

GE Global Equity Fund		CLASS A

	Years ended September 30	2003	2002	2001	2000	1999(c)

	Inception date	—	—	—	—	1/5/93

	Net asset value, beginning of period	$13.39	$16.58	$27.18	$25.86	$19.72

	Income (loss) from investment operations:

	Net investment income (loss) (b)	0.04	0.05	0.08	0.03	0.06

	Net realized and unrealized gains (losses) on investments	2.71	(3.16)	(6.26)	3.61	7.05

	Total income (loss) from investment operations	2.75	(3.11)	(6.18)	3.64	7.11

	Less distributions from:

	Net investment income	0.07	0.06	—	—	—

	Net realized gains	—	0.02	4.42	2.32	0.97

	Total distributions	0.07	0.08	4.42	2.32	0.97

	Net asset value, end of period	$16.07	$13.39	$16.58	$27.18	$25.86

	TOTAL RETURN (a)	20.56%	(18.89)%	(26.69)%	14.45%	36.89%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$27,864	$25,641	$42,200	$49,784	$39,245

	Ratios to average net assets:

	Net investment income (loss)*	0.26%	0.30%	0.39%	0.11%	0.23%

	Net expenses*	1.50%	1.27%	1.34%	1.31%	1.35%

	Gross expenses*	1.57%	1.27%	1.35%	1.31%	1.37%

	Portfolio turnover rate	64%	51%	62%	77%	64%

GE International Equity Fund		CLASS A

	Years ended September 30	2003	2002	2001	2000	1999(c)

	Inception date	—	—	—	—	3/2/94

	Net asset value, beginning of period	$9.41	$11.87	$19.24	$18.33	$15.11

	Income (loss) from investment operations:

	Net investment income (loss) (b)	0.07	0.06	0.11	0.07	0.05

	Net realized and unrealized gains (losses) on investments	1.17	(2.44)	(5.64)	1.83	3.74

	Total income (loss) from investment operations	1.24	(2.38)	(5.53)	1.90	3.79

	Less distributions from:

	Net investment income	0.07	0.08	—	—	—

	Net realized gains	—	—	1.84	0.99	0.57

	Total distributions	0.07	0.08	1.84	0.99	0.57

	Net asset value, end of period	$10.58	$9.41	$11.87	$19.24	$18.33

	TOTAL RETURN (a)	13.18%	(20.28)%	(31.34)%	10.50%	25.48%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$19,694	$19,773	$33,328	$40,282	$32,938

	Ratios to average net assets:

	Net investment income (loss)*	0.75%	0.50%	0.71%	0.33%	0.29%

	Net expenses*	1.51%	1.35%	1.34%	1.33%	1.35%

	Gross expenses*	1.51%	1.38%	1.34%	1.33%	1.39%

	Portfolio turnover rate	68%	53%	68%	76%	51%

See Notes to Financial Highlights

CLASS B					CLASS C (level load)					CLASS Y (d)

2003	2002	2001	2000	1999	2003		2002	2001	2000	2003	2002	2001	2000	1999

—	—	—	—	12/22/93	—		—	—	9/30/99	—	—	—	—	11/29/93

$12.48	$15.52	$25.90	$24.92	$19.17	$12.47		$15.51	$25.90	$24.92	$13.45	$16.66	$27.22	$25.84	$19.72

(0.07)	(0.07)	(0.08)	(0.16)	(0.12)	(0.07)		(0.06)	(0.07)	(0.13)	0.08	0.09	0.10	0.11	0.12

2.53	(2.95)	(5.88)	3.46	6.84	2.64		(2.96)	(5.90)	3.43	2.72	(3.16)	(6.24)	3.59	7.04

2.46	(3.02)	(5.96)	3.30	6.72	2.57		(3.02)	(5.97)	3.30	2.80	(3.07)	(6.14)	3.70	7.16

—	—	—	—	—	—		—	—	—	0.11	0.12	—	—	0.07

—	0.02	4.42	2.32	0.97	—		0.02	4.42	2.32	—	0.02	4.42	2.32	0.97

—	0.02	4.42	2.32	0.97	—		0.02	4.42	2.32	0.11	0.14	4.42	2.32	1.04

$14.94	$12.48	$15.52	$25.90	$24.92	$15.04		$12.47	$15.51	$25.90	$16.14	$13.45	$16.66	$27.22	$25.84

19.71%	(19.48)%	(27.24)%	13.56%	35.85%	20.61%		(19.50)%	(27.27)%	13.56%	20.87%	(18.65)%	(26.50)%	14.75%	37.20%

$1,503	$906	$1,327	$2,384	$1,477	$326		$293	$279	$180	$13,548	$10,516	$13,068	$30,956	$23,086

(0.51)%	(0.46)%	(0.42)%	(0.60)%	(0.51)%	(0.47)%		(0.39)%	(0.36)%	(0.49)%	0.51%	0.56%	0.48%	0.38%	0.50%

2.27%	2.03%	2.09%	2.06%	2.10%	2.26%		2.02%	2.09%	2.05%	1.26%	1.02%	1.09%	1.06%	1.10%

2.36%	2.03%	2.10%	2.06%	2.12%	2.33%		2.02%	2.10%	2.05%	1.34%	1.02%	1.10%	1.06%	1.12%

64%	51%	62%	77%	64%	64%		51%	62%	77%	64%	51%	62%	77%	64%

CLASS B					CLASS C (level load)					CLASS Y (d)

2003	2002	2001	2000	1999	2003		2002	2001	2000	2003	2002	2001	2000	1999

—	—	—		3/2/94			—	—	9/30/99	—	—	—	—	3/2/94

$8.86	$11.18	$18.36	$17.66	$14.68	$8.85		$11.18	$18.37	$17.66	$9.53	$12.02	$19.42	$18.44	$15.18

(0.01)	(0.03)	(0.02)	(0.08)	(0.07)	(0.00)	(h)	(0.01)	(0.01)	(0.06)	0.09	0.09	0.16	0.16	0.11

1.07	(2.29)	(5.32)	1.77	3.62	1.12		(2.32)	(5.34)	1.76	1.16	(2.46)	(5.72)	1.81	3.73

1.06	(2.32)	(5.34)	1.69	3.55	1.12		(2.33)	(5.35)	1.70	1.25	(2.37)	(5.56)	1.97	3.84

—	—	—	—	—	0.02		—	—	—	0.10	0.12	—	—	0.01

—	—	1.84	0.99	0.57	—		—	1.84	0.99	—	—	1.84	0.99	0.57

—	—	1.84	0.99	0.57	0.02		—	1.84	0.99	0.10	0.12	1.84	0.99	0.58

$9.92	$8.86	$11.18	$18.36	$17.66	$9.95		$8.85	$11.18	$18.37	$10.68	$9.53	$12.02	$19.42	$18.44

11.96%	(20.84)%	(31.92)%	9.68%	24.56%	12.62%		(20.91)%	(31.86)%	9.68%	13.19%	(20.05)%	(31.22)%	10.77%	25.72%

$954	$784	$1,166	$1,828	$1,488	$1,200		$394	$246	$283	$37,413	$24,997	$31,781	$38,241	$21,952

(0.09)%	(0.24)%	(0.13)%	(0.39)%	(0.40)%	0.05%		(0.12)%	(0.06)%	(0.29)%	0.91%	0.75%	1.03%	0.75%	0.60%

2.25%	2.10%	2,09%	2.08%	2.10%	2.27%		2.10%	2.09%	2.07%	1.25%	1.10%	1.09%	1.08%	1.10%

2.25%	2.14%	2.09%	2.08%	2.14%	2.28%		2.15%	2.09%	2.07%	1.26%	1.14%	1.09%	1.08%	1.14%

68%	53%	68%	76%	51%	68%		53%	68%	76%	68%	53%	68%	76%	51%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial

Highlights

GE Premier Value Equity Fund		CLASS A

	Years ended September 30	2003	2002	2001	2000(f)

	Inception date	—	—	—	04/28/00

	Net asset value, beginning of period	$7.75	$9.90	$11.08	$10.00

	Income (loss) from investment operations:

	Net investment income (b)	0.12	0.12	0.10	0.05

	Net realized and unrealized gains (losses) on investments	1.65	(2.18)	(1.08)	1.03

	Total income (loss) from investment operations	1.77	(2.06)	(0.98)	1.08

	Less distributions from:

	Net investment income	0.14	0.07	0.09	—

	Net realized gains	—	0.02	0.11	—

	Total distributions	0.14	0.09	0.20	—

	Net asset value, end of period	$9.38	$7.75	$9.90	$11.08

	TOTAL RETURN (a)	23.04%	(20.95)%	(9.13)%	10.80%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$16,977	$12,488	$14,694	$12,978

	Ratios to average net assets:

	Net investment income*	1.38%	1.25%	0.93%	1.25%

	Net expenses*	1.17%	1.10%	1.10%	1.10%

	Gross expenses*	1.42%	1.24%	1.14%	2.28%

	Portfolio turnover rate	67%	60%	96%	34%

See Notes to Financial Highlights

CLASS B				CLASS C (level load)				CLASS Y

2003	2002	2001	2000(f)	2003	2002	2001	2000(f)	2003	2002	2001	2000(f)

—	—	—	04/28/00	—	—	—	04/28/00	—	—	—	04/28/00

$7.68	$9.82	$11.05	$10.00	$7.70	$9.83	$11.05	$10.00	$7.77	$9.92	$11.09	$10.00

0.06	0.05	0.02	0.02	0.05	0.05	0.02	0.02	0.14	0.15	0.13	0.07

1.64	(2.15)	(1.08)	1.03	1.64	(2.15)	(1.09)	1.03	1.66	(2.18)	(1.09)	1.02

1.70	(2.10)	(1.06)	1.05	1.69	(2.10)	(1.07)	1.05	1.80	(2.03)	(0.96)	1.09

0.07	0.02	0.06	—	0.04	0.01	0.04	—	0.17	0.10	0.10	—

—	0.02	0.11	—	—	0.02	0.11	—	—	0.02	0.11	—

0.07	0.04	0.17	—	0.04	0.03	0.15	—	0.17	0.12	0.21	—

$9.31	$7.68	$9.82	$11.05	$9.35	$7.70	$9.83	$11.05	$9.40	$7.77	$9.92	$11.09

22.26%	(21.47)%	(9.80)%	10.50%	22.03%	(21.42)%	(9.90)%	10.50%	23.31%	(20.71)%	(8.92)%	10.90%

$594	$496	$662	$227	$257	$172	$160	$116	$99	$80	$101	$111

0.64%	0.49%	0.14%	0.46%	0.62%	0.48%	0.16%	0.51%	1.64%	1.50%	1.18%	1.52%

1.92%	1.85%	1.88%	1.85%	1.92%	1.85%	1.86%	1.85%	0.92%	0.85%	0.84%	0.85%

2.16%	1.98%	1.88%	3.01%	2.16%	1.99%	1.86%	3.04%	1.17%	0.99%	0.91%	2.04%

67%	60%	96%	34%	67%	60%	96%	34%	67%	60%	96%	34%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial

Highlights

GE Fixed Income Fund		CLASS A

	Years ended September 30	2003	2002	2001		2000	1999(c)

	Inception date	—	—	—		—	1/5/93

	Net asset value, beginning of period	$12.75	$12.41	$11.72		$11.76	$12.55

	Income (loss) from investment operations:

	Net investment income (b)	0.41	0.55	0.67		0.70	0.64

	Net realized and unrealized gains (losses) on investments	0.16	0.35	0.72		(0.03)	(0.79)

	Total income (loss) from investment operations	0.57	0.90	1.39		0.67	(0.15)

	Less distributions from:

	Net investment income	0.44	0.56	0.70		0.71	0.64

	Net realized gains	0.10	—	—		—	—

	Total distributions	0.54	0.56	0.70		0.71	0.64

	Net asset value, end of period	$12.78	$12.75	$12.41		$11.72	$11.76

	TOTAL RETURN (a)	4.58%	7.62%	12.12%		5.94%	(1.20)%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$167,091	$143,442	$129,413		$100,745	$92,217

	Ratios to average net assets:

	Net investment income*	3.20%	4.45%	5.54%		6.04%	5.27%

	Net expenses*	0.78%	0.80%	0.80%		0.80%	0.80%

	Gross expenses*	0.78%	0.82%	0.81%		0.80%	0.83%

	Portfolio turnover rate	381%	308%	270%		219%	246%

GE Government Securities Fund		CLASS A

	Years ended September 30	2003	2002	2001		2000	1999(c)

	Inception date	—	—	—		—	9/8/93

	Net asset value, beginning of period	$8.94	$8.54	$8.06		$8.14	$8.90

	Income (loss) from investment operations:

	Net investment income (b)	0.30	0.35	0.46		0.52	0.50

	Net realized and unrealized gains (losses) on investments	(0.04)	0.42	0.50		(0.02)	(0.68)

	Total income (loss) from investment operations	0.26	0.77	0.96		0.50	(0.18)

	Less distributions from:

	Net investment income	0.30	0.37	0.48	(g)	0.58	0.58

	Total distributions	0.30	0.37	0.48		0.58	0.58

	Net asset value, end of period	$8.90	$8.94	$8.54		$8.06	$8.14

	TOTAL RETURN (a)	2.95%	9.38%	12.16%		6.48%	(2.01)%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$194,705	$204,181	$174,496		$102,907	$42,723

	Ratios to average net assets:

	Net investment income*	3.36%	4.13%	5.59%		6.53%	5.89%

	Net expenses*	0.87%	0.85%	0.85%		0.85%	1.07%

	Gross expenses*	0.87%	0.85%	0.92%		0.99%	1.11%

	Portfolio turnover rate	151%	182%	189%		79%	101%

See Notes to Financial Highlights

CLASS B					CLASS C (level load)				CLASS Y (d)

2003	2002	2001	2000	1999	2003	2002	2001	2000	2003	2002	2001	2000	1999

—	—	—	—	12/22/93	—	—	—	9/30/99	—	—	—	—	11/29/93

$12.76	$12.41	$11.73	$11.77	$12.55	$12.76	$12.41	$11.73	$11.77	$12.75	$12.40	$11.71	$11.76	12.54

0.31	0.46	0.58	0.61	0.55	0.30	0.46	0.58	0.62	0.44	0.59	0.70	0.74	0.67

0.15	0.36	0.71	(0.03)	(0.78)	0.17	0.36	0.71	(0.04)	0.15	0.35	0.72	(0.05)	(0.78)

0.46	0.82	1.29	0.58	(0.23)	0.47	0.82	1.29	0.58	0.59	0.94	1.42	0.69	(0.11)

0.34	0.47	0.61	0.62	0.55	0.34	0.47	0.61	0.62	0.47	0.59	0.73	0.74	0.67

0.10	—	—	—	—	0.10	—	—	—	0.10	—	—	—	—

0.44	0.47	0.61	0.62	0.55	0.44	0.47	0.61	0.62	0.57	0.59	0.73	0.74	0.67

$12.78	$12.76	$12.41	$11.73	$11.77	$12.79	$12.76	$12.41	$11.73	$12.77	$12.75	$12.40	$11.71	$11.76

3.71%	6.73%	11.26%	5.15%	(1.85)%	3.78%	6.82%	11.28%	5.15%	4.75%	7.81%	12.49%	6.11%	(0.87)%

$3,555	$3,242	$2,501	$2,042	$2,854	$3,274	$1,712	$305	$298	$110,539	$86,653	$78,626	$59,259	$36,152

2.45%	3.72%	4.78%	5.24%	4.54%	2.36%	3.64%	4.82%	5.40%	3.45%	4.75%	5.77%	6.34%	5.51%

1.53%	1.55%	1.55%	1.55%	1.55%	1.52%	1.54%	1.55%	1.55%	0.53%	0.55%	0.55%	0.55%	0.55%

1.54%	1.57%	1.56%	1.55%	1.58%	1.53%	1.58%	1.56%	1.55%	0.53%	0.57%	0.56%	0.55%	0.58%

381%	308%	270%	219%	246%	381%	308%	270%	219%	381%	308%	270%	219%	246%

CLASS B						CLASS C (level load)

2003	2002	2001		2000	1999	2003	2002	2001		2000

—	—	—		—	4/22/87	—	—	—		9/30/99

$9.01	$8.61	$8.12		$8.20	$8.93	$9.04	$8.64	$8.14		$8.20

0.24	0.28	0.41		0.47	0.46	0.24	0.30	0.41		0.47

(0.04)	0.43	0.50		(0.03)	(0.67)	(0.05)	0.41	0.51		0.01

0.20	0.71	0.91		0.44	(0.21)	0.19	0.71	0.92		0.48

0.23	0.31	0.42	(g)	0.52	0.52	0.23	0.31	0.42	(g)	0.54

0.23	0.31	0.42		0.52	0.52	0.23	0.31	0.42		0.54

$8.98	$9.01	$8.61		$8.12	$8.20	$9.00	$9.04	$8.64		$8.14

2.31%	8.41%	11.52%		5.56%	(2.42)%	2.19%	8.38%	11.63%		6.08%

$8,366	$16,462	$58,838		$135,488	$269,409	$1,047	$1,142	$122		$10

2.68%	3.31%	4.90%		5.83%	5.34%	2.61%	3.40%	4.91%		5.95%

1.62%	1.60%	1.60%		1.60%	1.59%	1.62%	1.57%	1.60%		1.60%

1.62%	1.64%	1.70%		1.72%	1.63%	1.62%	1.57%	1.64%		1.71%

151%	182%	189%		79%	101%	151%	182%	189%		79%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial

Highlights

GE Short-Term Government Fund		CLASS A

	Years ended September 30	2003	2002	2001	2000		1999(c)

	Inception date	—	—	—	—		3/2/94

	Net asset value, beginning of period	$12.21	$12.17	$11.68	$11.71		$12.02

	Income (loss) from investment operations:

	Net investment income (b)	0.34	0.57	0.65	0.65		0.55

	Net realized and unrealized gains (losses) on investments	(0.09)	0.11	0.50	(0.01	)(e)	(0.25)

	Total income from investment operations	0.25	0.68	1.15	0.64		0.30

	Less distributions from:

	Net investment income	0.41	0.59	0.66	0.66		0.56

	Net realized gains	0.01	0.05	—	0.01		0.05

	Total distributions	0.42	0.64	0.66	0.67		0.61

	Net asset value, end of period	$12.04	$12.21	$12.17	$11.68		$11.71

	TOTAL RETURN (a)	2.06%	5.65%	10.10%	5.67%		2.52%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$64,054	$54,089	$27,798	$22,016		$23,106

	Ratios to average net assets:

	Net investment income*	2.82%	4.70%	5.50%	5.63%		4.70%

	Net expenses*	0.73%	0.70%	0.70%	0.68%		0.70%

	Gross expenses*	0.80%	0.78%	0.88%	0.74%		1.01%

	Portfolio turnover rate	110%	42%	79%	170%		118%

GE Tax-Exempt Fund		CLASS A

	Years ended September 30	2003	2002	2001	2000		1999(c)

	Inception Date	—	—	—	—		9/8/93

	Net asset value, beginning of period	$12.21	$11.75	$11.16	$11.14		$11.83

	Income (loss) from investment operations:

	Net investment income (b)	0.44	0.47	0.53	0.53		0.49

	Net realized and unrealized gains (losses) on investments	(0.02)	0.47	0.59	0.02		(0.69)

	Total income (loss) from investment operations	0.42	0.94	1.12	0.55		(0.20)

	Less distributions from:

	Net investment income	0.44	0.48	0.53	0.53		0.49

	Total distributions	0.44	0.48	0.53	0.53		0.49

	Net asset value, end of period	$12.19	$12.21	$11.75	$11.16		$11.14

	TOTAL RETURN (a)	3.54%	8.29%	10.27%	5.12%		(1.84)%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$41,541	$36,512	$26,304	$19,543		$22,228

	Ratios to average net assets:

	Net investment income*	3.59%	4.03%	4.62%	4.81%		4.28%

	Net expenses*	0.85%	0.85%	0.80%	0.85%		1.08%

	Gross expenses*	0.86%	0.86%	0.83%	0.99%		1.21%

	Portfolio turnover rate	30%	32%	12%	45%		48%

See Notes to Financial Highlights

CLASS B					CLASS C (level load)				CLASS Y (d)

2003	2002	2001	2000	1999	2003	2002	2001	2000	2003		2002	2001	2000	1999

—	—	—	—	3/2/94	—	—	—	9/30/99	—		—	—	—	3/2/94

$12.19	$12.16	$11.66	$11.70	$12.01	$12.19	$12.16	$11.66	$11.70	$12.17		$12.13	$11.67	$11.71	$12.01

0.27	0.50	0.56	0.57	0.48	0.24	0.48	0.52	0.56	0.40		0.59	0.75	0.74	0.58

(0.10)	0.10	0.52	(0.01)(e)	(0.26)	(0.09)	0.10	0.55	(0.02)(e)	(0.12)		0.12	0.40	(0.08)(e)	0.25

0.17	0.60	1.08	0.56	0.22	0.15	0.58	1.07	0.54	0.28		0.71	1.15	0.66	0.33

0.33	0.52	0.58	0.59	0.48	0.31	0.50	0.57	0.57	0.44		0.62	0.69	0.69	0.58

0.01	0.05	—	0.01	0.05	0.01	0.05	—	0.01	0.01		0.05	—	0.01	0.05

0.34	0.57	0.58	0.60	0.53	0.32	0.55	0.57	0.58	0.45		0.67	0.69	0.70	0.63

$12.02	$12.19	$12.16	$11.66	$11.70	$12.02	$12.19	$12.16	$11.66	$12.00		$12.17	$12.13	$11.67	$11.71

1.45%	4.94%	9.55%	4.95%	1.91%	1.29%	4.78%	9.38%	4.80%	2.32%		6.06%	10.11%	5.85%	2.87%

$5,206	$3,399	$972	$347	$641	$8,281	$3,762	$767	$121	$1,160		$3,272	$2,194	$49,358	$3,140

2.20%	4.11%	4.77%	4.94%	4.10%	1.99%	3.94%	4.41%	4.93%	3.33%		4.95%	6.36%	6.34%	4.91%

1.32%	1.30%	1.30%	1.28%	1.30%	1.47%	1.44%	1.45%	1.43%	0.47%		0.45%	0.42%	0.42%	0.45%

1.40%	1.41%	1.44%	1.35%	1.61%	1.55%	1.57%	1.62%	1.48%	0.52%		0.54%	0.44%	0.42%	0.76%

110%	42%	79%	170%	118%	110%	42%	79%	170%	110%		42%	79%	170%	118%

CLASS B					CLASS C (level load)				CLASS Y (d)

2003	2002	2001	2000	1999	2003	2002	2001	2000	2003		2002	2001	2000	1999

—	—	—	—	9/8/93	—	—	—	9/30/99	—		—	—	—	9/26/97

$12.21	$11.75	$11.16	$11.13	$11.83	$12.21	$11.75	$11.16	$11.13	$12.70		$12.22	$11.61	$11.58	$12.30

0.35	0.39	0.45	0.45	0.43	0.35	0.35	0.45	0.44	0.48		0.53	0.58	0.58	0.57

(0.03)	0.47	0.59	0.03	(0.70)	(0.03)	0.50	0.59	0.04	0.50	**	0.48	0.61	0.03	(0.72)

0.32	0.86	1.04	0.48	(0.27)	0.32	0.85	1.04	0.48	0.98		1.01	1.19	0.61	(0.15)

0.35	0.40	0.45	0.45	0.43	0.35	0.39	0.45	0.45	0.50	**	0.53	0.58	0.58	0.57

0.35	0.40	0.45	0.45	0.43	0.35	0.39	0.45	0.45	0.50		0.53	0.58	0.58	0.57

$12.18	$12.21	$11.75	$11.16	$11.13	$12.18	$12.21	$11.75	$11.16	$13.18		$12.70	$12.22	$11.61	$11.58

2.69%	7.49%	9.44%	4.43%	(2.34)%	2.77%	7.37%	9.44%	4.43%	7.88%	**	8.56%	10.50%	5.47%	(1.37)%

$3,779	$4,108	$4,739	$5,397	$7,269	$2,711	$3,364	$115	$105	$287		$30	$28	$25	$24

2.89%	3.31%	3.88%	4.07%	3.72%	2.90%	2.92%	3.88%	4.06%	3.70%		4.31%	4.88%	5.07%	4.72%

1.60%	1.59%	1.55%	1.60%	1.60%	1.60%	1.60%	1.55%	1.60%	0.62%		0.60%	0.55%	0.59%	0.59%

1.61%	1.60%	1.59%	1.74%	1.75%	1.60%	1.69%	1.59%	1.73%	0.63%		0.61%	0.58%	0.73%	0.74%

30%	32%	12%	45%	48%	30%	32%	12%	45%	30%		32%	12%	45%	48%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial

Highlights

GE Strategic Investment Fund		CLASS A

	Years ended September 30	2003	2002	2001	2000	1999(c)

	Inception date	—	—	—	—	1/5/93

	Net asset value, beginning of period	$19.30	$22.20	$26.86	$25.04	$24.15

	Income (loss) from investment operations:

	Net investment income (b)	0.31	0.43	0.58	0.64	0.55

	Net realized and unrealized gains (losses) on investments	2.99	(1.88)	(2.85)	2.69	2.98

	Total income (loss) from investment operations	3.30	(1.45)	(2.27)	3.33	3.53

	Less distributions from:

	Net investment income	0.41	0.54	0.64	0.50	0.56

	Net realized gains	—	0.91	1.75	1.01	2.08

	Total distributions	0.41	1.45	2.39	1.51	2.64

	Net asset value, end of period	$22.19	$19.30	$22.20	$26.86	$25.04

	TOTAL RETURN (a)	17.33%	(7.48)%	(9.31)%	13.78%	15.28%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$113,033	$96,111	$104,421	$128,847	$107,034

	Ratios to average net assets:

	Net investment income*	1.50%	1.97%	2.35%	2.44%	2.17%

	Net expenses*	0.84%	0.86%	0.86%	0.84%	0.87%

	Gross expenses*	0.84%	0.86%	0.86%	0.84%	0.87%

	Portfolio turnover rate	134%	115%	121%	103%	109%

See Notes to Financial Highlights

CLASS B					CLASS C (level load)				CLASS Y (d)

2003	2002	2001	2000	1999	2003	2002	2001	2000	2003	2002	2001	2000	1999

—	—	—	—	12/22/93	—	—	—	9/30/99	—	—	—	—	11/29/93

$18.69	$21.53	$26.13	$24.45	$23.65	$18.44	$21.31	$25.91	$24.45	$19.34	$22.25	$26.92	$25.10	$24.20

0.15	0.26	0.38	0.43	0.35	0.15	0.26	0.37	0.46	0.36	0.49	0.63	0.70	0.61

2.90	(1.84)	(2.77)	2.63	2.93	2.89	(1.84)	(2.71)	2.55	3.01	(1.90)	(2.85)	2.70	2.99

3.05	(1.58)	(2.39)	3.06	3.28	3.04	(1.58)	(2.34)	3.01	3.37	(1.41)	(2.22)	3.40	3.60

0.24	0.35	0.46	0.37	0.40	0.30	0.38	0.51	0.54	0.47	0.59	0.70	0.57	0.62

—	0.91	1.75	1.01	2.08	—	0.91	1.75	1.01	—	0.91	1.75	1.01	2.08

0.24	1.26	2.21	1.38	2.48	0.30	1.29	2.26	1.55	0.47	1.50	2.45	1.58	2.70

$21.50	$18.69	$21.53	$26.13	$24.45	$21.18	$18.44	$21.31	$25.91	$22.24	$19.34	$22.25	$26.92	$25.10

16.45%	(8.19)%	(10.00)%	12.94%	14.44%	16.62%	(8.21)%	(10.00)%	12.76%	17.65%	(7.27)%	(9.10)%	14.06%	15.56%

$17,297	$15,215	$19,353	$21,225	$16,372	$5,355	$2,904	$2,778	$2,271	$103,532	$78,294	$82,850	$70,334	$62,714

0.75%	1.20%	1.60%	1.69%	1.44%	0.74%	1.23%	1.59%	1.80%	1.75%	2.22%	2.59%	2.69%	2.41%

1.59%	1.61%	1.61%	1.59%	1.62%	1.58%	1.61%	1.61%	1.59%	0.59%	0.61%	0.62%	0.59%	0.62%

1.59%	1.61%	1.61%	1.59%	1.62%	1.58%	1.61%	1.61%	1.59%	0.59%	0.61%	0.62%	0.59%	0.62%

134%	115%	121%	103%	109%	134%	115%	121%	103%	134%	115%	121%	103%	109%

See Notes to Financial Highlights

GE Funds

Prospectus

Financial

Highlights

GE Money Market Fund

	Years ended September 30	2003		2002		2001	2000	1999

	Inception date	—		—		—	—	1/5/93

	Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

	Income from investment operations:

	Net investment income	0.01	(b)	0.02	(b)	0.05	0.06	0.05

	Total income from investment operations	0.01		0.02		0.05	0.06	0.05

	Less distributions from:

	Net investment income	0.01		0.02		0.05	0.06	0.05

	Total distributions	0.01		0.02		0.05	0.06	0.05

	Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

	TOTAL RETURN (a)	0.96%		1.68%		4.86%	5.81%	4.68%

	RATIOS/SUPPLEMENTAL DATA:

	Net assets, end of period (in thousands)	$269,533		$255,169		$278,435	$268,886	$196,155

	Ratios to average net assets:

	Net investment income*	0.94%		1.69%		4.75%	5.69%	4.58%

	Net expenses*	0.41%		0.45%		0.49%	0.50%	0.49%

	Gross expenses*	0.41%		0.45%		0.50%	0.50%	0.50%

Notes to Financial Highlights	(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.
(b)Net investment income per share is based on average shares outstanding during the period.
(c) Effective as of the close of business September 17, 1999, Class C shares of GE Funds were combined with Class A shares. The fiscal year ended September 30, 1999 and prior years’ per share information, total return, and ratios/supplemental data reflect the relevant information of the predecessor Class C shares for all Funds except for the GE Value Equity Fund, GE Government Securities Fund and GE Tax-Exempt
Fund where the relevant information for Class A shares were retained. Also see Note 8 of Notes to Financial Statements contained in the
Annual Report.
(d)Effective as of the close of business September 17, 1999, Class D shares were renamed Class Y shares.
(e)As a result of the timing of purchases and sales of Fund shares, per share amounts do not accord with aggregate amounts appearing in the
Statement of Operations.
(f) For the period April 28, 2000 (inception) through September 30, 2000.
(g)Certain reclassifications were made to the prior periods’ Financial Highlights of GE Government Securities Fund relating to distributions for presentation purposes only. These reclassifications had no effect on the net assets or net asset value per share.
(h)Less than $0.01 per share.
* Annualized for periods less than one year.
**The Fund recorded an accounting adjustment for $1,100 in 2003 which enhanced performance due to the small size of this share class.
Absent this adjustment, the performance for the Class Y Shares would have been 3.80%. The Fund’s net realized and unrealized gains
(losses) on investments and distributions from net investment income would have been (0.01) per share without this adjustment.

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GE Funds

Prospectus

If you wish to know more

You will find additional information about the GE Funds in the following documents:

Annual/Semi-Annual Reports to Shareholders: These reports detail the Funds’ actual investments as of the report date. Reports include performance numbers and a discussion of market conditions and investment strategies that significantly affected Fund performance during the Funds’ last fiscal year.

Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the prospectus).

You may visit the SEC’s Internet Website (http://www.sec.gov) to view the Annual/Semi-Annual Reports, the SAI and other information about the GE Funds. Also, you can obtain copies of this information, after paying a duplicating fee, by sending your request electronically to the following e-mail address: publicinfo@sec.gov, or writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

GE Funds

You may obtain a free copy of the SAI or the Funds’ annual/semi-annual report and make shareholder inquiries by contacting:

GE Investment Distributors, Inc.

P.O. Box 7900

3003 Summer Street

Stamford, CT 06904

Telephone 1-800-242-0134

Website http://www.gefn.com/mutualfunds

Investment Adviser	GE Asset Management Incorporated P.0. Box 7900 3003 Summer Street Stamford, CT 06904

Transfer Agent and Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02101

Distributor	GE Investment Distributors, Inc. Member NASD/SIPC

Investment Company Act file number: 811-7142

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2004

GE FUNDS

3003 Summer Street, Stamford, Connecticut 06905

For information, call (800) 242-0134

* GE U.S. Equity Fund	* GE International Fixed Income Fund
* GE Value Equity Fund	* GE Fixed Income Fund
* GE Small-Cap Growth Equity Fund	* GE Government Securities Fund
* GE Small-Cap Value Equity Fund	* GE Short-Term Government Fund
* GE Global Equity Fund	* GE Tax-Exempt Fund
* GE International Equity Fund	* GE Strategic Investment Fund
* GE Premier Growth Equity Fund	* GE Money Market Fund
* GE Premier Value Equity Fund

This Statement of Additional Information (“SAI”) supplements the information contained in the current Prospectus of GE Funds (the “Trust”) dated January 29, 2004 (the “Prospectus”), and should be read in conjunction with the Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust listed above (“Funds”) may be obtained without charge by calling the Trust at the telephone number listed above. The Trust’s financial statements for the fiscal year ended September 30, 2003 and the Auditor’s Report thereon are incorporated by reference to the Trust’s Annual Report. In addition, the annual report dated October 31, 1996 for certain Investor Trust Funds which are predecessor funds to the GE Value Equity Fund, GE Tax-Exempt Fund, and GE Government Securities Fund is incorporated herein by reference. Each of these Reports may be obtained without charge by calling the Trust at the telephone number listed above. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing to the Trust at P.O. Box 120065, Stamford, CT 06912-0065. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the investment objectives and principal investment strategies of the following diversified open-end Funds: GE U.S. Equity Fund (the “U.S. Equity Fund”), GE Value Equity Fund (the “Value Equity Fund”), GE Small-Cap Value Equity Fund (the “Small-Cap Value Fund”), GE Global Equity Fund (the “Global Fund”), GE International Equity Fund (the “International Fund”), GE Premier Growth Equity Fund (the “Premier Fund”), GE Premier Value Equity Fund (“Premier Value Fund”), GE Fixed Income Fund (the “Income Fund”), GE Government Securities Fund (the “Government Securities Fund”), GE Short-Term Government Fund (the “Short-Term Government Fund”), GE Tax-Exempt Fund (the “Tax-Exempt Fund”), GE Strategic Investment Fund (the “Strategic Investment Fund”) and GE Money Market Fund (the “Money Market Fund”). GE International Fixed Income Fund (the “International Income Fund”) and GE Small-Cap Growth Equity Fund (the “Small-Cap Growth Fund”), each an additional series of the Trust, are not currently offered by the Trust.

The principal investment objective or objectives of a Fund are fundamental and cannot be changed without the approval of a majority of the outstanding voting shares of benefical interest of the class related to that Fund. Certain investment restrictions also are fundamental and cannot be changed without shareholder approval. In contrast, certain other investment restrictions, as well as the investment policies, of each Fund are not fundamental and may be changed by the Trust’s board of trustees without shareholder approval.

There can be no assurance that any of the Funds will achieve their investment objective or objectives. Investors should not consider any one Fund alone to be a complete investment program. All of the Funds are subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the adviser (the “Investment Manager”) to make changes in the composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss is inherent in an investment in the shares of any of the Funds. The different types of securities, investments, and investment practices used by each Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument. In addition, the value of debt instruments generally rise and fall inversely with prevailing current interest rates. As described below, an investment in certain of the Funds entails special additional risks as a result of their ability to invest a substantial portion of their assets in either foreign investments.

U.S. Equity Fund. The investment objective of the U.S. Equity Fund is long-term growth of capital, which objective the Fund seeks to achieve by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of issuers that are tied economically to the U.S., measured at the time of investment.

Value Equity Fund. The investment objective of the Value Equity Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of large capitalization companies that GE Asset Management Incorporated (“GEAM”), the Fund’s Investment Adviser, considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers.

Small-Cap Value Fund. The investment objective of the Small-Cap Value Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of small-capitalization companies, measured at the time of investment. The Fund may invest in companies that the portfolio manager believes are undervalued by the market but have solid growth prospects and that are traded on U.S. securities exchanges or in the U.S. over-the-counter market. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000 Index.

Global Fund. The investment objective of the Global Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in a portfolio of securities issued by companies located in developed and developing countries throughout the world. Although the Fund is subject to no prescribed limits on geographic asset distribution, under normal circumstances at least 65% of the Fund’s assets are invested in the aggregate in no fewer than three different countries.

International Fund. The investment objective of the International Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in securities of companies and governments located in developed and developing countries outside the United States. The Fund intends to position itself broadly among countries and, under normal circumstances, at least 65% of the Fund’s total assets will be invested in securities of issuers collectively in no fewer than three different countries other than the United States. The International Fund, under normal market conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by companies believed by GEAM to have a potential for superior growth in sales and earnings.

Premier Fund. The investment objective of the Premier Fund is long-term growth of capital and future income rather than current income. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in large and medium-sized companies that have above-average growth histories and/or growth potential.

Premier Value Fund. The investment objective of the Premier Value Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, measured at the time of investment. The Fund may invest in companies that GEAM, the Fund’s investment adviser, considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers.

Income Fund. The investment objective of the Income Fund is maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Fund’s portfolio securities may occur but is not an objective of the Fund. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a variety of fixed-income securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. This percentage limitation is measured at the time of investment. The Fund normally has a weighted average maturity of approximately five to ten years.

Government Securities Fund. The investment objective of the Government Securities Fund is a high level of current income consistent with safety of principal. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in Government Securities, measured at the time of investment.

Short-Term Government Fund. The investment objective of the Short-Term Government Fund is to seek a high level of income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in Government Securities, measured at the time of investment. The Fund may invest in repurchase agreements secured by Government Securities.

Tax-Exempt Fund. The investment objective of the Tax-Exempt Fund is to seek as high a level of income exempt from Federal income taxation as is consistent with preservation of capital. The Tax-Exempt Fund operates subject to a fundamental investment policy providing that it will invest its assets so that, during any fiscal year, at least 80% of the income generated by the Fund is exempt from regular Federal income taxes and the Federal alternative minimum tax. This percentage limitation is measured at the time of investment. Under normal market conditions, the Fund may hold up to 10% of its total assets in cash or money market instruments, including taxable money market instruments.

Strategic Investment Fund. The investment objective of the Strategic Investment Fund is maximum total return. The Fund seeks to achieve this objective by investing following an asset allocation strategy that provides diversification across a range of asset classes and contemplates shifts among them from time to time.

GEAM has broad latitude in selecting the classes of investments to which the Strategic Investment Fund’s assets are committed. Although the Fund has the authority to invest solely in equity securities, solely in debt securities, solely in money market instruments or in any combination of these classes of investments, GEAM anticipates that at most times the Fund will be invested in a combination of equity and debt instruments.

Money Market Fund. The investment objective of the Money Market Fund is a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the following U.S. dollar denominated, short-term money market instruments: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Government Securities”); (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with floating or variable rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and (vii) repurchase agreements. This percentage limitation is measured at the time of investment.

* * * * *

Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies is provided below. Unless otherwise indicated, all Funds are permitted to engage in the following investment strategies and techniques. The Funds are not obligated to pursue the following strategies or techniques and do not represent that these strategies or techniques are available now or will be available at any time in the future. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

The following tables summarize the investment techniques that may be employed by a Fund. Certain techniques and limitations may be changed at the discretion of GEAM. Percentage figures refer to the percentage of a Fund’s assets that may be invested in accordance with the indicated technique.

	Borrowing	Repurchase Agreements	Reverse Repurchase Agreements	Restricted and Illiquid Securities	Structured and Indexed Securities	Purchasing and Writing Securities Options	Purchasing and Writing Securities Index Options
U.S. Equity Fund	33.33%	Yes	No	Yes	No	Yes	Yes

Value Equity Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes

Small-Cap Value Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes

Global Fund	33.33%	Yes	No	Yes	No	Yes	Yes

International Fund	33.33%	Yes	No	Yes	No	Yes	Yes

Premier Fund	33.33%	Yes	No	Yes	No	Yes	Yes

Premier Value Fund	33.33%	Yes	Yes	Yes	No	Yes	Yes

Income Fund	33.33%	Yes	No	Yes	Yes	Yes	Yes

Government Securities Fund	33.33%	Yes	Yes	Yes	Yes	Yes	Yes

Short-Term Government Fund	33.33%	Yes	No	Yes	Yes	Yes	Yes

Tax-Exempt Fund	10%	Yes	Yes	Yes	No	Yes	Yes

Strategic Investment Fund	33.33%	Yes	No	Yes	Yes	Yes	Yes

Money Market Fund	33.33%	Yes	Yes	No	No	No	No

	Futures and Options on Futures	Forward Currency Transactions	Options on Foreign Currencies	Maximum Investment in Debt Securities	Maximum Investment in Below- Investment Grade Debt Securities	Maximum Investment in Foreign Securities	When- Issued and Delayed Delivery Securities
U.S. Equity Fund	Yes	Yes	Yes	20%	5%	15%*	Yes

Value Equity Fund	Yes	Yes	Yes	20%	5%	25%*	Yes

Small-Cap Value Fund	No	No	No	20%	10%	10%*	Yes

Global Fund	Yes	Yes	Yes	20%	5%	100%	Yes

International Fund	Yes	Yes	Yes	20%	5%	100%	Yes

Premier Fund	Yes	Yes	No	20%	5%	25%*	Yes

Premier Value Fund	Yes	Yes	Yes	20%	5%	25%*	Yes

Income Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	35%*	Yes

Government Securities Fund	Yes	Yes	Yes	100% (maximum of 10% in BBB by S&P or Baa by Moody’s or equivalent; maximum of 25% in A or lower by S&P, Moody’s or equivalent)	None	35%*	Yes

Short-Term Government Fund	Yes	Yes	Yes	100%	None	35%*	Yes

Tax-Exempt Fund	Yes	No	No	100% (maximum of 10% in BBB by S&P or Baa by Moody’s or equivalent)	5% in debt downgraded below investment grade subsequent to purchase	None	Yes

Strategic Investment Fund	Yes	Yes	Yes	100% (maximum of 25% in BBB by S&P or Baa by Moody’s or equivalent)	10% in BB or B by S&P or Ba or B by Moody’s or equivalent	30%*	Yes

Money Market Fund	No	No	No	100%	None	25%*	Yes

*	This limitation excludes ADRs, and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq Small-Cap Market.

	Lending Portfolio Securities	Rule 144A Securities	Debt Obligations of Supranational Agencies	Depositary Receipts	Securities of Other Investment Funds	Municipal Leases	Floating and Variable Rate Instruments	Participation Interests in Municipal Obligations
U.S. Equity Fund	Yes	Yes	Yes	Yes	No	No	No*	No

Value Equity Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Small-Cap Value Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Global Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

International Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Premier Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Premier Value Fund	Yes	Yes	Yes	Yes	Yes	No	No*	No

Income Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No

Government Securities Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No

Short-Term Government Fund	Yes	Yes	Yes	Yes	Yes	No	Yes	No

Tax-Exempt Fund	Yes	Yes	Yes	No	Yes	Yes	Yes	Yes

Strategic Investment Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes

Money Market Fund	Yes	Yes	Yes	No	No	No	Yes	No

*	Excludes commercial paper and notes with variable and floating rates of interest.

	Zero Coupon Obligations	Municipal Obligations Components	Custodial Receipts on Municipal Obligations	Mortgage Related Securities including CMOs	Government Stripped Mortgage Related Securities	Asset- Backed Securities and Receivable - Backed Securities	Mortgage Dollar Rolls	Short Sales Against the Box
U.S. Equity Fund	Yes	No	No	Yes	No	No	No	No

Value Equity Fund	No	No	No	Yes	No	No	No	Yes

Small-Cap Value Fund	No	No	No	Yes	No	No	No	Yes

Global Fund	No	No	No	Yes	No	No	No	Yes

International Fund	No	No	No	Yes	No	No	No	Yes

Premier Fund	No	No	No	Yes	No	No	No	No

Premier Value Fund	No	No	No	Yes	No	No	No	Yes

Income Fund	Yes	No	No	Yes	Yes	Yes	Yes	No

Government Securities Fund	Yes	No	No	Yes	Yes	Yes	Yes	Yes

Short-Term Government Fund	Yes	No	No	Yes	Yes	Yes	Yes	No

Tax-Exempt Fund	Yes	Yes	Yes	Yes	No	No	No	Yes

Strategic Investment Fund	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No

Money Market Fund	No	No	No	Yes	No	Yes	No	No

Money Market Fund Investments. The Money Market Fund limits its portfolio investments to securities that the Trust’s Board of Trustees determines present minimal credit risk and that are “Eligible Securities” at the time of acquisition by the Fund. “Eligible Securities” means securities rated by the requisite nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (i) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (ii) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, five organizations are NRSROs: Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Service, Inc., and Dominion Bank Ratings Service Limited. A discussion of the ratings categories is contained in the appendix to this SAI. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities (collectively, “Second Tier Securities”), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund’s total assets in the securities of a single issuer for a period of up to three business days, so long as (i) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (ii) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEAM in accordance with procedures established by the Board of Trustees. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. Up to 25% of the Fund’s total assets may be invested in foreign debt securities, excluding, for purposes of this limitation, ADRs, and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Fund are valued on the basis of amortized cost, as described below under “Net Asset Value.” The Fund also may hold liquid Rule 144A Securities (see “Restricted and Other Illiquid Securities”).

Money Market Instruments. The types of money market instruments in which each Fund, other than the Money Market Fund, may invest directly or indirectly through its investment in the GEI Short-Term Investment Fund (the “Investment Fund”), described below, are as follows: (i) Government Securities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.

Each Fund, other than the Money Market Fund, may also invest in the Investment Fund, an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by GEAM. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEAM. No advisory fee is charged by GEAM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. Each Fund, other than the Money Market Fund, may invest up to 25% (5% in the case of the Tax-Exempt Fund) of its assets in the Investment Fund.

Each of the Funds may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Investment Manager1 determines that the instrumentality’s credit risk does not make its securities unsuitable for investment by the Fund.

[1]	As used in this SAI, the term “Investment Manager” shall refer to GEAM, the Funds’ investment adviser and administrator and Palisade Capital Management, L.L.C., sub-adviser to the Small-Cap Value Fund.

Each Fund, other than the Money Market Fund, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by S&P or Prime-2 by Moody’s Investor’s Services (“Moody’s”) or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody’s and S&P is contained in the Appendix. At no time will the investments of a Fund, other than the Tax-Exempt Fund and the Money Market Fund, in bank obligations, including time deposits, exceed 25% of the value of the Fund’s assets.

Temporary Defensive Positions. During periods when the Investment Manager believes there are unstable market, economic, political or currency conditions domestically or abroad, the Investment Manager may assume, on behalf of a Fund , a temporary defensive posture and (i) without limitation hold cash and/or invest in money market instruments, or (ii) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by the Investment Manager to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective. For temporary defensive purposes, the Premier Growth Fund may invest in fixed income securities without limitation.

Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (“FDIC”). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

Debt Instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

Ratings as Investment Criteria. The ratings of NRSROs such as S&P or Moody’s represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Investment Manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the Investment Manager also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, the Investment Manager will consider the event in its determination of whether the Fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, consistent with achieving an orderly disposition of the security, unless the Board determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO’s ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody’s are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

Below Investment-Grade Debt Securities. Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as “junk bonds”). Below investment-grade and comparable unrated securities (collectively referred to as “below investment-grade” securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

The market values of certain below investment-grade securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, below investment-grade securities generally present a higher degree of credit risk. Issuers of below investment-grade securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because below investment-grade securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for below investment-grade securities may diminish the Trust’s ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund’s net asset value.

Repurchase Agreements and Reverse Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by the Investment Manager to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Investment Manager also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements. Income derived by the Tax-Exempt Fund when engaging in a repurchase agreement is not exempt from Federal income taxation.

Certain Funds may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund’s securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund’s obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust’s custodian or a designated sub-custodian.

A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will, in particular, be subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Restricted and Other Illiquid Securities. Each Fund, other than the Money Market Fund, may invest up to 10% of its assets in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, each Fund, other than the Money Market Fund, may invest up to 15% (10% in the case of the Tax-Exempt Fund) of its assets in “illiquid securities”; the Money Market Fund may not, under any circumstance, invest in illiquid securities. Illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities that are held by a Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that the Investment Manager has determined are not liquid under guidelines established by the Board.

Restricted securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund’s investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Investment Manager deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Rule 144A Securities. Each of the Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Fund’s limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Fund’s purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors the Investment Manager’s implementation of the standards and procedures.

When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund’s when-issued or delayed-delivery purchase commitments will be segregated with the Trust’s custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed- delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund’s net asset value.

When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Funds’ incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund’s net assets. The Money Market Fund may not invest in any form of warrants. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

Smaller Capitalization Companies. Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.

Foreign Securities. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

Depositary Receipts. Certain Funds may invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

Currency Exchange Rates. A Fund’s share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund’s portfolio investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Developing Countries. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Lending Portfolio Securities. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% (5% in the case of the Tax-Exempt Fund) of a Fund’s assets taken at value. The Fund’s loans of securities will be collateralized by cash, letters of credit or Government Securities. The Funds will retain the right to all interest and dividends payable with respect to the loaned securities. If a Fund lends its portfolio securities it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. Cash or instruments collateralizing a Fund’s loans of securities are segregated and maintained at all times with the Trust’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially, and the possible loss in market value of the collateral. Income derived by the Tax-Exempt Fund on any loan of its portfolio securities will not be exempt from Federal income taxation.

If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive a reasonable fee on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value of the loaned securities; and (v) the Fund may pay only reasonable custodian fees in connection with the loan. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the Fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “DIVIDENDS, DISTRIBUTIONS AND TAXES – Taxation of U.S. Shareholders” below). When securities are loaned, voting rights typically are passed to the borrower. However, if a member of the proxy committee determines that a proxy vote is materially important to the shareholders of the Trust and where it is feasible to recall the securities on a timely basis, GEAM may use its reasonable efforts to recall the loaned securities. GEAM disclaims any responsibility for its inability to vote on proposals where, despite its reasonable efforts, it could not successfully recall the loaned securities before the record date and/or the deadline for voting, as applicable. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a “finder.”

Securities of Other Investment Companies. Certain Funds may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. Currently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. Investments by a Fund (other than the Money Market Fund) in the Investment Fund are not considered an investment in another investment company for purposes of this restriction. To the extent a Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

Purchasing Put and Call Options on Securities. Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund’s net assets.

Covered Option Writing. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as “premiums”) for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the Trust’s custodian or with a designated sub-custodian. A put option will be deemed covered (i) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust’s custodian or with a designated sub-custodian, or (ii) if the Fund continues to own an equivalent number of puts of the same “series” (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust’s custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written.

A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder’s exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. The Investment Manager expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and the NASD, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio’s position being offset by a loss on the hedge position.

A Fund will engage in hedging transactions only when deemed advisable by the Investment Manager. Successful use by a Fund of options will depend on the Investment Manager’s ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Securities Index Options. In seeking to hedge all or a portion of its investments, each Fund, other than the Money Market Fund, may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund’s portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index option written by a Fund will be deemed covered in any manner permitted under the 1940 Act or the rules and regulations thereunder or any other method determined by the SEC to be permissible.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the Investment Manager’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Investment Manager desires that a Fund engage in such a transaction.

Over-the-Counter (“OTC”) Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from which it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer that issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers that will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

Futures and Options on Futures. Certain Funds may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the CFTC or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. In connection with the management of the Funds, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Funds are no longer restricted in their ability to enter into futures transactions and options thereon under CFTC regulations. The Funds, however, continue to have policies with respect to futures and options thereon as set forth herein. The current view of the staff of the SEC is that a Fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the Trust’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount will be segregated with the Trust’s custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Furthermore, because any income earned from transactions in futures contracts and related options will be taxable, the Investment Manager of the Tax-Exempt Fund anticipates that the Fund will invest in these instruments only in unusual circumstances, such as when the Investment Manager anticipates a significant change in interest rates or market conditions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund’s performance.

Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered and no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

Forward Currency Transactions. Certain Funds may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund’s securities are or may be denominated. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. No Fund will enter into forward currency transactions for speculative purposes. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. To assure that a Fund’s forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust’s custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to the contracts.

Upon maturity of a forward currency contract, a Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund’s paying or receiving the difference between the exchange rate fixed in the contract and the then, current exchange rate. The Trust may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by the Investment Manager. A Fund’s exposure with respect to forward currency contracts is limited to the amount of the Fund’s aggregate investments in instruments denominated in foreign currencies.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund’s ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the Investment Manager’s special skills and experience with respect to those instruments and will usually depend upon the Investment Manager’s ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

The ability to dispose of a Fund’s positions in forward currency contracts depends on the availability of active markets in those instruments, and the Investment Manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

Options on Foreign Currencies. Certain Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by a Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the OTC market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund’s position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges that are not regulated by either the SEC or the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Interest Rate Swaps and Currency Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap positions entered into for hedging purposes. The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if swaps were not used.

Structured and Indexed Securities. Certain Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators (“reference instruments”). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security’s issuer, the Funds will bear the market risk of the reference instrument.

Mortgage Related Securities. Certain Funds may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government sponsored corporations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHMLC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHMLC is a stockholder-owned corporation chartered by Congress, which is subject to general regulation by the Secretary of Housing and Urban Development. Participation certificates representing interests in mortgages from FHMLC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHMLC.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Investment Manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities in these Funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of these Funds. Because prepayments of principal generally occur when interest rates are declining, a Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund’s yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Adjustable rate mortgage related securities (“ARMs”) have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. None of these Funds, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or “caps”) for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds’ net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag behind changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

Collateralized mortgage related securities (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which these Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Investment Manager, each of these Funds limits its investments in these securities, together with other illiquid instruments, to not more than 15% (10% in the case of the Tax-Exempt Fund) of the value of its net assets.

Supranational Agencies. Each Fund may invest up to 10% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is a twelve-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.

Municipal Obligations. The term “Municipal Obligations” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for regular Federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for regular Federal income tax purposes in the opinion of bond counsel to the issuer.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the Investment Manager will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel.

Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of Municipal Obligations also may be affected by changes in the credit rating or financial condition of the issuing entities.

Tax legislation may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Trust nor the Investment Manager can predict with certainty the effect of tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Trust nor the Investment Manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Trust monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of Municipal Obligations for investment by the Tax-Exempt Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable for Federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and decrease as the Auction Component’s rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Municipal Leases. Municipal leases are Municipal Obligations that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from regular Federal income taxes. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality’s agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with Municipal Obligations. These obligations frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other Municipal Obligations. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

Municipal leases held by a Fund will be considered illiquid securities unless the Board determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the Investment Manager to be of high quality and minimal credit risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the Investment Manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

Municipal leases that a Fund may acquire will be both rated and unrated. Rated leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the Investment Manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

To limit the risks associated with municipal leases, a Fund will invest no more than 5% of its total assets in those leases. In addition, a Fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

The Tax-Exempt Fund intends to invest in Municipal Obligations of a broad range of issuers, consistent with prudent regional diversification. Investors in most states will generally be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Certain Funds may purchase floating and variable rate demand bonds and notes, which are debt securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by the Investment Manager for the purchase of debt securities. The Investment Manager considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund’s portfolio.

Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon obligations generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon obligations prior to their maturity or disposition, it will be required for Federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

The Tax-Exempt Fund, Short-Term Government Fund and Strategic Investment Fund may each invest up to 10% of its assets in zero coupon obligations. Zero coupon obligations are generally divided into two categories: “Pure Zero Obligations,” which are those that pay no interest for their entire life, and “Zero/Fixed Obligations,” which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation’s having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the life or payment deferral period of the obligation.

Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Government Stripped Mortgage Related Securities. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHMLC. These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only” or “PO”) or interest distributions (“interest-only” or “IO”) on mortgage related certificates issued by GNMA, FNMA or FHMLC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Investment Manager believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to prepayment on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO government stripped mortgage related securities and increasing the yield to maturity on PO government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds’ not fully recovering their initial investment in an IO government stripped mortgage related security. The sensitivity of an IO security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade of a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board, the Trust treats government stripped mortgage related securities as illiquid and will limit each of these Funds’ investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including “Certificates for Automobile Receivables” (“CARsSM”) and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor’s return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, these Funds may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, depreciation, damage or loss of a vehicle, the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with each of these Funds’ investment objective and policies and subject to the review and approval of the Board, these Funds may also invest in other types of asset-backed and receivable-backed securities.

Mortgage Dollar Rolls. Certain Funds may, with respect to up to 33 1/3% of their total assets, enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any proceeds received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Manager’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

Short Sales Against the Box. Certain Funds may sell securities “short against the box.” Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

WEBS and Other Index-Related Securities. Certain Funds may invest in exchange-traded funds, which are baskets of securities designed to generally track an index or a foreign market, such as iShares or Standard & Poor’s Depositary Receipts (“SPDRs”). These securities are considered to be investment companies for purposes of the Funds’ investment limitations.

INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

All Funds except the Tax-Exempt Fund:

The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies of all the Funds, except the Tax-Exempt Fund. Investment restrictions 11 through 18 are not fundamental policies and may be changed by a vote of the Board at any time.

1. No Fund may borrow money, except that the Small-Cap Growth Fund, Small-Cap Value Fund, Value Equity Fund, Government Securities Fund, Money Market Fund, and Premier Value Fund may enter into reverse repurchase agreements, and except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund’s total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.

2. No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund’s assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

3. No Fund, other than the International Income Fund, may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund’s total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of each Fund, other than the Money Market Fund, may be invested without regard to this limitation, and (b) the Money Market Fund may invest more than 5% of its total assets in the securities of an issuer to the extent permitted by Rule 2a-7 under the 1940 Act. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

4. No Fund, other than the International Income Fund, may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund’s investments in Government Securities and (b) up to 25% of the value of the assets of a Fund, other than the Money Market Fund, may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

5. No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supranational organizations. In addition, securities held by the Money Market Fund that are issued by domestic banks are excluded from this restriction. However, each foreign country’s banks are regarded as a separate industry.

6. No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “1933 Act”).

7. No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer’s obligations, in the event of a default by that issuer.

8. No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

9. No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

10. No Fund may invest in commodities, except that each Fund (other than the Money Market Fund) may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forwards, futures and options contracts) as described in this SAI and in the Prospectus.

11. No Fund may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that (a) each Fund, other than the Money Market Fund, may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts and (b) the Money Market Fund may acquire “puts” and “unconditional puts” as defined in Rule 2a-7 under the 1940 Act.

12. No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

13. No Fund may invest in companies for the purpose of exercising control or management.

14. No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value. The Money Market Fund may not invest in any form of warrants.

15. No Fund may purchase illiquid securities if more than 15% of the total assets of the Fund would be invested in illiquid securities; the Money Market Fund will not purchase illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

16. No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”), that have been determined to be liquid by the Board based upon the trading markets for the securities.

17. No Fund may issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

18. Each of the Funds, with the exception of the Strategic Investment Fund, invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the types of investments implied by its name. Each of the Funds will provide shareholders at least 60 days’ prior notice before changing this non-fundamental policy.

The Tax-Exempt Fund:

Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies of the Tax-Exempt Fund. Investment restrictions 11 through 16 are not fundamental policies and may be changed by a vote of the Board at any time. The Tax-Exempt Fund may not:

1. Purchase more than 10% of any class of securities of any one issuer (except Government Securities and securities fully collateralized by Government Securities).

2. Invest more than 5% of its total assets in the securities of any one issuer (except for Government Securities and securities fully collateralized by Government Securities, and options thereon).

3. Issue senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act or as permitted by an SEC exemptive order.

4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Tax-Exempt Fund’s current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

5. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Tax-Exempt Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interest in real estate securing an issuer’s obligations, in the event of a default by that issuer.

6. Invest in commodities, except that the Tax-Exempt Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.

7. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5% of the Tax-Exempt Fund’s net assets), the entry into repurchase agreements (not more than one-third of the current market value of the Tax-Exempt Fund’s total assets shall constitute secured “loans” by the Tax-Exempt Fund under repurchase agreements), trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and investing in variable rate demand notes.

8. Invest more than 25% of the value of the Tax-Exempt Fund’s total assets in securities of issuers in any one industry, except securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government, and (b) all supranational organizations.

9. Underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Tax-Exempt Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Tax-Exempt Fund may acquire securities under circumstances in which, if the securities were sold, the Tax-Exempt Fund might be deemed to be an underwriter for purposes of the 1933 Act.

10. Invest its assets so that, during any fiscal year, least than 80% of the income generated by the Fund is exempt from regular Federal income taxes and the Federal alternative income tax.

11. Invest in the securities of an issuer for the purpose of exercising control or management, but the Tax-Exempt Fund may do so where it is deemed advisable to protect or enhance the value of an existing investment.

12. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of the Tax-Exempt Fund’s assets or as part of a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

13. Purchase restricted securities if more than 10% of the total assets of the Tax-Exempt Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding, for purposes of this restriction, repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, futures contracts and options thereon, and Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities.

14. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

15. Make short sales of securities, unless the Tax-Exempt Fund owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

16. Purchase any security while borrowings representing more than 5% of the Tax-Exempt Fund’s net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

Notes to Investment Restrictions

With respect to investment restriction No. 12 (No. 11 in the case of the Tax-Exempt Fund), investments by the Funds (other than the Money Market Fund) in the Investment Fund is not considered an investment in another investment company for purposes of this restriction.

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of investment restriction No. 5 (No. 8 in the case of the Tax-Exempt Fund), the Trust may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

PORTFOLIO TRANSACTIONS AND TURNOVER

Decisions to buy and sell securities for each Fund are made by the Investment Manager, subject to review by the Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions are fixed and may be higher than for securities traded on U.S. exchanges. Generally, no stated commissions are applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The following table shows the total amount of brokerage commissions paid by certain Funds over the past three fiscal years. Variations in the amount of brokerage commissions paid by a Fund from year to year may result from changing asset levels, market conditions or changes in the Investment Manager’s outlook.

Fund	Year ended September 30, 2003	Year ended September 30, 2002	Year ended September 30, 2001
U.S. Equity Fund	$517,990	$668,087	$938,843

Premier Fund	$338,538	$181,267	$155,865

Value Equity Fund	$61,759	$86,097	$134,793

Small-Cap Value Fund	$656,901	$525,309	$460,418

Global Fund	$65,171	$70,421	$112,344

International Fund	$110,820	$107,539	$154,281

Strategic Investment Fund	$143,760	$111,808	$139,856

Premier Value Fund	$29,108	$23,385	$35,267

In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Investment Manager seeks the most favorable terms available under the circumstances (“best execution”). In assessing the overall terms available to ensure best execution for any transaction, the Investment Manager considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In addition, the investment advisory agreement between the Trust and GEAM relating to each Fund authorizes the Investment Manager, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Investment Manager or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund’s receiving brokerage and research services. Such services include analyses and reports regarding issuers, industries, economic trends, portfolio strategy, and may effect securities transactions and perform certain functions related thereto. In addition, such services may include advice concerning the advisability of investing in, purchasing or selling securities and the availability of particular securities or buyers or sellers of securities. The research services received from broker-dealers that execute transactions on behalf of a Fund may be useful to the Investment Manager in servicing that Fund as well as all of the Investment Manager’s accounts and not all of these services may be used in connection with the particular Fund or Funds generating the commissions. Consistent with limits established by the Federal securities laws, a Fund may pay a broker-dealer commissions for agency transactions that exceed the amount of commissions charged by other broker-dealers in recognition of their research and brokerage services. In addition, subject to the overall policy of best execution, the Investment Manager may consider sales of Fund shares in selecting brokers or dealers to execute securities transactions on behalf of a Fund.

The following table shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2003. Funds that are not listed paid no brokerage commissions to firms that provided such services.

Fund	Commissions Paid to Firms for Brokerage and Research Services	Total Amount of Transactions for Brokerage and Research Services
U.S. Equity Fund	$88,089	$58,865,732

Premier Fund	$34,019	$17,452,568

Value Equity Fund	$11,121	$7,075,052

Small-Cap Value Fund	$21,209	$5,717,858

Global Fund	$7,878	$4,425,816

International Fund	$13,798	$7,392,114

Strategic Investment Fund	$21,758	$13,912,565

Premier Value Fund	$6,932	$4,413,356

The Board periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or the Investment Manager is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC.

The Investment Manager may select broker-dealers that are affiliated with the Trust or the Investment Manager. All brokerage commissions paid to affiliates will be fair and reasonable. The Board has determined that, to the extent consistent with applicable provisions of the 1940 Act and rules thereunder and procedures adopted by the Board, transactions for a Fund may be executed through the Distributor, if, in the judgment of the Investment Manager, the use of the Distributor is likely to result in price and execution at least as favorable to the Fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the Distributor charges the Fund a fair and reasonable rate consistent with that payable by the Fund to other broker-dealers on comparable transactions. Under rules adopted by the SEC, the Distributor generally may not execute transactions for a Fund on the floor of any national securities exchange, but may effect transactions by transmitting orders for execution providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with the Distributor. The Distributor will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation that it receives from a Fund.

The Funds, other than Small-Cap Value Fund, did not pay any brokerage commissions to affiliated brokers during the previous three fiscal years. With respect to the Small-Cap Value Fund, brokerage commission payments were made to Palisade Capital Securities, L.L.C., an affiliate of the Small-Cap Value Funds’ sub-adviser, for the fiscal years ended September 30, 2003, 2002 and 2001, in the amount of $, 269,417, $ 230,204 and $124,707, respectively. In addition, for the 2003 fiscal year, Small-Cap Value Fund paid 41.13% of its brokerage commissions to Palisade Capital Securities and Palisade executed 41.65% of the total dollar amount of the Fund’s transactions involving the payment of commissions.

Certain of the Fund’s investment strategies may result in a Fund having a high portfolio turnover rate. Higher portfolio turnover may cause a Fund to experience increased transaction costs, brokerage expenses and other acquisition costs, and shareholders to incur increased taxes on their investment in a Fund. The Investment Manager does not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund’s investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the Investment Manager’s outlook. The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund’s paying higher brokerage commissions. The following table provides the portfolio turnover rates for each Fund for the fiscal periods ended September 30, 2003 and September 30, 2002.

Fund	Portfolio Turnover for Period Ended 9/30/03	Portfolio Turnover for Period Ended 9/30/02
U.S. Equity Fund	26%	41%
Premier Fund	17%	19%
Value Equity Fund	29%	39%
Small-Cap Value Fund	122%	138%
Global Fund	64%	51%
International Fund	68%	53%
Income Fund	381%	308%
Government Securities Fund	151%	182%
Short-Term Government Fund	110%	42%
Tax-Exempt Fund	30%	32%
Strategic Investment Fund	134%	115%
Money Market Fund	N/A	N/A
Premier Value Fund	67%	60%

MANAGEMENT OF THE TRUST

Trustees and Officers

The Board of Trustees oversees the business affairs of the Trust. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds’ investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEAM.

The name, address, positions held, principal occupation during the past five years, number of portfolios in fund complex overseen and other directorships held by each Trustee and executive officer who is an “interested person” (as defined in the 1940 Act) and each non-interested Trustee are shown below. The business address of each Trustee and executive officer who is an “interested person” is 3003 Summer Street, Stamford, Connecticut 06905.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael J. Cosgrove 54	Chairman of the Board and President	Until successor is elected and qualified – 10 years	President, GE Asset Management Services division (“GEAMS”) of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company (“GE”), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988	51	Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.) since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., GE Financial Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.

Alan M. Lewis 57	Trustee and Executive Vice President	Until successor is elected and qualified – 10 years	Executive Vice President, General Counsel and Secretary of GEAM since 1987	51	Trustee and Executive Vice President of GE Institutional Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert Herlihy 36	Treasurer	Until successor is elected and qualified – 2 years	Manager of Fund Administration at GEAM since March 2002; from August 1999 to March 2002, Mr. Herlihy was a manager in the Investment Company Services Group of PricewaterhouseCoopers LLP; from September 1998 to August 1999, a supervisor in the Investment Company Group at McGladrey & Pullen LLP; from June 1996 to September 1998, a manager of Audit Services at Condon O’Meara & Donnelly LLP; Treasurer of GE Institutional Funds, GE LifeStyle Funds, GE Investments Funds, Inc. since 2002; Assistant Treasurer of Elfun Funds and GE Savings & Security Funds since June 2002.	N/A	N/A

Matthew J. Simpson 42	Vice President & Secretary	Until successor is elected and qualified – 10 years	Senior Vice President and General Counsel – Asset Management Services at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997 and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.	N/A	N/A

Jeanne M. LaPorta 38	Vice President & Assistant Secretary	Until successor is elected and qualified – less than one year	Vice President and Associate General Counsel – Asset Management Services at GEAM since May 1997, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.	N/A	N/A

NON-INTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John R. Costantino c/o GEAM 3003 Summer St. Stamford, CT 06905 57	Trustee	Until successor is elected and qualified – 9 years	Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.	43	Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.) since December 2001.

William J. Lucas c/o GEAM 3003 Summer St. Stamford, CT 06905 56	Trustee	Until successor is elected and qualified – 9 years	Vice President and Treasurer of Fairfield University since 1983.	43	Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.) since December 2001.

Robert P. Quinn c/o GEAM 3003 Summer St. Stamford, CT 06905 67	Trustee	Until successor is elected and qualified – 9 years	Retired since 1983 from Salomon Brothers Inc.	43	GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.) since December 2001.

Each of Michael J. Cosgrove, Alan M. Lewis, Robert Herlihy, Matthew J. Simpson and Jeanne M. LaPorta are deemed “interested persons” by virtue of their status as directors, officers or employees of GEAM, GEID and/or GE.

The non-interested trustees are members of the Fund’s Audit Committee. The Audit Committee evaluates and selects the Fund’s independent auditors. The Audit Committee meets with the Fund’s independent auditors to review the scope and cost of the Fund’s audit and reviews the report, addresses any issues with the independent auditors, approves all significant services to be performed by the independent auditors and to consider the possible effect of such services on their independence. . During the prior fiscal year, the Audit Committee held two meetings.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the GE Family of Funds as of December 31, 2003:

Name of Trustee	Dollar Range of Equity Securities in GE Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Michael J. Cosgrove	$10,001 - $50,000	$10,001 - $50,000
Alan M. Lewis	$ - 0 -	Over $100,000
John R. Costantino	$50,001 - $100,000	$50,001 - $100,000
William J. Lucas	$10,001 - $50,000	$10,001 - $50,000
Robert P. Quinn	$ - 0 -	$ - 0 -

The following table lists for each non-interested Trustee and his immediate family members as of December 31, 2003, each class of securities owned beneficially or of record in GEAM and GEID or any entity directly or indirectly, controlling, controlled by, or under common control with GEAM or GEID, including the General Electric Company.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percent of Class
John R. Costantino		NONE
William J. Lucas		NONE
Robert P. Quinn		NONE

No employee of GE or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a director, officer or employee of GEAM, GEID, GE, or any affiliate of those companies, receives an annual fee of $62,000 for services as Trustee. In addition, each Trustee receives: (i) $1,000 for attendance at each in-person meeting; (ii) $250 for attendance at each telephonic meeting; and (iii) $500 for attendance at each meeting of the audit committee.

Trustees’ Compensation

(for the fiscal year ended September 30, 2003)

Name of Trustee	Total Compensation From the Trust	Total Compensation from Investment Companies Managed by GEAM
Michael J. Cosgrove	None	None+
Alan M. Lewis	None	None+
John R. Costantino	$27,396	$70,750++
William J. Lucas	$26,427	$68,250++
Robert P. Quinn	$26,427	$68,250++

+	As of September 30, 2003, Mr. Cosgrove and Mr. Lewis served as Trustee or Director of twelve investment companies advised by GEAM. They are considered to be interested persons of each investment company advised by GEAM, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serve as Trustees thereof without compensation.
++	As of September 30, 2003, Messrs. Costantino, Lucas and Quinn served as Trustees or Directors of four investment companies advised by GEAM and the compensation is for their services as Trustees or Directors of these companies. As of September 30, 2003, Mr. Costantino also received a $2,500 annual fair valuation committee participation fee.

Investment Adviser and Administrator

GEAM serves as the Trust’s investment adviser and administrator. GEAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 3003 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of GE. GE is a highly diversified conglomerate comprised of 12 global manufacturing and service sector businesses. GE’s businesses include aircraft engines, appliances, capital services, lighting, medical systems, broadcasting, plastic manufacturing, power systems, electrical distribution and control systems, industrial control systems, information services and transportation systems. GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM also provide investment advisory services with respect to GE’s pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun Family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE’s 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Income Fund. The investment professionals at GEAM and its predecessors have managed GE’s pension assets since 1927. As of December 31, 2003, GEAM had approximately $179 billion of assets under management, of which more than $12 billion was invested in mutual funds.

Personnel of each of the Funds, GEAM, and GE Investment Distributors, Inc. and the sub-adviser are subject to a code of ethics, pursuant to Rule 17j-1 under the 1940 Act, which establishes procedures for personal investing and restricts certain transactions by persons subject to the code. Personnel subject to the code of ethics are permitted to invest in securities, including securities that may be purchased or held by a Fund, if they follow procedures outlined in the code.

GEAM Investment Advisory and Administration Agreements

The duties and responsibilities of GEAM are specified in investment advisory and administration agreements (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”) between GEAM and the Trust on behalf of the respective Funds. Under each Advisory Agreement, GEAM, subject to the supervision of the Trust’s Board, provides a continuous investment program for the relevant Fund’s assets, including investment research and management. GEAM determines from time to time what investments are purchased, retained or sold by the Fund and places purchase and sale orders for the Fund’s investments. GEAM provides the Trust with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEAM furnishes the Trust and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEAM, as administrator, also: (a) maintains the books and records of each Fund; (b) prepares reports to shareholders of each Fund; (c) prepares and files tax returns for each Fund; (d) assists with the preparation and filing of reports and the Trust’s registration statement with the SEC; (e) provides appropriate officers for the Trust; (f) provides administrative support necessary for the Board of Trustees to conduct meetings; and (g) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents and transfer agents.

GEAM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under each Advisory Agreement. Each Advisory Agreement obligates GEAM to provide services in accordance with the relevant Fund’s investment objective, policies and restrictions as stated in the Trust’s current registration statement, as amended from time to time, and to keep the Trust informed of developments materially affecting that Fund, including furnishing the Trust with whatever information and reports the Board reasonably requests.

Each Advisory Agreement provides that GEAM may render similar advisory and administrative services to other clients so long as when a Fund or any other client served by GEAM are prepared to invest in or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEAM to be equitable to the Fund. The Advisory Agreements also provide that GEAM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with GEAM’s services pursuant to the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

Each Advisory Agreement is effective from its date of execution, and continues in effect for an initial two-year term and will continue from year to year thereafter so long as its continuance is approved annually by (a) the Board or (b) a vote of a majority of the relevant Fund’s outstanding voting securities, provided that in either event the continuance also is approved by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons, as such term is defined in the 1940 Act, of any party to the Agreement by a vote cast in person at meeting called for the purpose of voting on such approval.

Each Advisory Agreement is not assignable and may be terminated without penalty by either the Trust or GEAM upon no more than 60 days’ nor less than 30 days’ written notice to the other or by vote of holders of a majority of the relevant Fund’s outstanding voting securities.

The agreements governing the investment advisory services furnished to the Trust by GEAM provide that, if GEAM ceases to act as the investment adviser to the Trust, at GEAM’s request, the Trust’s license to use the initials “GE” will terminate and the Trust will change the name of the Trust and the Funds to a name not including the initials “GE.”

In considering whether to approve the investment advisory and sub-advisory agreements, the Board considered the advisory fee structure of each of the Funds in light of a variety of factors, including (a) the nature and quality of services provided to the Trust and a Fund and its shareholders; (b) the investment adviser’s costs in providing those services; (c) the economies of scale, if any, realized by the investment adviser; (d) the advisory fees compared to other similar mutual funds; and (e) other benefits derived in connection with the investment adviser’s (or sub-adviser’s) relationship with the Trust or a Fund.

As part of its consideration of the quality of services provided to the Trust and shareholders by the adviser and sub-advisers, the Board reviewed the relative performance of each of the Funds. The Board also reviewed the profitability of the adviser with respect to each of the Funds and on an aggregate basis, and considered that the adviser’s profits were reasonable in relation to its costs.

As part of its consideration of economies of scale and advisory fees, the Board also considered the expense ratios of the Funds and the costs incurred by the adviser as a result of any voluntary expense limitations imposed by the adviser. In comparing the expense ratio of each of the Funds to other mutual funds, the Board took into account that the expense ratios compared favorably to those of other funds.

Investment Advisory Fees

The Funds pay GEAM fees for advisory and administration services provided under the Advisory Agreements that are accrued daily and paid monthly at the following annual rates based upon the value of the Funds’ average daily net assets: Premier Fund — 0.60%, Premier Value Fund — 0.60%, U.S. Equity Fund — 0.40%, Small-Cap Value Fund — 0.70%, Value Equity Fund — 0.55%, Global Fund — 0.75%, International Fund — 0.80%, Strategic Investment Fund — 0.35%, Tax-Exempt Fund — 0.35%, Income Fund — 0.35%, Government Securities Fund — 0.40%, Short-Term Government Fund — 0.30% and Money Market Fund — 0.25%.

The Funds have a contractual arrangement (the “Expense Limitation Agreement”) with GEAM to limit other expenses of each class of each portfolio on an annualized basis through January 29, 2005. Under the Expense Limitation Agreement, GEAM has agreed to assume certain other operating expenses of the Funds to maintain net expense levels at or below predetermined levels. Expenses borne by GEAM may be reimbursed by the Funds up to five years from the date the expense was incurred provided, however, that no reimbursement payment is to be made if it would cause a Fund to exceed its expense limits. For the fiscal year ended September 30, 2003, the following reimbursement amounts were made:

Fund	Reimbursement
U.S. Equity Fund	$59,617
Premier Fund	$12,263
Value Equity Fund	$1,909
Small-Cap Value Fund	$3,641
Global Fund	$2,054
International Fund	$25,714
Income Fund	$53,278
Government Securities Fund	$38,481
Tax-Exempt Fund	$1,581
Money Market Fund	$2,559

The following table provides total investment advisory and administration fees paid by each Fund, and, where applicable, total fees and expenses waived for the last three fiscal years.

Fund	Total Fees for Fiscal Year ended 9/30/03	Fees and expenses waived 9/30/03	Total Fees for Fiscal Year ended 9/30/02	Fees and expenses waived 9/30/02	Total Fees for Fiscal Year ended 9/30/01	Fees and expenses waived 9/30/01
U.S. Equity Fund	$2,383,965	—	$2,647,440	—	$2,942,915	$88,456
Premier Fund	$1,783,166	$14,734	$1,354,309	—	$1,297,603	$55,758
Value Equity Fund	$376,719	$34,289	$455,628	—	$505,970	$7,033
Small-Cap Value Fund	$587,007	$1,020	$482,761	$17,163	$380,706	$24,019
Global Fund	$318,081	$30,277	$377,047	—	$519,263	$9,521
International Fund	$457,251	$2,377	$489,155	$23,336	$607,062	—
Premier Value Fund	$100,433	$37,517	$99,107	$22,596	$94,186	$5,898
Income Fund	$955,887	$1,500	$782,527	$45,221	$651,996	$9,729
Government Securities Fund	$873,366	$4,196	$912,094	—	$944,720	$191,309
Short-Term Government Fund	$229,917	$53,372	$143,926	$39,106	$133,538	$50,651
Tax-Exempt Fund	$174,205	$4,330	$128,808	$6,036	$100,712	$8,838
Strategic Investment Fund	$749,648	—	$783,975	—	$790,977	—
Money Market Fund	$653,155	—	$697,114	—	$700,648	$39,115

Investment Sub-Adviser

Each Advisory Agreement permits GEAM, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEAM’s responsibilities under the Advisory Agreement. In this event, GEAM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. GEAM has engaged the following sub-adviser to manage the Small-Cap Value Fund.

Small-Cap Value Fund. Palisade Capital Management, L.L.C. (“Palisade”), located at One Bridge Plaza, Fort Lee, New Jersey 07024, has been retained by GEAM to act as sub-investment adviser of the Small-Cap Value Fund. Pursuant to the sub-investment advisory agreement between Palisade and GEAM, Palisade bears all expenses in connection with the performance of its services as the Small-Cap Value Fund’s sub-investment adviser. Palisade has managed various institutional and private accounts and translates its experience to the mutual fund portfolio it sub-advises for GEAM. For its services as sub-investment adviser to the Small-Cap Value Fund, GEAM (and not the Fund) pays Palisade a fee equal to an annual rate of .45% of the first $25 million of the Fund’s average daily net assets, .40% of the next $50 million, .375% of the next $100 million and .35% of amounts in excess of $175 million. For fiscal years ended September 30, 2003, 2002 and 2001, sub-advisory fees of $340,603, $283,692 and $230,046, respectively, were paid to Palisade.

Sub-Advisory Agreement

Palisade serves as sub-adviser to the Small-Cap Value Fund, pursuant to a sub-advisory agreement with GEAM (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement is not assignable and may be terminated without penalty by either the sub-adviser or GEAM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the sub-adviser. The Sub-Advisory Agreement provides that the sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. The Sub-Advisory Agreement also provides that the sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

Securities Activities of the Investment Manager

Securities held by the Funds also may be held by other funds or separate accounts for which the Investment Manager acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by the Investment Manager for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of the Investment Manager arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Investment Manager (under the supervision of the Board) deems the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which the Investment Manager acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Proxy Voting Policy and Procedures

The Trust’s Board of Trustees (“Board”) has delegated the responsibility for voting proxies to GEAM for all Funds other than the Small-Cap Value Fund, which is managed by Palisade in accordance with GEAM’s proxy voting policies and procedures (“Proxy Policy”).

Additionally, GEAM reviews the proxy policies of Palisade. If satisfactory, GEAM recommends to the Board that the responsibility for voting proxies for the Small-Cap Value Fund be delegated to Palisade. The Board has delegated the responsibility for voting proxies to Palisade for the Small-Cap Value Fund.

GEAM’s and Palisade’s proxy voting policy and procedures will be presented to the Board annually. GEAM and Palisade will notify the Board of any material change to its policy at the next regular Board meeting after the material change occurs.

Summarized below are the proxy voting policies and procedures of GEAM and Palisade.

Summary of GEAM’s Proxy Voting Policies and Procedures

GEAM exercises its fiduciary duties by reviewing, voting and documenting proxies for all voting securities for which it has voting responsibility and acting solely in the best interests of its clients. All proxies are voted in accordance with the Proxy Policy, which has been adopted by the Board of Directors of GEAM and in accordance with GEAM’s proxy voting guidelines (“Proxy Guidelines”), which have been adopted by the proxy committee of GEAM (“Proxy Committee”).

The Proxy Committee is comprised of between five and ten individuals, including both the Chief Executive Officer and General Counsel of GEAM. The Proxy Committee is responsible for reviewing the Proxy Guidelines and a summary of the proxy matters encountered by GEAM at least annually and, if necessary, updating the Proxy Guidelines.

GEAM has hired Institutional Shareholder Services, Inc. (“ISS”) to collect all proxy materials, provide research and vote all proxies as instructed to do so by GEAM. Upon receipt of a proxy, ISS provides the proxy analyst, an employee of GEAM responsible for facilitating and processing all proxy votes, with an analysis of the proxy material, which includes management’s recommendation, and a vote recommendation based on the Proxy Guidelines.

In general, GEAM votes with management. In certain limited cases, GEAM may instruct ISS to abstain from voting a proxy where such abstention is believed to be in the overall best interest of clients such as the Fund. The proxy analyst reviews each analysis and vote recommendation subject to the following:

a. Domestic and International Routine Issues: The proxy analyst confirms ISS recommendations on routine issues. Such issues falling under this section (a) generally include voting for: (1) auditors and the board of directors, changes to the state of incorporation (if still incorporated in the United States), stock splits, the authorization of additional shares of common stock, staggered stock boards (if voting with management), reasonable stock option plans, director compensation and employee stock purchase plans, management proposals dealing with environmental and social issues, and share repurchases; and (2) against supermajority votes, unequal classes of common and preferred stock, the establishment of preemptive rights and the authorization of preferred stock if excessive as compared to the common stock.

b. Domestic and International Non-Routine Issues: Vote with Management and Consistent with Proxy Guidelines: If the issue is determined to be non-routine by the proxy analyst, a portfolio securities analyst for the relevant asset class and a Proxy Committee member will review the proxy material and recommend how to vote such proxy. If the recommendation is to vote with management and consistent with the proxy guidelines, such recommendation will be forwarded to ISS. Non-routine issues falling under this section (b) and section (c) (below) generally include golden parachutes, poison pills, environmental and social issues, severance agreements, restructurings and mergers.

c. Domestic and International Non-Routine Issues: Voting Against Management or Inconsistent with the Proxy Guidelines: If (1) the issue is determined to be non-routine by the proxy analyst and either a portfolio securities analyst for the relevant asset class or the Proxy Committee member recommends a vote against management or (2) a portfolio securities analyst seeks in any case to vote contrary to the Proxy Guidelines, then at least two Proxy Committee members will review the proxy material and determine how to vote such proxy. In certain circumstances, an independent third party will be engaged to determine how to vote the proxy (see below).

A material conflict of interest may arise in a situation where the proxy analyst or a portfolio securities analyst or a Proxy Committee member, if voting the proxy, has knowledge of a situation where either GEAM or one of its affiliates would enjoy a substantial or significant benefit from casting a vote in a particular way (“Material Conflict of Interest”). If a Material Conflict of Interest does arise, ISS (or in certain limited cases, another independent third party) will be solely responsible for voting the proxy, the Material Conflict of Interest will be documented, the Board will be notified at the next regular Board meeting following the material conflict of interest and the Proxy Committee will be notified of such conflict at its annual meeting. In the absence of a conflict of interest or in the case of an immaterial conflict of interest, regular procedures will be followed.

Summary of Palisade’s Proxy Voting Policies and Procedures

The Board has adopted the proxy voting policies and procedures (“Palisade Proxy Policy”) of Palisade, its sub-adviser, on behalf of the Small-Cap Value Fund. Subject to GEAM’s and the Board’s continuing oversight, the Board delegates the responsibility for voting proxies to Palisade. The Palisade Proxy Policy will be presented to the Board at least annually and Palisade will notify GEAM and the Board of any material changes to the Palisade Proxy Policy at the next regular meeting after the material change occurs.

Palisade undertakes to ensure that all proxies will be voted in a manner consistent with the best interests of Small-Cap Value Fund’s shareholders. To assist it in carrying out this policy, Palisade has engaged the services of ISS. ISS will provide research on each issue, along with its proxy voting recommendation. The recommendation will be formulated in accordance with the ISS guidelines (“ISS Guidelines”), which Palisade has adopted as a general policy. The ISS research and recommendation will then be forwarded to Palisade’s Chief Investment Officer (“CIO”) and the respective analyst covering the company holding the shareholder meeting. The CIO and analyst will then make an independent decision whether or not to vote in accordance with the ISS recommendation, generally giving weight to the views of management of the company holding the shareholder meeting, with overriding consideration given to the Small-Cap Value Fund’s stated guidelines on the issue, if any.

By way of illustration, the guidelines address the following:

a. Corporate Governance Issues: Such issues falling under this section generally include voting for: auditors and changes to the state of incorporation (if the economic factors outweigh any neutral or negative governance changes), reasonable stock option plans, employee stock purchase plans (subject to certain limitations), shareholder proposals asking a company to submit its poison pill for shareholder ratification; and against supermajority votes, the classification of the board, and retirement plans for non-employee directors. Director compensation and the election of directors will be evaluated on a case-by-case basis.

b. Changes to Capital Structure: Such issues falling under this section generally include voting for: stock splits, share repurchases, and management proposals to increase the common share authorization for a stock split or share dividend; and against the authorization of preferred stock if excessive as compared to the common stock. The authorization of additional shares of common stock, creation of a tracking stock, mergers, acquisitions, reorganizations, and spin-offs will be evaluated on a case-by-case basis.

c. Social, Environmental and Corporate Responsibility Issues: The guidelines generally call for evaluating these proposals on a case-by-case basis. However, the guidelines specifically recommend voting for reports on a company’s efforts to diversify its board; and against reports on foreign military sales or offsets. Such military disclosures may involve sensitive and confidential information which is subject to government controls.

Palisade has elected a “Mandatory Sign-Off” procedure so that Palisade must review each issue before voting. However, if no sign-off is received by ISS before the voting deadline, ballots will be voted in accordance with the vote recommendation provided by ISS. Palisade’s Vice President/Compliance is responsible for monitoring receipt of ISS’s research and recommendations, and for ensuring that the votes are submitted in a timely manner.

Palisade will endeavor to adhere to the ISS Guidelines when voting proxies. However, situations may arise where the CIO and analyst believe that it is in the best interest of Small-Cap Value Fund’s shareholders to vote the proxy in a manner contrary to the applicable ISS Guideline. In these instances, the proposed resolution will be brought to the attention of Palisade’s Investment Policy Committee (“IPC”). The IPC is comprised of the senior investment professionals of Palisade. A brief memorandum explaining the vote and the reasons for the proposed voting decision will be provided to the IPC.

A conflict of interest may arise where Palisade has knowledge of a situation where any of Palisade, its members, employees, or one of its affiliates would enjoy a special or increased benefit from casting its vote in a particular way. A conflict will be presumed to be non-material unless it potentially affects at least 1% of Palisade’s annual revenue. Palisade considers itself unlikely, as a firm, to experience a material conflict of interest in how it votes proxies. If a material conflict of interest does arise, however, ISS will be solely responsible for determining how to vote the proxy based upon the ISS Guidelines or the Small-Cap Value Fund’s specific guidelines and the override procedure described above will not apply. Should this be impractical, an independent third party will be engaged to determine how to vote the proxy. If a conflict arises which is non-material, an ISS recommendation may be overridden using the procedures described above; provided, however, that the IPC and VP/Compliance will consider the conflict in determining whether to approve the proposed override. Any conflict of interest, whether or not material, will be documented and submitted by Palisade for the Small-Cap Value Fund’s proxy records. A Material Conflict of Interest Form will be completed and an ISS certification and statement will be attached. The form will be forwarded for presentation to the Board at the next regular Board meeting after such material conflict of interest occurs.

Reporting a Material Conflict of Interest

If a Material Conflict of Interest does arise, such conflict will be documented by GEAM or Palisade, as applicable, on a Material Conflict of Interest form and the Board will be notified of such material conflict at the next regular board meeting after the material conflict occurs.

Additional Information

Should a shareholder of a Fund wish to obtain information regarding how proxies received by a particular Fund were voted during the most recent 12-month period ending June 30 of each year (the initial period beginning with the year ended June 30, 2004), please call (800) 242-0134 during business hours anytime after the Trust has filed its first Form N-PX, which will be no later than August 31, 2004. A shareholder may also view such information on the SEC’s website at www.sec.gov under the name of the Trust.

Shareholder Servicing and Distribution Plans

The Trust has adopted Shareholder Servicing and Distribution Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund other than the Money Market Fund (“Participant Funds”).

The annual fees payable with respect to each Class of a Participant Fund are intended to compensate or enable GEID to compensate other persons (“Service Providers”) for providing ongoing servicing and/or maintenance of the accounts of shareholders of the Participant Fund (“Shareholder Services”) and to compensate GEID, or enable GEID to compensate Service Providers, including any distributor of shares of the Participant Fund, for providing services that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Participant Fund (“Selling Services”). Shareholder Services means all forms of shareholder liaison services, including, among other things, one or more of the following: providing Class A, Class B or Class C shareholders of a Participant Fund with (i) information on their investments; (ii) general information regarding investing in mutual funds; (iii) periodic newsletters containing materials relating to the Participant Fund or to investments in general in mutual funds; (iv) periodic financial seminars designed to assist in the education of shareholders with respect to mutual funds generally and the Participant Fund specifically; (v) access to a telephone inquiry center relating to the Participant Fund; and other similar services not otherwise required to be provided by the Trust’s custodian or transfer agent. Selling Services include, but are not limited to: the printing and distribution to prospective investors in the Participant Fund of prospectuses and SAIs that are used in connection with sales of Class A, Class B and Class C shares of the Participant Fund; the preparation, including printing, and distribution of sales literature and media advertisements relating to the Class A, Class B or Class C shares of the Participant Fund; and distributing Class A, Class B or Class C shares of the Participant Fund. In providing compensation for Selling Services in accordance with the Plans, GEID is expressly authorized (1) to make, or cause to be made, payments reflecting an allocation of overhead and other office expenses related to the distribution of the Class A, Class B or Class C shares of a Participant Fund; (2) to make, or cause to be made, payments to, or to provide for the reimbursement of expenses of, persons who provide support services in connection with the distribution of the Class A, Class B or Class C shares of the Participant Fund; and (3) to make, or cause to be made, payments to broker-dealers who have sold Class A, Class B or Class C shares of the Participant Fund.

Payments under the Plans are not tied exclusively to the expenses for shareholder servicing and distribution expenses actually incurred by GEID or any Service Provider, and the payments may exceed expenses actually incurred by GEID and/or a Service Provider. The Board evaluates the appropriateness of the Plans and its payment terms on a continuing basis and in doing so considers all relevant factors, including the types and extent of Shareholder Services and Selling Services provided by GEID and/or Service Providers and amounts GEID and/or Service Providers receive under the Plans.

Under the Plans, the Trust pays GEID, with respect to each Participant Fund, (1) for shareholder servicing (and for Class A distribution services) provided to Class A, Class B and Class C shares of the Participant Fund, an annual fee of 0.25% of the value of the average daily net assets attributed to Class A, Class B and Class C shares of the Participant Fund, respectively, and (2) for distribution services provided to Class B and Class C shares of each Participant Fund other than the Short-Term Government Fund, an annual fee of 0.75% of the value of the average daily net assets of the Participant Fund, or in the case of the Short-Term Government Fund, an annual fee of 0.60% and 0.75% of the value of the average daily net assets of Class B and Class C, respectively.

Under their terms, the Plans continue from year to year, provided their continuance is approved annually by vote of the Trust’s Board, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to them (the “Independent Trustees”). The Plans may not be amended to increase materially the amount of the fees paid under the Plans with respect to a Fund without approval of shareholders of the Fund. In addition, all material amendments of the Plans must be approved by the Trustees and Independent Trustees in the manner described above. The Plans may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act).

In addition to distribution and shareholder servicing fees paid under the Plans, GEAM, GEID or their affiliates may, at their own expense, compensate certain broker-dealers or other financial intermediaries for marketing, shareholder servicing, recordkeeping and other services performed with respect to the Funds, or any class of shares of the Funds. Such fees may, but are currently not expected to, exceed 0.50% of the average annual value of accounts with the Funds maintained by such financial intermediaries. The entity making such payments may do so out of its profits, revenues or other sources.

During the fiscal year ended September 30, 2003, the Fund paid $4,850,089 to GEID for distribution and shareholder servicing. During that same period, GEAM paid $224,515 as additional compensation to intermediaries for distribution out of its own resources. The Funds did not bear the expense for such additional compensation.

For the fiscal year ended September 30, 2003, each GE Fund paid GEID under its 12b-1 Plan as follows:

Fund	Class A 12b-1 Plan	Class B 12b-1 Plan	Class C 12b- 1 Plan	Total
U.S. Equity Fund	$714,517	$229,460	$70,002	$1,013,979
Tax-Exempt Fund	$98,674	$40,622	$33,510	$172,806
Short-Term Government Fund	$152,936	$37,243	$61,673	$251,852
Income Fund	$404,857	$36,687	$27,542	$469,086
Global Fund	$69,516	$11,650	$3,154	$84,320
International Fund	$63,696	$8,186	$8,191	$80,073
Strategic Investment Fund	$262,723	$157,460	$38,627	$458,810
Premier Fund	$439,612	$299,088	$276,621	$1,015,321
Government Securities Fund	$507,992	$112,844	$12,327	$633,163
Value Equity Fund	$115,566	$139,782	$14,971	$270,319
Small-Cap Value Fund	$114,173	$168,060	$74,450	$356,683
Premier Value Fund	$36,360	$5,562	$1,765	$43,687
TOTAL	$2,980,622	$1,246,644	$622,833	$4,850,099

For the fiscal year ended September 30, 2003, GEID spent the fees paid under each GE Fund’s Class A 12b-1 Plan as follows:

Fund	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Broker- Dealers	Compensation to Sales Personnel	Other **	Total
U.S. Equity Fund	$61,266	$155,865	$682,803	$366,038	$1,265,973
Tax-Exempt Fund	$41,810	$115,468	$118,069	$28,017	$303,364
Short-Term Government Fund	$42,584	$42,195	$179,334	$155,189	$419,303
Income Fund	$50,741	$76,184	$425,838	$144,652	$697,416
Global Fund	$42,041	$6,546	$65,079	$64,188	$177,854
International Fund	$44,941	$9,968	$72,654	$43,793	$171,356
Strategic Investment Fund	$46,992	$28,506	$251,724	$125,238	$452,460
Premier Fund	$49,858	$94,462	$496,592	$250,760	$891,671
Government Securities Fund	$41,811	$440,116	$614,511	$217,213	$1,313,651
Value Equity Fund	$43,595	$62,806	$129,940	$79,389	$315,730
Small-Cap Value Fund	$47,909	$18,922	$117,074	$77,897	$261,802
Premier Value Fund	$45,840	$4,407	$34,163	$29,093	$113,142
TOTAL	$559,388	$1,055,445	$3,187,781	$1,581,467	$6,384,081

**	Other includes the following expenses: rent, phone, licensing registration, customer call center, and recruiting of sales personnel.

For the fiscal year ended September 30, 2003, GEID spent the fees paid under each GE Fund’s Class B 12b-1 Plan as follows:

Fund	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Broker-Dealers	Compensation to Sales Personnel	Other **
U.S. Equity Fund	$582	$131,633	$71,135	$47,010
Tax-Exempt Fund	$582	$25,209	$12,186	$2,952
Short-Term Government Fund	$582	$71,663	$14,565	$7,019
Income Fund	$582	$37,550	$11,835	$5,469
Global Fund	$582	$21,668	$3,979	$4,271
International Fund	$582	$8,928	$2,612	$3,536
Strategic Investment Fund	$582	$155,399	$49,817	$21,758
Premier Fund	$582	$299,080	$96,572	$62,504
Government Securities Fund	$582	$690,191	$30,165	$18,848
Value Equity Fund	$582	$660,343	$42,323	$31,943
Small-Cap Value Fund	$582	$111,726	$53,812	$23,845
Premier Value Fund	$582	$3,338	$1,746	$1,734
TOTAL	$6,984	$2,216,728	$390,747	$2,614,459

**	Other includes the following expenses: rent, phone, licensing registration, customer call center, and recruiting of sales personnel.

For the fiscal year ended September 30, 2003, GEID spent the fees paid under each GE Fund’s Class C 12b-1 Plan as follows:

Fund	Printing & Mailing of Prospectuses to Other than Current Shareholders	Compensation to Broker-Dealers	Compensation to Sales Personnel	Other **	Total
U.S. Equity Fund	$582	$83,804	$24,185	$9,045	$117,616
Tax-Exempt Fund	$582	$21,367	$9,997	$1,884	$33,829
Short-Term Government Fund	$582	$72,133	$21,692	$6,051	$100,458
Income Fund	$582	$25,353	$10,022	$2,916	$38,873
Global Fund	$582	$2,047	$999	$1,267	$4,895
International Fund	$582	$8,318	$2,974	$2,116	$13,989
Strategic Investment Fund	$582	$44,095	$12,773	$3,577	$61,027
Premier Fund	$582	$366,650	$100,722	$28,850	$496,804
Government Securities Fund	$582	$7,475	$3,959	$1,878	$13,894
Value Equity Fund	$582	$13,918	$4,991	$3,923	$23,414
Small-Cap Value Fund	$582	$64,232	$25,661	$12,942	$103,418
Premier Value Fund	$582	$1,132	$571	$526	$2,811
TOTAL	$6,984	$710,524	$218,546	$74,975	$1,011,029

**	Other includes the following expenses: rent, phone, licensing registration, customer call center, and recruiting of sales personnel.

For the fiscal years ended September 30, 2003, 2002 and 2001, GEID earned and retained the Following amounts on the sale of Class A shares of each GE Fund as follows:

Fund	Year	Amount Earned by GEID (Aggregate Amount of Commissions)	Amount Retained by GEID
Government Securities Fund	2003	$44,513	$17,343
Government Securities Fund	2002	$18,150	$4,974
Government Securities Fund	2001	$9,840	$2,453

Value Equity Fund	2003	$22,510	$5,603
Value Equity Fund	2002	$40,893	$12,193
Value Equity Fund	2001	$31,739	$13,894

Tax-Exempt Fund	2003	$29,915	$12,662
Tax-Exempt Fund	2002	$26,372	$14,995
Tax-Exempt Fund	2001	$3,377	$483

Premier Value Fund	2003	$2,040	$646
Premier Value Fund	2002	$6,783	$2,405
Premier Value Fund	2001	$4,850	$1,703

Income Fund	2003	$40,702	$8,656
Income Fund	2002	$47,426	$10,539
Income Fund	2001	$22,622	$9,968

Global Fund	2003	$2,820	$684
Global Fund	2002	$4,946	$1,660
Global Fund	2001	$33,514	$8,603

Strategic Investment Fund	2003	$24,714	$13,795
Strategic Investment Fund	2002	$24,527	$9,485
Strategic Investment Fund	2001	$35,929	$14,130

U.S. Equity Fund	2003	$27,878	$12,543
U.S. Equity Fund	2002	$43,318	$16,655
U.S. Equity Fund	2001	$88,084	$40,392

Fund	Year	Amount Earned by GEID (Aggregate Amount of Commissions)	Amount Retained by GEID
International Fund	2003	$11,038	$3,293
International Fund	2002	$27,282	$7,209
International Fund	2001	$44,189	$14,228

Short-Term Government Fund	2003	$46,857	$10,842
Short-Term Government Fund	2002	$74,359	$13,460
Short-Term Government Fund	2001	$9,009	$2,030

Small-Cap Value Fund	2003	$30,596	$10,926
Small-Cap Value Fund	2002	$66,820	$24,157
Small-Cap Value Fund	2001	$16,203	$5,393

Premier Fund	2003	$88,935	$43,196
Premier Fund	2002	$74,927	$25,682
Premier Fund	2001	$71,063	$19,804

For the fiscal years ended September 30, 2003, GEID earned and retained the Following amounts on the sale of Class B shares of each GE Fund as follows:

Fund	Amount Earned by GEID (Aggregate Amount of Commissions)	Amount Retained by GEID
U.S. Equity Fund	$86,876	$86,876
Tax-Exempt Fund	$18,491	$18,491
Short-Term Government Fund	$69,087	$69,087
Income Fund	$31,063	$31,063
Global Fund	$19,918	$19,918
International Fund	$7,454	$7,454
Strategic Investment Fund	$123,352	$123,352
Premier Fund	$241,357	$241,357
Government Securities Fund	$18,009	$18,009
Value Equity Fund	$32,279	$32,279
Small Cap Value Fund	$100,058	$100,058
Premier Value Fund	$2,494	$2,494

TOTAL	$750,438	$750,438

For the fiscal years ended September 30, 2003, GEID earned and retained the following amounts on the sale of Class C shares of each GE Fund as follows:

Fund	Amount Earned by GEID (Aggregate Amount of Commissions)	Amount Retained by GEID
U.S. Equity Fund	$50,970	$50,970
Tax-Exempt Fund	$14,243	$14,243
Short-Term Government Fund	$58,468	$58,468
Income Fund	$15,687	$15,687
Global Fund	$1,295	$1,295
International Fund	$5,388	$5,388
Strategic Investment Fund	$26,570	$26,570
Premier Fund	$296,819	$296,819
Government Securities Fund	$6,652	$6,652
Value Equity Fund	$7,181	$7,181
Small-Cap Value Fund	$51,640	$51,640
Premier Value Fund	$659	$659

TOTAL	$535,572	$535,572

Custodian, Transfer Agent and Dividend Paying Agent

State Street Bank and Trust Company (“State Street”), located at 225 Franklin Street, Boston, Massachusetts 02101, serves as custodian and transfer agent of the Funds’ investments. Under its custodian contract with the Trust, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. As transfer agent, State Street is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds.

Distributor

GE Investment Distributors, Inc., located at 3001 Summer Street, Stamford, Connecticut 06905, serves as the distributor of Fund shares on a continuing best efforts basis.

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

Purchases

Shares are offered to investors at the offering price, based on the NAV next determined after receipt of an investment in good order by State Street Bank and Trust Company, the Trust’s custodian and transfer agent. The offering price is equal to NAV plus any applicable initial sales charge imposed at the time of purchase, as described below.

GEID and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one Class of shares over another. In addition, trail commissions of up to 0.25% may be paid to authorized broker-dealers, financial institutions or investment advisers which have entered into sales agreements with the GEID (“Authorized Firms”) for providing on-going services with respect to Class A and Class B shares and up to 1.00% for Class C shares.

Class A Shares. Class A shares are sold at NAV per share plus a maximum initial sales charge imposed at the time of purchase as discussed in the Prospectus. The sales charge is retained by GEID, although a portion of the sales charge may be paid to registered representatives or other dealers that enter into selected dealer agreements with the GEID. The initial sales charge may be reduced or waived for certain purchases. No sales charge is imposed on Class A shares purchased through reinvestment of dividends or capital gains distributions. In addition, the sales charge on Class A shares is waived if the purchase: (1) is at least $1 million, (2) is made through an Authorized Firm with proceeds from the redemption of shares of third party mutual funds on which the investor paid an initial sales charge and made within 30 days of the redemption from the third party fund, (3) represents reinvested dividends or capital gains on Fund shares, (4) is made by employee retirement plans determined not to be affiliated plans with respect to GEAM that seeks services in addition to investment advisory services in connection with their investment in the Funds that are provided or paid by GEAM or its affiliates, (5) is made by investment companies not managed or sponsored by GEAM or any of its affiliates, (6) is made directly through GEID by employees of companies that sponsor retirement plans which include the Funds as investment options or for which GEAM serves as investment adviser, (7) is made by officers, directors, employees and registered representatives of authorized firms that have agreements with GEID or financial institutions selling Funds shares, (8) is made directly through GEID by a GE employee, retiree or members of their family, (9) is made directly through GEID (or a designated affiliate) in response to a solicitation by GEID (or a designated affiliate), including authorized offerings to employees and retirees of certain companies and offerings to selected customers of certain subsidiaries and divisions of GE, (10) is made by a GE employee, retiree or members of their family in response to a designated program offered by GEID or a designated affiliate, (11) is made directly through GEID by employees and their family members of certain vendors of GE’s employee retirement plan, (12) is made by certain investors who previously purchased shares pursuant to a sales charge waiver during special limited offerings, (13) is made through certain GE LifeStyle Funds, a “fund of funds” vehicle designed to invest in certain classes of the Funds, and (14) is made through certain broker-dealers, financial institutions, recordkeepers, investment advisers and other financial intermediaries who charge a management, consulting or other fee for their services and who have an agreement with or among the Funds, GEAM and/or GEID.

As a GE employee or retiree, you and your family members may purchase Class A shares directly from GEID without paying the sales charge typically associated with buying Class A shares of a Fund through an investment professional. The term “GE Employee” includes (1) current holders of shares of a Participant Fund or of the Money Market Fund that were issued and outstanding on November 29, 1993 (“Existing Shares”) who are not eligible to be holders of Class Y shares, (2) any family member of a holder of Existing Shares, (3) employee, retirees, officers or directors, in each case, whether investing directly or through their IRA and (4) certain other persons who previously purchased former Class C shares (in existence prior to October 1, 1999) during a special limited offering of such shares by GEID, provided that the person maintains an account with the Trust in its, his or her name at the time of such additional purchase or exchange and the investment is made in that name, or as custodian for a minor or in an individual retirement account for such person. The term “family member” includes spouses and by reason of blood or marriage, parents, children, siblings, grandparents and grandchildren (including blood, step or adoptive relationships). Also, for purposes of this SAI, the term “employees, retirees, officers or directors of GE or an affiliate of GE” includes (i) persons who are currently employed by GE or an affiliate of GE (GE and its affiliates are hereinafter referred to as “GE”), (ii) persons who have retired or will retire from GE, or (iii) persons who are no longer employed by GE, but who have either retained a balance in the GE S&S Program or a defined contribution plan sponsored by GE or an affiliate of GE or were employed by GE for at least 20 consecutive years. Any holder of Existing Shares falling within subcategory (1) above, who fully redeems his or her shares or whose shares are redeemed in accordance with the involuntary redemption procedure set out below, will not have the right to reinvest without paying the sales charge. Eligible investors may purchase shares directly from GEID.

You may qualify for a reduced sales charge on purchases of Class A shares if you currently own Class A shares of any of the Funds. To receive the reduced sales charge, at the time of your purchase you must inform your investment professional or the Distributor of any other investments in Class A shares of the Funds held by you or your family members. The term “family member” includes spouses and by reason of blood or marriage, parents, children, siblings, grandparents and grandchildren (including blood, step or adoptive relationships). You should also include any Class A shares held in an account at a broker-dealer or financial intermediary other than the investment professional handling your current purchase (you may be required to provide account information or documents to allow us to verify the current values). The current net asset value of Class A shares of Funds held in all eligible accounts on the date of your current purchase will be combined with the amount of your purchase to determine whether you qualify for a reduced sales charge on your current purchase. For more information about reduced sales charges, please visit the Distributor’s website at www.gefn.com/mutualfunds, consult your investment professional or the Distributor. For example, if an investor owns shares of the Global Fund and the Total Return Fund that have an aggregate current value of $92,000, and the investor makes an additional investment in Class A shares of the Global Fund of $15,000, the sales charge applicable to the entire amount of the additional investment would be 3.25% (the sales charge applicable to purchases of $100,000 or more), rather than the 5.75% normally charged on a $15,000 purchase.

By completing the appropriate section of the account application and by fulfilling a Letter of Intent (“LOI”), an investor purchasing through an investment professional becomes eligible for the reduced sales load applicable to the total number of Participant Fund Class A shares purchased in a 13-month period. By marking the LOI section on the account application and by signing the account application, the investor indicates that he or she understands and agrees to the terms of the LOI and is bound by the provisions described below.

Each purchase of shares of a Participant Fund made during the 13-month period will be made subject to the sales charge applicable to a single transaction of the total dollar amount indicated by the LOI, as described in the tables set out in the Prospectus. It is the investor’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge and to indicate that the purchase is pursuant to an LOI. The applicable sales charge may be further reduced pursuant to the “right of accumulation” described above provided State Street is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, an investor may revise his or her intended investment amount upward by submitting a written and signed request. In such event, all subsequent purchases will be treated as a new LOI (including escrow of additional Fund shares) except that the original expiration date of the LOI will remain unchanged. Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI provided State Street is advised of the date of the first purchase to be applied toward the completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. Sales charges previously paid will not be adjusted or refunded.

Out of the initial purchase (or subsequent purchases, if necessary), State Street will hold in escrow a portion of the amount specified in the LOI in the form of Fund shares that will be used to cover the applicable sales charge if the letter is not satisfied. All dividends and capital gains on the escrowed shares will be credited to the investor’s account. All shares purchased, including those escrowed, will be registered in the investor’s name. If the total investment specified under the LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the total number of shares purchased within the period exceeds the amount specified in the LOI, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. The investor or investment professional must notify State Street prior to investment of the additional amounts and should specify the appropriate sales charge rate as described in the Prospectus. All such adjustments will be made in the form of additional shares credited to the shareholder’s account at the then current offering price.

If the intended investment is not completed, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If GEID does not receive such unpaid sales charge within 20 days, the investor, by marking the LOI section on the account application, irrevocably constitutes and appoints State Street as his or her attorney-in-fact to redeem any and all escrowed shares sufficient to cover the unpaid sales charge. Full shares and any cash proceeds for a fractional share remaining after such redemptions will be released from escrow.

If, at any time before completing the LOI, an investor wishes to cancel the agreement, an investor must give written notice to GEID. GEID may withdraw an investor’s LOI privilege for future purchases if an investor requests State Street to liquidate or transfer beneficial ownership of Fund shares. An LOI does not bind an investor to purchase, or the Trust to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

Class B Shares. Investors are able to purchase Class B shares at their net asset value per share next determined after a purchase order is received, without imposition of any sales charge. Class B shares are sold subject to a maximum 4.00% CDSC as disclosed in the Prospectus. For each year of investment, the applicable CDSC declines in accordance with the tables set out in the Prospectus.

Six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust), Class B shares will convert automatically to Class A shares, based on the relative net asset values of shares of each Class, and will at that time be subject to a distribution and service fee of 0.25% of the Participant Fund’s net assets attributable to the Class. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversions will not constitute taxable events for Federal tax purposes.

GEID has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing its representatives and all selling agents that all purchases of shares should be for Class A shares when the purchase amount for Class B shares is $100,000 or more by an investor not eligible to purchase Class Y shares. GEID reserves the right to vary these guidelines at any time. In addition, a dealer reallowance of up to 4% of the net amount invested is paid to Authorized Firms selling Class B shares.

Class C Shares. Class C shares will be offered at their net asset value per share next determined after a purchase order is received, without imposition of an initial sales charge. Class C shares are sold subject to a maximum 1.00% CDSC applicable for one year after purchase as disclosed in the Prospectus. The CDSC is calculated in the same manner as that for Class B shares. Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time.

GEID has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing its representatives and all selling agents that all purchases of shares should be for Class A shares when the purchase amount for Class C shares is $1,000,000 ($500,000 for the Short-Term Government Fund) or more by an investor not eligible to purchase Class Y shares. GEID reserves the right to vary these guidelines at any time. In addition, a dealer reallowance of up to 1.00% of the net amount invested is paid to Authorized Firms selling Class C shares.

Class Y Shares. Class Y shares will be offered without imposition of a sales charge, CDSC, service fee or distribution fee exclusively to: (1) banks, insurance companies and industrial corporations each purchasing shares directly through GEID for their own account; (2) financial institutions investing in their fiduciary capacity on behalf of clients or customers; (3) tax-exempt investors, including defined benefit or contribution plans (including plans meeting the requirements of Section 401(k) of the Code) that do not seek services in connection with their investment in the Funds that are provided or paid by GEAM or its affiliates, in addition to investment advisory services, plans established under Section 403(b) of the Code, trusts established under Section 501(c)(9) of the Code to fund the payment of certain welfare benefits, charitable, religious and educational institutions, and foundations and endowments of those investors; (4) investment companies not managed or sponsored by GEAM or any affiliate of GEAM; (5) tax-exempt investors, including defined benefit and defined contribution plans that are determined to be affiliated plans with respect to GEAM; and (6) Financial Intermediaries that have an agreement with the Trust, GEAM or GEID which does not require the Trust, GEAM or GEID to compensate the Financial Intermediary for its services for initial purchases by their clients or customers equal to or exceeding $250,000 per Participant Fund (the “Minimum Purchase Requirement”) and any subsequent purchases by such clients or customers who have already met the Minimum Purchase Requirement (“Institutional Investors”). The Minimum Purchase Requirement for clients or customers of Financial Intermediaries is waived for purchases by certain non-qualified deferred compensation plans (such as supplemental employee retirement plans) and tax-exempt customers, including, but not limited to, defined benefit or defined contribution plans meeting the requirements of Section 401(a) of the Code (including 401(k) plans), retirement plans for self-employed individuals, plans established under Section 403(b) of the Code and plans meeting the requirements of Section 457(b) of the Code. IRAs, simplified employee pension IRAs (“SEP-IRAs”), salary reduction SEP-IRAs and Keogh plans are only eligible to purchase Class Y shares through Financial Intermediaries. For purposes of this SAI, the term “industrial corporation” is intended to mean any corporate entity employing 100 or more persons but does not include professional corporations or corporations established under Subchapter S of the Code. Investors eligible to purchase Class Y shares may not purchase any other Class of shares, except as noted above under “Class A Shares” and “Class C Shares.”

Purchases Through Intermediaries. Class A, Class B and Class C shares of each Participant Fund, Class Y shares of each Participant Fund other than the Short-Term Government Fund and shares of the Money Market Fund are available to clients and customers of Financial Intermediaries as provided above. Certain features of each Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, GEAM or GEID and such Financial Intermediaries. Financial Intermediaries may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust or GEID. Therefore, a client or customer should contact their investment adviser and/or Financial Intermediary acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read the Prospectus in light of the terms governing his or her account with the Financial Intermediary. Financial Intermediaries will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, GEAM or GEID.

The Trust has authorized certain Financial Intermediaries and their authorized designees to accept purchase and redemption orders on behalf of the Trust. The Trust is deemed to have received a purchase or redemption order when a Financial Intermediary or its authorized designee accepts the order from its client or customer. Orders received in such a manner will be priced according to the net asset value of the Fund next determined after the order is received by the Financial Intermediary or its authorized designee.

Subsequent Purchase of Shares

Investors may purchase additional shares of a Fund at any time in the manner outlined above. All payments should clearly indicate the investor’s account number, Fund number and desired Class. Subsequent purchases of Class A shares in accounts initially established with a purchase through GEID may be made without paying any initial sales charge.

Purchases In-Kind

The Trust may, in its discretion, require that proposed investments of $10 million or more in a particular Class of a Participant Fund, or in the Money Market Fund, be made in kind. This requirement is intended to minimize the effect of transaction costs on existing shareholders of a Fund. Such transaction costs, which may include broker’s commissions and taxes or governmental fees, domestic or foreign, as the case may be, may, in such event, be borne by the proposed investor in shares of the Fund. Under these circumstances, the Trust would inform the investor of the securities and amounts that are acceptable to the Trust. The securities would then be accepted by the Trust at their current market value in return for shares in the Fund of an equal value.

Redemptions

Shares of the Funds may be redeemed on any day on which the Fund’s net asset value is calculated as described below under “Net Asset Value.” Redemption requests received in proper form prior to the close of regular trading on the NYSE (normally 4:00pm Eastern time) will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value as next determined. The Trust normally transmits redemption proceeds within seven days after receipt of a redemption request. If a shareholder holds shares in more than one Class of a Participant Fund, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Trust receives further instructions. In addition, if the shareholder has checkwriting privileges, redemption of $100 or more may be made by writing a check either to the shareholder or to a third party. A shareholder who pays for shares of a Fund by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier’s check.

Certain redemptions are subject to a redemption fee. For information on redemption fees, please see “PURCHASE, REDEMPTION AND EXCHANGE OF SHARES – Redemption Fees” later in this SAI.

The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund’s investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for the protection of the Fund’s shareholders.

The Trust requires that shareholders maintain a minimum investment in a Fund of $500, so care should be exercised to ensure that redemptions do not reduce the shareholder’s investment below this minimum. Two exceptions exist to this minimum investment requirement: (1) an account established by a Qualified Plan, and (2) new accounts established with the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan. If the shareholder’s account balance is less than $500 (except in the circumstances described above), the Trust may automatically redeem the shares of the Fund in the account and remit the proceeds to the shareholder so long as the shareholder is given 30 days prior written notice of the action.

A holder of Existing Shares who fully redeems his account or whose account balance is involuntarily redeemed by the Trust in the manner set out below will not remain eligible for the load waiver thereafter, unless the person is otherwise eligible to purchase Class A shares without paying a load.

A CDSC payable to GEID is imposed on certain redemptions of Class A, Class B and Class C shares of a Participant Fund, however effected. Class A, Class B and Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) shares that were purchased more than a fixed number of years prior to the redemptions, (2) reinvestment of dividends or capital gains distributions, (3) shares purchased directly through GEID or (4) capital appreciation of shares redeemed. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (1) the net asset value of the Class A, Class B or Class C shares at the time of purchase or (2) the net asset value of the Class A, Class B or Class C shares at the time of redemption. In circumstances in which the CDSC is imposed upon redemption of Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed.

The CDSC on Class A and Class C shares is payable on the same terms and conditions as would be applicable to Class B shares, except that the CDSC on Class A and Class C shares is at a lower rate and for a shorter period than that imposed on Class B shares (1% for redemptions only during the first year after purchase), and except that Class A and Class C shares have no automatic conversion feature. The CDSC applicable to Class A and Class C shares is calculated in the same manner as the CDSC with respect to Class B shares and is waived in the same situations as with respect to Class B shares.

The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the U.S. Equity Fund, Premier Fund, Premier Value Fund, Value Equity Fund, Small-Cap Value Fund, Global Fund, International Fund and Strategic Investment Fund:

Year Since Purchase Payment was Made	CDSC as a % of Amount Redeemed
Within First Year	4.00%
Within Second Year	3.00%
Within Third Year	2.00%
Within Fourth Year	1.00%
Within Fifth Year	0.00%
Within Sixth Year	0.00%

The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the Tax-Exempt Fund, Income Fund, Government Securities Fund and the Short-Term Government Fund:

Year Since Purchase Payment was Made	CDSC as a % of Amount Redeemed
Within First Year	3.00%
Within Second Year	3.00%
Within Third Year	2.00%
Within Fourth Year	1.00%
Within Fifth Year	0.00%
Within Sixth Year	0.00%

The following table sets forth the CDSC rates applicable to redemptions of any Fund’s Class B shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds:

Year Since Purchase Payment was Made	CDSC as a % of Amount Redeemed
Within First Year	5.00%
Within Second Year	4.00%
Within Third Year	3.00%
Within Fourth Year	2.00%
Within Fifth Year	1.00%
Within Sixth Year	0.00%
Within Seventh Year	0.00%
Within Eighth Year	0.00%

Class B shares will automatically convert to Class A shares six years (eight years in the case of Class B shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds) after the date on which they were purchased and thereafter will no longer be subject to the higher distribution fee applicable to such Class B shares, but will be subject to the 0.25% distribution fee applicable with respect to Class A shares. See “Exchange Privilege” for the effect of exchanges on the CDSC applicable to exchanged shares.

In determining the applicability and rate of any CDSC to a redemption of shares of a Fund, the Distributor will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.

The Trust will waive the CDSC on certain redemptions of Class A, Class B or Class C shares of the Funds. CDSCs are waived on shares (1) acquired through reinvestment of dividends or capital gains, (2) redeemed because of death or disability, as defined in the Internal Revenue Code of 1986, as amended (“Code”), (3) that are mandatory retirement distributions on IRA accounts that represent the minimum required distribution from an IRA effected pursuant to a Systematic Withdrawal Plan, (4) that are redemptions of Class B or Class C shares effected through the Systematic Withdrawal Plan, not to exceed 10% of an investor’s account value, (5) that are redemptions of Class A shares originally purchased in amounts of $1 million or more if such investors were otherwise eligible to purchase Class A shares pursuant to another sales charge waiver, and (5) that represent “substantially” equal periodic payments” as described under Section 72(t)(2) of the Code.

Redemptions through an Authorized Firm

An investor whose shares are purchased with the assistance of an investment professional may redeem all or part of his or her shares in accordance with the instructions pertaining to such accounts. It is the responsibility of the Authorized Firm to transmit the redemption order (and credit its customers’ account with the redemption proceeds, if applicable) on a timely basis. If such investor is also the shareholder of record of those accounts on the books of State Street, he or she may redeem shares pursuant to methods described below. Such an investor using the redemption by mail or wire methods must arrange with the Authorized Firm for delivery of the required forms to State Street. It is the responsibility of the Authorized Firm to transmit the redemption order (and credit its customer’s account with the redemption proceeds, if applicable) on a timely basis.

Redemptions by Mail

Shares of a Fund may be redeemed by mail by making a written request for redemption that (1) states the Class and the number of shares or the specific dollar amount to be redeemed, (2) identifies the Fund or Funds from which the number or dollar amount is to be redeemed, (3) identifies the shareholder’s account number and (4) is signed by each registered owner of the shares exactly as the shares are registered and sending the request to the Trust at:

GE Funds

P.O. Box 219631

Kansas City, MO 64121-9631

For overnight package delivery:

GE Funds

c/o Boston Financial Data Services Inc. - Midwest

330 West 9th Street

Kansas City, MO 64105

Signature guarantees are required for all redemptions over $50,000. In addition, signature guarantees are required for requests to have redemption proceeds (1) mailed to an address other than the address of record, (2) paid to someone else, (3) wired to a financial institution other than the financial institution of record, or (4) mailed to an address that has been changed within the last 30 days. All signature guarantees must be guaranteed by a commercial bank, trust company, broker, dealer, credit union, national securities exchange or registered association, clearing agency or savings association or by Managers of Personnel Accounting of GE or their designated alternates. The Trust may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians or persons utilizing a power of attorney. A request for redemption will not be deemed to have been submitted until the Trust receives all documents in proper order typically required to assure the safety of a particular account. The Trust may waive the signature guarantee on a redemption of $50,000 or less if it is able to verify the signatures of all registered owners from its accounts.

Redemption by Telephone

Shares of a Fund may be redeemed by telephone, unless the investor has declined this option on the applicable section of the account application form. Dividends will be earned through and including the date of receipt of the redemption request. If the account is registered jointly in the name of more than one shareholder, only one shareholder will be required to authorize redemption of shares by telephone, and the Trust will be entitled to act upon telephonic instructions of any shareholder of a joint account. Redemptions of shares of a Fund by a Qualified Plan may not be effected by telephone.

Proceeds from a telephonic wire redemption request placed through a customer service representative will be transferred by wire to the shareholder’s bank account (which has previously been identified in writing to the Trust). A transmission fee of $10 will be charged for wire transfers of funds by the Trust. Wire transfers will be made directly to the account specified by the shareholder if that bank is a member of the Federal Reserve System or to a correspondent bank if the bank holding the account is not a member. Fees on wire transfers may also be imposed by the bank and will be the responsibility of the shareholder. Wire transfer of funds will be made within two business days following the telephonic request.

Proceeds from a telephonic check redemption request placed through the automated system will be sent by check to the shareholder’s address of record. The minimum telephonic wire redemption request is $1,000; the minimum telephonic check redemption request is $500, and the maximum telephonic check redemption request is $50,000.

Telephone redemption requests may be difficult to implement in times of drastic economic or market changes. In the event shareholders of the Funds are unable to contact the Trust by telephone, shareholders should write to the Trust at:

GE Funds

P.O. Box 219631

Kansas City, MO 64121-9631

For overnight package delivery:

GE Funds

c/o Boston Financial Data Services Inc. - Midwest

330 West 9th Street

Kansas City, MO 64105

By making a telephonic redemption request, a shareholder authorizes the Trust to act on the telephonic redemption instructions by any person representing himself or herself to be the shareholder and believed by the Trust to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and the Trust’s records of such instructions will be binding. If the procedures, which include the use of a personal identification number (“PIN”) system and the provision of written confirmation of transactions effected by telephone, were not employed by the Trust, the Trust could be subject to liability for any loss resulting from unauthorized or fraudulent instructions. As a result of compliance with this policy, if the Trust follows the procedures outlined above and has a good faith belief that the instructions it received were genuine, the shareholder will bear the risk of loss in the event of a fraudulent redemption transaction.

Systematic Withdrawal Plan

The Trust’s Systematic Withdrawal Plan permits investors in a Fund to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if they have a $10,000 minimum account in a Class of a Participant Fund or in the Money Market Fund. The maximum amount which may be withdrawn under the Systematic Withdrawal Plan is 10% of the value of a Shareholder’s account on an annual basis. An application for the Systematic Withdrawal Plan can be obtained from the Trust. The Systematic Withdrawal Plan may be terminated at any time by the investor or the Trust.

Involuntary Redemptions

An account of a shareholder of a Fund with respect to a Class of shares (if applicable) that is reduced by redemptions, and not by reason of market fluctuations to a value of $500 or less may be redeemed by the Trust, but only after the shareholder has been given notice of at least 30 days in which to increase the balance in the account to more than $500. An account established through a Qualified Plan or an account that has not yet reached the $500 minimum through the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan will not be involuntarily redeemed.

Distributions In-Kind

If the Board determines that it would be detrimental to the best interests of a Fund’s shareholders to make a redemption payment wholly in cash, the Trust may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Trust’s net assets by a distribution in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEAM to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

Checkwriting Privileges

A shareholder of the Money Market Fund may request in an application form or by letter sent to the Trust that he or she would like checkwriting privileges, which are provided at no cost to the shareholder. The Trust will provide redemption checks (“Checks”) drawn on the shareholder’s account. Checks will be sent only to the shareholder of the account and only to the address of record. The application or written request must be manually signed by the shareholder. Checks may be made payable to the order of any person in an amount of $100 or more. Dividends are earned until the Check clears. When a Check is presented to State Street for payment, State Street, as agent, will cause the Money Market Fund to redeem a sufficient number of shares in the shareholder’s account to cover the amount of the Check. Checks will generally not be returned to the shareholder after clearance, unless such return is requested in writing by the shareholder. Shareholders generally will be subject to the same rules and regulations that State Street applies to checking accounts. Unless otherwise specified in writing to the Trust, only the signature of one shareholder of a joint account is required on Checks.

Checks may not be written to redeem shares purchased by check until the earlier of (1) the date that good funds are credited to State Street by its correspondent bank or (2) 15 days from the date of receipt of the check utilized to purchase shares. If the amount of the Check is greater than the value of the shares in a shareholder’s account, the Check will be returned marked “insufficient funds.” Checks should not be used to close an account. Checks written on amounts subject to the hold described above will be returned marked “uncollected.” If the Check does not clear, the shareholder will be responsible for any loss that the Money Market Fund or State Street incurs.

The Trust may modify or terminate the checkwriting privilege at any time on 30 days’ notice to participating shareholders. The checkwriting privilege is subject to State Street’s rules and regulations and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to Checks drawn on State Street must be given to State Street. Stop payment instructions may be given by calling the applicable toll free number listed on the back cover of the Prospectus.

Reinstatement Privilege

Participant Funds also offer a reinstatement privilege under which a shareholder that has redeemed Class A, Class B or Class C shares may reinvest the proceeds from the redemption without imposition of a sales charge, provided the reinvestment is made within 60 days of the redemption. A shareholder wishing to exercise this privilege must do so in writing.

For purposes of determining the amount of any CDSCs payable on any subsequent redemptions, the purchase payment made through exercise of the reinstatement privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinstatement was effected). The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege but a loss will be nullified if the reinvestment is made within 30 days of redemption. Refer to the section titled “Dividends, Distributions and Taxes” later in this SAI for the tax consequences when, within 90 days of a purchase of Class A, Class B or Class C shares, the shares are redeemed and reinvested in a Participant Fund.

Exchange Privilege

The exchange privilege described in the Prospectus enables a shareholder of a Fund to acquire shares in a Fund having a different investment objective and policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request. The exchange limit may be modified for certain retirement plan investors. An exchange may be subject to a redemption fee. For information on redemption fees, please see “PURCHASE, REDEMPTION AND EXCHANGE OF SHARES – Redemption Fees” later in this SAI.

Shares of each Class of a Participant Fund may be exchanged for shares of the same Class of any other Participant Fund at their respective net asset values. An institutional investor (other than a Class Y eligible retirement plan) can exchange shares of the Money Market Fund for Class Y shares of a Participant Fund. A Class Y eligible retirement plan can exchange shares of the Money Market Fund for Class A or Class Y shares of a Participant Fund, as selected by the plan sponsor, depending upon whether the plan sponsor desires the additional services provided to Class A shareholders. All other Money Market Fund shareholders will be given the choice of receiving either Class A, Class B or Class C shares of a Participant Fund upon the completion of an exchange, subject to applicable sales charges. The privilege is available to shareholders residing in any state in which shares of the Fund being acquired may legally be sold.

An exchange of shares is treated for Federal income tax purposes as a redemption (that is, a sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. An exchange of shares may be made by calling or by writing the Trust. The Trust may, upon 60 days’ prior written notice to the shareholders of a Fund, materially modify or terminate the exchange privilege with respect to the Fund or impose a charge of up to $5 for exchanges of shares of the Fund.

Shareholders who exchange their Class A shares purchased through a Financial Intermediary, and Class B or Class C shares, for the Money Market Fund shares will be subject to the CDSC applicable to Class A, Class B or Class C shares at the time the shareholder redeems such Money Market Fund shares. Upon an exchange of Class A, Class B or Class C shares for Class A, Class B or Class C shares (as applicable) of another Participant Fund, the new Class A, Class B or Class C shares will be deemed to have been purchased on the same date as the Class A, Class B or Class C shares of the Participant Fund that have been exchanged for CDSC calculation purposes. However, a shareholder who exchanges his Class A, Class B or Class C shares for shares of the Money Market Fund and then exchanges those shares for Class A, Class B or Class C shares will be subject to having the period of time in which his shares were invested in the Money Market Fund tolled when computing the applicable CDSC. Likewise, shareholders who exchange their Class A, Class B or Class C shares of a Participant Fund with Class A, Class B or Class C shares of another Participant Fund will be subject to the CDSC of the original Fund at the time of redemption from the second Fund.

Class B shares of any Participant Fund acquired either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds, will be charged the CDSC applicable to the Class B shares that had been applicable to the relevant Investors Trust Fund before the combination. Shareholders of the Money Market Fund who acquired their shares by exchange from an Investors Trust Fund will be charged the CDSC that had been applicable to the Class B shares of the relevant Investors Trust Fund upon redemption from the Money Market Fund. Shares of the Funds purchased through a Financial Intermediary may only be exchanged for shares of another Fund which is offered by that Financial Intermediary.

Shareholders exercising the exchange privilege should review the Prospectus disclosure for the Fund they are considering investing in carefully prior to making an exchange.

Policy on Abusive Trading

Excessive or short-term trading in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Funds and the Distributor will not knowingly permit investors to engage in excessive or short-term trading in Fund shares. However, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or reasonably detect excessive or short-term trading that may be facilitated by these intermediaries or by the use of combined omnibus accounts by those intermediaries. The Funds or the Distributor may reject a purchase order and may terminate or restrict the exchange privilege of any investor, group of investors, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Funds or the Distributor, actual or potential harm to the Funds. The Funds or the Distributor may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed or after acceptance by an intermediary.

Investors who have not engaged in market timing may also be prevented from exchanging or purchasing shares of the GE Funds if the GE Funds or the Distributor believe the intermediary or its representative associated with that investor’s account has otherwise been involved in excessive or short-term trading on behalf of other accounts or investors.

Redemption Fees

A 2% redemption fee is charged on redemptions of shares of the International Fund and Global Fund to the extent the shares are redeemed (either by selling the shares or exchanging to another Fund) within 90 days of purchase, subject to certain exceptions. Shares of the International Fund and Global Fund held for more than 90 days are not subject to this 2% redemption fee. This fee is paid to the respective Funds, not GE Asset Management or the Distributor, and is designed to offset the brokerage commissions, market impact, and other costs associated with short-term trading. Shares held the longest will always be redeemed first. If shareholder transfer shares to a different account registration or converts them to a different share class, the shares will retain their original purchase date for purposes of assessing the redemption fee.

The redemption fee does not apply to shares purchased through: (1) acquired through dividends or capital gains investments; (2) defined contribution plans (including 401(k) and 403(b) plans); (3) redeemed because of death or disability, as defined in the Code; (4) that are mandatory retirement distributions of IRA accounts that represent the minimum required distribution from an IRA effected pursuant to a Systematic Withdrawal Plan; and (5) that are redemptions of Class B or Class C shares effected through the Systematic Withdrawal Plan, not to exceed 10% of an investor’s account value.

The 2% redemption fee will also be imposed on investments made through financial intermediaries in certain omnibus accounts.

NET ASSET VALUE

The Trust will not calculate net asset value on days that the NYSE is closed. The following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund’s shares could be significantly affected.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of certain Funds may not take place contemporaneously with the determination of the prices of many of their portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the WM/Reuters 11:00am Eastern time exchange rate. If these quotations are not available, the rate of exchange will be determined in good faith by the Board. In carrying out the Board’s valuation policies, the fair valuation committee may consult with one or more independent pricing services (“Pricing Service”) retained by the Trust.

Debt securities of U.S. issuers (other than Government Securities and short-term investments), including Municipal Obligations, are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for Municipal Obligations are obtained from a qualified municipal bond pricing service. When, in the judgment of a pricing service, quoted bid prices for Municipal Obligations are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Municipal Obligations that are not regularly quoted are carried at fair value as determined by the Board, which may rely on the assistance of the pricing service. The procedures of pricing services are reviewed periodically by GEAM under the general supervision and responsibility of the Board.

The valuation of the portfolio securities of the Money Market Fund is based upon amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in “eligible securities” as defined in the rule, which are determined by GEAM to present minimal credit risks. Pursuant to the rule, GEAM has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund’s portfolio holdings at such intervals as GEAM may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

The rule regarding amortized cost valuation provides that the extent of certain significant deviations between the Money Market Fund’s net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Fund, the Board must, in accordance with the rule, cause the Fund to take such corrective action as the Board regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Net investment income (that is, income other than long- and short-term capital gains) and net realized long- and short-term capital gains are determined separately for each Fund. Dividends of a Participant Fund or the Money Market Fund which are derived from net investment income and distributions of net realized long- and short-term capital gains paid by a Fund to a shareholder will be automatically reinvested in additional shares of the same Class of the Participant Fund or the Money Market Fund, respectively, and deposited in the shareholder’s account, unless the shareholder instructs the Trust, in writing or by telephone, to pay all dividends and distributions in cash. Shareholders may contact the Trust for details concerning this election. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to a shareholder, the Fund may terminate the shareholder’s election to receive dividends and other distributions in cash. Thereafter, the shareholder’s subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund until the shareholder notifies the Fund in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in cash be reinstated. No interest will accrue on amounts represented by uncashed dividend, distribution or redemption checks. Dividends attributable to the Tax-Exempt Fund, Income Fund, Government Securities Fund, Short-Term Government Fund and Money Market Fund are declared daily and paid monthly.

The Government Securities Fund will declare a distribution each day in an amount based on periodic projections of its future net investment income and will pay such distributions monthly. Consequently, the amount of each daily distribution may differ from actual net investment income. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluctuations in the level of monthly distribution payments that might result if such Fund declared dividends in the exact amount of its daily net investment income.

It is possible, however, as a result of this policy that total distributions in a year could exceed the total of the Government Securities Fund’s current year net investment income and capital gains. If this should occur, a portion of the distributions received by shareholders of such Fund could be a nontaxable “return of capital” for federal income tax purposes and thereby reduce the shareholder’s cost basis in shares of the Fund. If distributions are received in additional shares rather than cash, the capital “returned” would be automatically reinvested. In general, a shareholder’s total cost basis in the Fund will reflect the cost of the shareholder’s original investment plus the amount of any reinvestment.

Dividends attributable to the net investment income of the Premier Fund, Premier Value Fund, U.S. Equity Fund, Small-Cap Value Fund, Value Equity Fund, Global Fund, International Fund and Strategic Investment Fund are declared and paid annually. If a shareholder redeems all of his shares of the Tax-Exempt Fund, Income Fund, Government Securities Fund, Short-Term Government Fund or the Money Market Fund at any time during a month, all dividends to which the shareholders is entitled will be paid to the shareholder along with the proceeds of his redemption. Written confirmations relating to the automatic reinvestment of daily dividends will be sent to shareholders within five days following the end of each quarter for the Tax-Exempt Fund, Income Fund, Government Securities Fund and Short-Term Government Fund, and within five days following the end of each month for the Money Market Fund. Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made annually. These dividends and distributions are intended to comply with the requirements of the Code and are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. All expenses of the Tax-Exempt Fund, Income Fund, Government Securities Fund, Short-Term Government Fund and the Money Market Fund are accrued daily and deducted before declaration of dividends to shareholders. Earnings of the Tax-Exempt Fund, Income Fund, Government Securities Fund, Short-Term Government Fund and the Money Market Fund for Saturdays, Sundays and holidays will be declared as dividends on the business day immediately preceding the Saturday, Sunday or holiday. As a result of the different service and distribution fees applicable to the Classes, the per share dividends and distribution on Class Y shares will be higher than those on Class A shares, which in turn will be higher than those of Class B and Class C shares.

Each Fund is subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of net investment income and capital gains. If necessary to avoid the imposition of this tax, and if in the best interests of the Fund’s shareholders, the Trust will declare and pay dividends of the Fund’s net investment income and distributions of the Fund’s net capital gains more frequently than stated above.

Taxation of the Funds and Their Investments

The following is a summary of the Federal taxation of the Funds and their investments and is based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action, possibly with retroactive effect.

Each Fund is treated as a separate taxpayer for Federal income tax purposes. The Trust intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to continue to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least the sum of (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and any excess of its net realized short-term capital gains over its net realized long-term capital losses) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (collectively, the “90% distribution requirement”), (which the Trust intends each Fund to do), then under the provisions of Subchapter M of the Code, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute dividend income (including dividends derived from capital gains or interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the value of each Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (with such securities of any one issuer being limited to no more than 5% of the value of each Fund and to no more than 10% of the outstanding voting securities of such issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

In addition, in order to avoid a 4% nondeductible federal excise tax on certain undistributed income of, each Fund generally must distribute in a timely manner the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.

Investment income received by a Fund from sources within foreign countries, or capital gains earned by the Funds investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or an exemption from tax on income and gains from such countries. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds’ assets to be invested within various countries is not now known. The Trust intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Funds with “Global” and “International” in their names each anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund will be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which a Fund makes such an election, it will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit against the shareholder’s own tax liability. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

A Fund’s transactions in foreign currencies, forward contracts, options contracts and futures contracts are subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark-to-market” certain types of the positions in its portfolio (that is, treat them as if they were closed out at the end of each year) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.

For example, foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

In addition, each Fund that invests in certain payment-in-kind securities, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Each Fund seeks to monitor its transactions to make the appropriate tax elections and make the appropriate entries in its books and records when the Fund acquires any foreign currency, forward contract, option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Tax-Exempt Fund is designed to provide investors with current tax-exempt interest income. Exempt-interest dividends distributed to shareholders by this Fund are not included in the shareholder’s gross income for regular federal income tax purpose (but may nevertheless be subject to federal alternative minimum taxes). In order for the Tax-Exempt Fund to pay exempt-interest dividends during any taxable year, at least 50% of the value of the Fund at the close of each quarter of such taxable year must consist of tax-exempt municipal obligations.

The Tax-Exempt Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by private activity bonds that are owned by the Tax-Exempt Fund or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a nonexempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues are more than 5% of the total revenue derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

Under the Code, interest on specified private activity bonds issued after August 7, 1986, although exempt from regular federal income taxes, is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and corporations. If the Tax-Exempt Fund invests in such specified private activity bonds, it will report a portion of the exempt-interest dividends paid to its shareholders as interest on specified private activity bonds, and hence as a tax preference item. In addition, all exempt-interest dividends are included in adjusted current earnings.

In addition, the receipt of exempt-interest dividends may affect a foreign corporate shareholder’s federal “branch profits” tax liability and a Subchapter S corporation shareholder’s federal “excess net passive income” tax liability. Prospective investors should consult their own tax advisers as to whether they are (i) substantial users with respect to a facility or related to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, any applicable state alternative minimum tax, the federal branch profits tax, or the federal excess net passive income tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Fund is not deductible for federal income tax purposes. Receipt of exempt-interest dividends may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

As of September 30, 2003, the following Funds have capital loss carryforwards as indicated below. The capital loss carryforwards of each such Fund are available to offset that Fund’s future capital gains realized prior to the expiration of the applicable carryforwards to the extent provided in the Code and regulations thereunder.

Fund	Amount		Expiration Dates: September 30,
U.S. Equity Fund	$ $	3,656,316 27,364,306	2010 2011

Value Equity Fund	$ $	117,753 608,250	2010 2011

Small-Cap Value Fund	$ $	289,315 286,350	2010 2011

Global Fund	$ $	2,791,977 6,097,079	2010 2011

International Fund	$ $	3,826,285 11,590,068	2010 2011

Premier Fund		$16,631,523	2011

Premier Value Fund	$ $	69,154 811,532	2010 2011

Government Securities Fund	$ $	1,748,819 13,930,305	2004 2008

Tax-Exempt Fund	$ $ $ $	305,442 437,039 115,020 5,270	2004 2008 2009 2011

Strategic Investment Fund		$2,522,780	2011

Money Market Fund	$ $	5,688 120	2005 2010

Taxation of U.S. Shareholders

The following is a summary of certain Federal income tax considerations regarding the purchase, ownership and disposition of shares of the Funds and is based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action, possibly with retroactive effect. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions by a Fund of the excess of its net long-term capital gains over its net short-term capital losses which are properly designated by a Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his or her shares and regardless of whether such distributions are paid in cash or reinvested in additional shares. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by a Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks an securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a dividend qualifying for long-term capital gains rates and such a dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in his or her Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that the Fund has received dividend income during the taxable year that otherwise qualifies for the deduction; capital gain dividends distributed by a Fund are not eligible for the dividends received deduction. In order to constitute an eligible qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends received deduction to which it would otherwise be eligible to claim. The entire eligible dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of “extraordinary dividends” (as described above) received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

A Fund may elect to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may claim a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s tax basis for his or her shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. Federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his or her behalf. In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares is a capital gain or loss if the shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale or redemption; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his or her shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his or her basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of tax the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the Internal Revenue Service (“IRS”). Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.

Each Fund may be required to withhold U.S. federal income tax at a rate of 28% (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 28% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

PRINCIPAL STOCKHOLDERS

The following persons are the only persons known by the Trust to hold of record more than 5% of the outstanding shares of any class of the Funds as of December 31, 2003.

Name and Address of Record Owner	Amount of Ownership	Percent of Class
Fixed Income Fund – Class C Shares

Circle Trust Company Cust. Tube FAB Roman Engineering 401K Profit Sharing Metro Center One Station Place Stamford, CT 06902-6800	49,056.334 shares	19.94%

State Street Bank & Trust Cust. IRA R/O George J. Turner 254 Hancock Street Brooklyn, NY 11216-2201	16,528.281 shares	6.72%

Circle Trust Company Cust. Goldk Omnibus Account Metro Center One Station Place Stamford, CT 06902-6800	15,601.636 shares	6.34%

UBS Financial Services Inc. FBO UBS-Finsvc CDN FBO Albert J. Blanchard P.O. Box 3321 Weehawken, NJ 07086-8154	23,434.921 shares	9.53%

Fixed Income Fund – Class Y Shares

MCB Trust Services Trustee 401(K) INV Plan for Selected GE Cap 700 17th Street, Suite 300 Denver, CO 80202-3531	905,041.049 shares	10.95%

MCB Trust Services Trustee GE Cap Info Tech Solutions EE Svgs. 700 17th Street, Suite 300 Denver, CO 80202-3531	543,103.471 shares	6.57%

MCB Trust Services Trustee The Asset Mgmt. Plan for Aff GE 700 17th Street, Suite 300 Denver, CO 80202-3531	2,609,039.817 shares	31.56%

MCB Trust Services Cust. Frontier Trust Company as TTEE FBO Heller Executive Deferred Comp Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	950,770.302 shares	11.50%

Global Equity Fund – Class B Shares

Citigroup Global Markets Inc. 00168201607 333 West 34th Street, 3rd Floor New York, NY 10001-2402	7,052.302 shares	7.05%

Global Equity Fund – Class C Shares

Sterling Trust Company Cust. FBO First Impressions Lithographic 700 17th Street, Suite 100 Denver, CO 80202-3507	4,295.249 shares	18.71%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,766.621 shares	12.05%

GE Asset Management Attn: Amanuel Haile-Mariam 3003 Summer Street, P.O. Box 7900 Stamford, CT 06904-7900	3,732.352 shares	16.26%

Global Equity Fund – Class Y Shares

MCB Trust Services Trustee 401(K) Inv Plan for Selected GE Cap 700 17th Street, Suite 300 Denver, CO 80202-3531	789,656.391 shares	90.34%

MCB Trust Services Trustee GE Client Business Svcs. Ret. Inc. 700 17th Street, Suite 300 Denver, CO 80202-3531	53,489.405 shares	6.12%

Government Securities Fund – Class C Shares

Geraldean Edge 11329 SW 109th Road, Apt. D Miami, FL 33176-8417	9,023.851 shares	7.73%

Mildred Helen Schuh 13740 SW 109th Street Miami, FL 33188-0001	11,238.188 shares	9.62%

Circle Trust Company C/F Goldk Omnibus Account Metro Center One Station Place Stamford, CT 06902-6800	7,848.122 shares	6.72%

State Street Bank & Trust Cust. IRA R/O Robert H. Krebs 1005 Shadyside Lane Weston, FL 33327-1856	11,898.834 shares	10.19%

NFSC FEBO #0S3-023183 John J. Gannon Priscilla K. Gannon 2 Kelley Lane Wayland, MA 01778-1035	10,745.657 shares	9.20%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5,945.303 shares	5.09%

International Equity Fund – Class A Shares

Moderate Strategy LifeStyle Funds Omnibus Account – Underlying Fund Attn: Mary Stone GE Investment Services 3003 Summer Street Stamford, CT 06905-4316	235,336.874 shares	13.31%

Aggressive Strategy LifeStyle Funds Omnibus Account – Underlying Fund Attn: Mary Stone GE Investment Services 3003 Summer Street Stamford, CT 06905-4316	121,320.558 shares	6.86%

MCB Trust Services Trustee Centerprise Savings Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	88,586.614 shares	5.01%

MCB Trust Services Trustee Aggregate Industries Ret. Savings Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	296,605.298 shares	16.77%

International Equity Fund – Class B Shares

Ameritrade Inc FBO 7791204471 P.O. Box 2226 Omaha, NE 68103-2226	7,400.501 shares	6.90%

International Equity Fund – Class C Shares

Circle Trust Company Custodian Bruce T. Lessien MD Safe Harbour 401(k) Metro Center 1 Station Place Stamford, CT 06902-6800	22,321.334 shares	17.96%

Circle Trust Co. Cust. The Cobalt Group Inc. 401(k) Metro Center One Station Place Stamford, CT 06902-6800	10,795.635 shares	8.69%

Circle Trust Company C/F Goldk Omnibus Account Metro Center One Station Place Stamford, CT 06902-6800	10,042.280 shares	8.08%

International Equity Fund – Class Y Shares

MCB Trust Services Trustee GE Cap Info Tech Solutions EE Svgs 700 17th Street, Suite 300 Denver, CO 80202-3531	538,968.901 shares	15.36%

MCB Trust Services Trustee GE Capital Asset Maintenance Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	246,938.239 shares	7.04%

MCB Trust Services Trustee The Asset Mgmt Plan for Aff GE 700 17th Street, Suite 300 Denver, CO 80202-3531	1,173,322.882 shares	33.44%

MCB Trust Services as Agent for Frontier Trust Company as TTEE FBO Heller Executive Deferred Comp. Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	384,682.209 shares	10.96%

MCB Trust Services Trustee Heller Financial Savings & Profit Savings Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	276,621.537 shares	7.88%

Money Market Fund

MCB Trust Services as Agent for Frontier Trust Company as TTEE FBO Heller Executive Deferred Comp. Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	15,169,146.934 shares	5.95%

Premier Growth Equity Fund – Class A Shares

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	1,533,632.728 shares	12.02%

Premier Growth Equity Fund – Class Y Shares

MCB Trust Services Trustee The Asset Mgmt Plan for Aff GE 700 17th Street, Suite 300 Denver, CO 80202-3531	1,435,809.766 shares	32.58%

MCB Trust Services Trustee GE Financial Assurance Savings Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	293,152.236 shares	6.65%

MCB Trust Services as Agent for Frontier Trust Company as TTEE FBO Heller Executive Deferred Comp. Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	385,320.502 shares	8.74%

MCB Trust Services Trustee Heller Financial Savings & Profit Sharing Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	617,171.487 shares	14.01%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	464,191.327 shares	10.53%

Premier Value Equity Fund – Class A Shares

MCB Trust Services Trustee Centerprise Savings Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	186,395.871 shares	9.78%

GEFA Holdings Inc. c/o GE Asset Management Attn: Amanuel Haile-Mariam 3003 Summer Street, P.O. Box 7900 Stamford, CT 06904-7900	1,066,681.266 shares	55.99%

Premier Value Equity Fund – Class B Shares

Deborah Norrie TODD Norrie TTEES U/A 11-20-98 Tyler Norrie Trust Indenture 312 Russet Lane Southington, CT 06489-1774	4,742.502 shares	7.07%

GEFA Holdings Inc. c/o GE Asset Management Attn: Amanuel Haile Mariam 3003 Summer Street, P.O. Box 7900 Stamford, CT 06904-7900	10,314.852 shares	15.37%

Premier Value Equity Fund – Class C Shares

Margaret S. Schmitt 73 Deerfield Lane Ossining, NY 10562-2529	4,260.448 shares	14.13%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,608.707 shares	5.34%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	2,964.041 shares	9.83%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	1,767.574 shares	5.86%

GEFA Holdings Inc. c/o GE Asset Management Attn: Amanuel Haile Mariam 3003 Summer Street, P.O. Box 7900 Stamford, CT 06904-7900	10,265.802 shares	34.06%

Premier Value Equity Fund – Class Y Shares

GEFA Holdings Inc. c/o GE Asset Management Attn: Amanuel Haile Mariam 3003 Summer Street, P.O. Box 7900 Stamford, CT 06904-7900	10,634.356 shares	99.92%

Short-Term Government Fund – Class C Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	36,973.588 shares	5.20%

Short-Term Government Fund – Class Y Shares

Cumberland Resources Corporation P.O. Box 2560 Wise, VA 24293-2560	88,630.785 shares	90.36%

Building with Books Inc. P.O. Box 16741 Stamford, CT 06905-8741	6,440.077 shares	6.57%

Small-Cap Value Equity Fund – Class A Shares

GE Asset Management Attn: Amanuel Haile Mariam 3003 Summer Street, P.O. Box 7900 Stamford, CT 06904-7900	939,368.382 shares	23.03%

Small-Cap Value Equity Fund – Class B Shares

GE Asset Management Attn: Amanuel Haile Mariam 3003 Summer Street, P.O. Box 7900 Stamford, CT 06904-7900	666,740.792 shares	43.30%

Small-Cap Value Equity Fund – Class C Shares

Sterling Trust Company Cust. Grand Vehicle Works Holdings 700 17th Street, Suite 100 Denver, CO 80202-3507	51,605.978 shares	6.95%

Small-Cap Value Equity Fund – Class Y Shares

Aggressive Allocation LifeStyle Funds Omnibus Account – Underlying Fund Attn: Mary Stone GE Investment Services 3003 Summer Street Stamford, CT 06905-4316	106,938.096 shares	7.00%

Key Bank NA TTEE FBO Cole National – Cash AC 2020200-0981620 P.O. Box 94871 Cleveland, OH 44101-4871	156,471.182 shares	10.24%

Wesbanco Trust & Inv. Services C/F Oglebay Institute 1 Bank Plaza Wheeling, WV 26003-3543	107,886.511 shares	7.06%

National City Bank TTEE Hathaway Brown Trust 08/27/02 Attn: Trust Mutual Funds 01/408171403 P.O. Box 94984 Cleveland, OH 44101-4984	170,505.702 shares	11.16%

MCB Trust Services Trustee GE Financial Assurance Savings Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	162,570.194 shares	10.64%

MCB Trust Services as Agent for Frontier Trust Company as TTEE FBO Heller Executive Deferred Comp. Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	544,423.246 shares	35.62%

Strategic Investment Fund – Class Y Shares

MCB Trust Services Trustee 401(K) Inv. Plan for Selected GE Cap 700 17th Street, Suite 300 Denver, CO 80202-3531	860,469.544 shares	18.25%

MCB Trust Services Trustee GE Cap Info Tech Solutions EE Svgs. 700 17th Street, Suite 300 Denver, CO 80202-3531	482,712.926 shares	10.24%

MCB Trust Services Trustee GE Capital Asset Maintenance Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	272,686.242 shares	5.78%

MCB Trust Services Trustee The Asset Mgmt Plan for Aff GE 700 17th Street, Suite 300 Denver, CO 80202-3531	1,573,671.986 shares	33.38%

MCB Trust Services Trustee Heller Financial Savings & Profit Sharing Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	380,378.276 shares	8.07%

Tax-Exempt Fund – Class A Shares

UBS Financial Services Inc. FBO Scheryle Jann Simmons-Patigian Trust UA DTD 2/10/98, Security 2390 E. Camelback Road, Suite 240 Phoenix, AZ 85016-3434	480,827.360 shares	13.87%

UBS Financial Services Inc. FBO Scheryle Jann Simmons Descendants Trust DTD 2/1/98 2390 E. Camelback Road, Suite 240 Phoenix, AZ 85016-3434	257,091.579 shares	7.42%

Tax-Exempt Fund – Class B Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	16,217.993 shares	6.29%

Deborah Norrie Todd Norrie TTEES U/A 11-20-98 Tyler Norrie Trust Indenture 312 Russet Lane Southington, CT 06489-1774	14,195.589 shares	5.51%

US Clearing Corp. FBO 575-11568-10 26 Broadway New York, NY 10004-1703	15,798.005 shares	6.13%

Tax-Exempt Fund – Class C Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15,517.003 shares	6.69%

Raymond James & Assoc. Inc. FBO Cheatham R. BIN# 47294395 880 Carillon Pkwy St. Petersburg, FL 33716-1100	15,934.254 shares	6.87%

Scott & Stringfellow, Inc. A/C 8547-9135 909 East Main Street Richmond, VA 23219-3002	21,143.316 shares	9.12%

Raymond James & Assoc. Inc. FBO John Bohlman BIN# 85594619 880 Carillon Pkwy St. Petersburg, FL 33716-1100	18,140.052 shares	7.82%

Tax-Exempt Fund – Class Y Shares

GE Asset Management Attn: Michael Bergan 3003 Summer Street, 6th Floor Stamford, CT 06905-4317	2,413.115 shares	11.00%

Ameritrade Inc. 4211 S. 102nd Street Omaha, NE 68127-1123	19,457.062 shares	88.69%

U.S. Equity Fund – Class Y Shares

Post & Co. AC 587122 c/o The Bank of New York Attn: Mutual Fund/Reorg Dept. P.O. Box 1066 New York, NY 10286	867,322.200 shares	6.70%

MCB Trust Services Trustee 401(K) Inv. Plan for Selected GE Cap 700 17th Street, Suite 300 Denver, CO 80202-3531	1,770,059.652 shares	13.67%

MCB Trust Services Trustee GE Cap Info Tech Solutions EE Svgs. 700 17th Street, Suite 300 Denver, CO 80202-3531	781,343.715 shares	6.03%

MCB Trust Services Trustee GE Capital Asset Maintenance Plan 700 17th Street, Suite 300 Denver, CO 80202-3531	725,592.986 shares	5.60%

MCB Trust Services Trustee The Asset Mgmt Plan for Aff GE 700 17th Street, Suite 300 Denver, CO 80202-3531	3,478,985.172 shares	26.87%

Standard Life Assurance Company of Canada c/o Josie Cammisano Investment Accounting 1245 Sherbrooke Street West, 16th Floor Montreal, Quebec H3G 1G3	2,054,986.303 shares	15.87%

Value Equity Fund – Class C Shares

Circle Trust Company Custodian Bruce T. Lessien MD Safe Harbour 401(k) Metro Center 1 Station Place Stamford, CT 06902-6800	23,838.412 shares	12.27%

Value Equity Fund – Class Y Shares

The Horace Bushnell Memorial Hall 166 Capitol Avenue Hartford, CT 06106-1646	102,657.065 shares	24.44%

Wendel & Co. #338486 FBO Smith & Newphew c/o Bank of New York Mutual Fund Reorg. Dept. P.O. Box 1066, Wall Street Station New York, NY 10868	233,661.246 shares	55.63%

First Union National Bank Omnibus Reinvest/Reinvest 1525 West Wt. Harris Blvd. CMG 3C4 Charlotte, NC 28262-8522	36,298.020 shares	8.64%

Nabob Co. P.O. Box 7088 Wyomissing, PA 19610-6088	45,066.263 shares	10.73%

As of December 31, 2003: (i) the current Trustees and officers of the Trust, as a group, beneficially owned less than 1% of each Fund’s outstanding shares; (ii) GE Financial Assurance Holdings, Inc. (“GEFAH”), a Delaware corporation, owned 54.54% of the outstanding shares of the Premier Value Fund; and (iii) MCB Trust Services, as Trustee (“MCB”), owns 29.14% of the outstanding shares of the Global Fund. So long as GEFAH and MCB own more than 25% of the outstanding shares of the referenced Funds, they may be deemed to control these Funds.

FUND HISTORY AND ADDITIONAL INFORMATION

The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the “Declaration”).

Currently, there are fifteen funds in the Trust. The U.S. Equity Fund was established as a series of the Trust on August 24, 1992. The Global Fund, Strategic Investment Fund, Tax-Exempt Fund, Income Fund and Money Market Fund were added as series of the Trust on November 11, 1992. The Short-Term Government Fund and International Fund were added as series of the Trust on March 1, 1994. The International Income Fund were added as series of the Trust on June 17, 1994. The Premier Fund was added as a series of the Trust on July 22, 1996. The Value Equity Fund and Government Securities Fund were added as series of the Trust on June 2, 1997. The Small-Cap Value Fund and Small-Cap Growth Fund were added as series of the Trust on May 8, 1998. The Premier Value Fund was added as a series of the Trust on December 13, 1999.

On September 26, 1997, the Trust, on behalf of GE Value Equity Fund, GE Tax-Exempt Fund, GE Government Securities Fund and GE Short-Term Government Fund, acquired all or substantially all of the assets of Investors Trust Value Fund, Investors Trust Tax Free Fund, Investors Trust Government Fund and Investors Trust Adjustable Rate Fund, respectively (each a series of Investors Trust).

In the interest of economy and convenience, physical certificates representing shares of a Fund are not issued. State Street maintains a record of each shareholder’s ownership of shares of a Fund.

Shareholder Liability. Massachusetts law provides that shareholders of the Funds may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and permits notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of a Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Funds in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Funds.

Shareholder Rights and Voting. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in a Fund’s investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) certain expenses allocable exclusively to each Class; (4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. The Board of Trustees may amend the Declaration of Trust without the vote of shareholders in order to conform the provisions to tax or regulatory requirements, or to make other changes that do not materially affect the rights of shareholders. In addition, the Trustees may reclassify and redesignate any series or class of shares outstanding, as long as the action does not materially adversely affect the rights of the affected shareholders. The Declaration of Trust permits the Trustees to terminate a Fund, under certain circumstances, without the vote of shareholders and the Board may do so after providing appropriate notice to the Fund’s shareholders.

When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) matters affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

Counsel. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel for the Trust.

Independent Accountants. PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as independent accountants of the Trust. Coopers & Lybrand L.L.P. (one of the predecessor firms of PricewaterhouseCoopers LLP), One Post Office Square, Boston, Massachusetts 02109, served as independent accountants to Investors Trust, all or substantially all the assets of which were acquired by the Trust on September 26, 1997.

FINANCIAL STATEMENTS

The Annual Report dated September 30, 2003, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included in the Reports. On June 11, 1999, the Board of Trustees approved a share class redesignation (the “Redesignation”) for each of the Funds, except the Money Market Fund, effective September 17, 1999. The Redesignation will combined each Fund’s respective Class A and Class C shares into a single class and renamed Class D shares Class Y shares. At the same time, the Trustees also approved, effective September 17, 1999, a 0.25% reduction in the annual distribution and shareholder servicing fee rate for Class A shareholders. The Annual Report dated October 31, 1996 for Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, which are the predecessor funds to the Value Equity Fund, the Tax-Exempt Fund and the Government Securities Fund, respectively (collectively with the Annual Report for GE Funds, the “Financial Reports”), are incorporated herein by reference.

The International Income Fund and the Small-Cap Growth Equity Fund have not yet commenced operations and have no assets as of the date of this SAI. The Trust will furnish, without charge, a copy of the Financial Reports, upon request to the Trust at P.O. Box 120065, Stamford, CT 06912-0065, (800) 242-0134.

APPENDIX

DESCRIPTION OF RATINGS

Commercial Paper Ratings

The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated “A-1.”

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer’s products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P’s ratings of A-1+ and A-1 as being in S&P’s highest rating category.

Description of S&P Corporate Bond Ratings

AAA — This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

AA — Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A — Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB — Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

BB, B and CCC — Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody’s Corporate Bond Ratings

Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

AAA — Prime — These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds — In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds — Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

AA — High Grade — The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A — Good Grade — Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

General Obligation Bonds — There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds — Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB — Medium Grade — Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

General Obligation Bonds — Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

Revenue Bonds — Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

BB, B, CCC and CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

C — The rating C is reserved for income bonds on which no interest is being paid.

D — Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody’s Municipal Bond Ratings

Aaa — Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa — Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B — Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody’s Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

PART C

OTHER INFORMATION

Item 23. Exhibits

Exhibit No.	Description of Exhibit

(a)(1)	Declaration of Trust*

(a)(2)	Certificate of Amendment of Declaration of Trust and Change of Series Designation*

(a)(3)	Form of Amendment to Declaration of Trust to add GE Short-Term Government Fund (“Short-Term Government Fund”) and GE International Equity Fund (“International Fund”)*

(a)(4)	Form of Amendment to Declaration of Trust to add GE Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) and GE International Fixed Income Fund (“International Income Fund”)*

(a)(5)	Form of Amendment to Declaration of Trust to add GE Premier Growth Equity Fund (“Premier Fund”)*

(a)(6)	Form of Amendment to Declaration of Trust to add GE Value Equity Fund (“Value Equity Fund”) and GE Government Securities Fund (“Government Securities Fund”)*

(a)(7)

Form of Amendment to Declaration of Trust to add GE Small-Cap Value Equity Fund (“Small-Cap Value Fund”), GE Small-Cap Growth Equity Fund (“Small-Cap Growth Fund”), GE Mid-Cap Value Equity Fund (“Mid-Cap Value Fund”) and GE High Yield Fund (“High Yield Fund”)*

(a)(8)	Form of Amendment to Declaration of Trust to add GE Europe Equity Fund (“Europe Fund”) and GE Emerging Markets Fund (“Emerging Markets Fund”)*

(a)(9)	Certificate of Amendment to Declaration of Trust*

(a)(10)	Amendment to Establishment and Designation of Classes*

(a)(11)	Form of Amendment to Establishment and Designation of Classes*

(a)(12)

Form of Amendment to Declaration of Trust to add GE Premier Research Equity Fund (“Premier Research Fund”), GE Premier International Equity Fund (“Premier International Fund”), GE Premier Value Equity Fund (“Premier Value Fund”) and GE S&P 500 Index Fund*

(b)	By-Laws*

(c	)	Not applicable

(d	)(1)	Form of Investment Advisory and Administration Agreement*

(d	)(2)	Form of Investment Advisory Agreement for Short-Term Government Fund and International Fund*

(d	)(3)	Form of Investment Advisory Agreement for Mid-Cap Growth Fund and International Income Fund*

(d	)(4)	Form of Investment Advisory and Administration Agreement for Premier Fund*

(d	)(5)	Form of Investment Advisory and Administration Agreement for Value Equity Fund and Government Securities Fund*

(d	)(6)	Form of Amended and Restated Investment Advisory and Administration Agreement for Tax-Exempt Fund*

(d	)(7)	Form of Investment Advisory and Administration Agreement for Small-Cap Value Fund and Small-Cap Growth Fund*

(d	)(8)	Form of Amended and Restated Investment Advisory and Administration Agreement for Mid-Cap Value Fund*

(d	)(9)	Form of Amended and Restated Investment Advisory and Administration Agreement for High Yield Fund*

(d	)(10)	Form of Investment Advisory and Administration Agreement for Europe Fund*

(d	)(11)	Form of Investment Advisory and Administration Agreement for Emerging Markets Fund*

(d	)(12)	Form of Investment Advisory and Administration Agreement for Premier Research Fund*

(d	)(13)	Form of Investment Advisory and Administration Agreement for Premier International Fund*

(d	)(14)	Form of Investment Advisory and Administration Agreement for Premier Value Fund*

(d	)(15)	Form of Investment Advisory and Administration Agreement for S&P 500 Index Fund*

(d	)(16)	Form of Sub-Investment Advisory Agreement for Small-Cap Value Fund*

(d	)(17)	Form of Sub-Investment Advisory Agreement for High Yield Fund*

(d	)(18)	Form of Sub-Investment Advisory Agreement for S&P 500 Index Fund*

(e	)	Form of Distribution Agreement, as amended*

(f	)	Not applicable

(g	)	Form of Custodian Contract*

(h	)(1)	Form of Transfer Agency and Service Agreement*

(h	)(2)	Form of Administration Agreement for Short-Term Government Fund and International Fund*

(h	)(3)	Form of Administration Agreement for Mid-Cap Growth Fund and International Income Fund*

(h	)(4)	Amended and Restated Expense Limitation Agreement, filed herewith

(i	)(1)	Opinion and Consent of Willkie Farr & Gallagher*

(i	)(2)	Opinion and Consent of Bingham Dana LLP*

(j	)(1)	Consent of PricewaterhouseCoopers LLP, filed herewith

(j	)(2)	Consent of Willkie Farr & Gallagher, filed herewith

(k	)	Not applicable

(l	)(1)	Purchase Agreement*

(l	)(2)	Form of Purchase Agreement for Short-Term Government Fund and International Fund*

(l	)(3)	Form of Purchase Agreement for Mid-Cap Growth Fund and International Income Fund*

(m	)(1)	Form of Amended and Restated Shareholder Servicing and Distribution Plan*

(m	)(2)	Form of Amended and Restated Shareholder Servicing and Distribution Plan for Short-Term Government Fund*

(m	)(3)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement*

(m	)(4)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement for Short-Term Government Fund*

(n	)	Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended*

(o	)	Not applicable

(p	)(1)	GEAM of Code of Ethics*

(p	)(2)	SSgA Funds Management (“SSga”)Code of Ethics*

(p	)(3)	Palisade Capital Management, L.L.C. Code of Ethics*

(p	)(4)	Morgan Stanley Investments LP Code of Ethics*

*	Previously filed.

Item 24. Persons Controlled by or Under Common Control with Registrant

See Item 26.

Item 25. Indemnification

Reference is made to Article IV of the Declaration of Trust of GE Funds (“Registrant”) filed as Exhibit (a) to this Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933 as amended (the “Securities Act”), may be permitted for Trustees, officers and controlling persons of Registrant pursuant to provisions of Registrant’s Declaration of Trust, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisers

Reference is made to “About the Investment Adviser” in the Prospectus forming Part A, and “Management of the Trust” in the Statement of Additional Information forming Part B, of this Registration Statement.

GEAM serves as investment adviser and administrator for each Fund. The business, profession, vocation or employment of a substantial nature which each director or officer of GEAM is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
John H. Myers	President, CEO & Director	3003 Summer Street Stamford, CT

David B. Carlson	Executive Vice President	3003 Summer Street Stamford, CT

Michael J. Cosgrove	Executive Vice President	3003 Summer Street Stamford, CT

Alan M. Lewis	Executive Vice President, General Counsel and Secretary	3003 Summer Street Stamford, CT

Ralph R. Layman	Executive Vice President	3003 Summer Street Stamford, CT

Robert A. MacDougall	Executive Vice President	3003 Summer Street Stamford, CT

Donald W. Torey	Executive Vice President	3003 Summer Street Stamford, CT

John J. Walker	Chief Financial Officer	3003 Summer Street Stamford, CT

Palisade serves as sub-adviser to the Small-Cap Value Equity Fund. Palisade manages various institutional and private accounts and has a history of managing small-cap equity portfolios. The business, profession, vocation or employment of a substantial nature which each director or officer of Palisade is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee, is as follows:

Name	Capacity With Advisor	Business Name and Address
Martin L. Berman	Chairman	CEO, Palisade Capital Securities, L.L.C. Fort Lee, NJ

Steven E. Berman	COO	President, Palisade Capital Securities, L.L.C. Fort Lee, NJ

Jack Feiler	President, CIO	Executive Vice President, Palisade Capital Securities, L.L.C. Fort Lee, NJ

Richard Whitman	Executive Vice President - Investments	General Partner, Benchmark Partners, LP New York, NY

Dennison T. Veru	Executive Vice President	Director, Stockcube, PLC London, England

Item 27. Principal Underwriters

(a) GE Investment Distributors, Inc. (“GEID”) also serves as distributor for GE Investments Funds, Inc., GE Institutional Funds, GE LifeStyle Funds, GE Private Asset Management Funds, Inc. (formerly Centurion Funds, Inc.), Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Money Market Fund, Elfun Trusts and Elfun Diversified Fund.

(b) The information required by this Item 27 with respect to each director and officer of GEID is incorporated by reference to Schedule A of Form BD filed by GEID pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-45710).

(c) Not applicable.

Item 28. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, are maintained at the offices of: Registrant located at 3003 Summer Street, Stamford, Connecticut 06905; 3001 Summer Street, Stamford, Connecticut 06912; State Street Bank and Trust Company (“State Street”), Registrant’s custodian and transfer agent, located at 225 Franklin Street, Boston, Massachusetts 02101; and National Financial Data Services Inc., a subsidiary of State Street, located at P.O. Box 419631, Kansas City, Missouri 64141-6631.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 27th day of January, 2004.

By:	/s/ Michael J. Cosgrove
Michael J. Cosgrove
President and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Michael J. Cosgrove	Trustee, President and Chairman of the Board (Chief Executive Officer)	1/27/04
Michael J. Cosgrove

/s/ John R. Costantino	Trustee	1/27/04
John R. Costantino*

/s/ Alan M. Lewis	Trustee	1/27/04
Alan M. Lewis

/s/ William J. Lucas	Trustee	1/27/04
William J. Lucas*

/s/ Robert P. Quinn	Trustee	1/27/04
Robert P. Quinn*

/s/ Robert Herlihy	Treasurer (Principal Financial Officer)	1/27/04
Robert Herlihy

*	Signature affixed by Matthew J. Simpson pursuant to a power of attorney dated December 9, 1998 and incorporated by reference to Exhibit 99(p), filed with the Commission on March 17, 1999.

/s/ Matthew J. Simpson
Matthew J. Simpson